As filed with the Securities and Exchange Commission on May 2, 2013

Registration No. 333-89661; 811-09645

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒

Pre-Effective Amendment No.

☐

Post-Effective Amendment No. 116

☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

☒

Amendment No. 117

(Check appropriate box or boxes)

COLUMBIA FUNDS SERIES TRUST

(Exact Name of Registrant as specified in Charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 321-7854

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and Address of Agent for Service)

With copies to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on July 1, 2013 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Registrant’s Columbia International Value Fund series. Information contained in the Registrant’s Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Prospectus

[July 1, 2013]

Columbia International Value Fund

Class	Ticker Symbol

Class A Shares	NIVLX

Class B Shares	NBIVX

Class C Shares	NVICX

Class I Shares	CVLIX

Class R Shares	CIVRX

Class R4 Shares	CVFRX

Class R5 Shares	CLVRX

Class Z Shares	EMIEX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Columbia International Value Fund

                    Prospectus 2013

Columbia International Value Fund

Summary of the Fund

Investment Objective

Columbia International Value Fund (the Fund) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, in the Choosing a Share Class section beginning on page 18 of this prospectus and in Appendix D to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page D-1.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class B		Class C		Classes I, R, R4, R5 and Z

Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None		None		None

Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00	%(a)	5.00	%(b)	1.00	%(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(d)

	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class Z

Management fees(e)%		%	%	%	%	%	%	%

Distribution and/or service (12b-1) fees	%	%	%	%	%	%	%	%

Other expenses((e)%		%	%	%	%	%	%	%

Total annual Fund operating expenses	%	%	%	%	%	%	%	%

(a)	Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.

(b)	This charge decreases over time.

(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.

(d)	These fees and expenses and the examples below include the Fund’s portion of the fees and expenses deducted from the assets of Columbia International Value Master Portfolio (the Master Portfolio).

(e)	Management fees and other expenses have been restated to reflect contractual changes to certain fees paid by the Fund and the Master Portfolio. Certain other expenses for Class R4 and Class R5 shares are also based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

¢	you invest $10,000 in the applicable class of Fund shares for the periods indicated,

¢	your investment has a 5% return each year, and

¢	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expense table above.

Prospectus 2013	3

        Columbia International Value Fund

Summary of the Fund (continued)

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$	$	$	$

Class B (assuming redemption of all shares at the end of the period)	$	$	$	$

Class B (assuming no redemption of shares)	$	$	$	$

Class C (assuming complete redemption of shares at the end of the period)	$	$	$	$

Class C (assuming no redemption of shares)	$	$	$	$

Class I (whether or not shares are redeemed)	$	$	$	$

Class R (whether or not shares are redeemed)	$	$	$	$

Class R4 (whether or not shares are redeemed)	$	$	$	$

Class R5 (whether or not shares are redeemed)	$	$	$	$

Class Z (whether or not shares are redeemed)	$	$	$	$

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [        ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio invests at least 80% of total assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Master Portfolio typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging markets. The Master Portfolio may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may invest in currency forwards for hedging purposes and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

The Master Portfolio has the following limits on its investments, which are applied at the time an investment is made. The Master Portfolio:

¢	normally invests no more than 5% of its total assets in a single security;

¢	typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and

¢	generally may not invest more than 20% of its total assets in emerging markets.

The investment manager combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Master Portfolio’s portfolio.

Prospectus 2013	4

Columbia International Value Fund

Summary of the Fund (continued)

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Prospectus 2013	5

        Columbia International Value Fund

Summary of the Fund (continued)

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Prospectus 2013	6

        Columbia International Value Fund

Summary of the Fund (continued)

Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. Class A share performance (without sales charges) is shown in the bar chart because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that is available for investment by the general public. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of a broad measure of market performance.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes of the Fund invest in the same portfolio of securities.

The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. After-tax returns are shown for Class A shares because Class A shares have at least ten calendar years of performance and Class A shares are the most common share class across the Columbia Funds complex that is available for investment by the general public.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart

[ ]	Best	[] Quarter []	0.00%

	Worst	[] Quarter []	0.00%

*	Year to Date return as of March 31, 2013: [__]%

Prospectus 2013	7

Columbia International Value Fund

Summary of the Fund (continued)

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2012)

	Share Class Inception Date	1 Year	5 Years	Life of Fund

Class A	12/27/1995

shares returns before taxes		—	—	—

shares returns after taxes on distributions		—	—	—

shares returns after taxes on distributions and sale of Fund shares		—	—	—

shares returns before taxes (without sales charges)		—	—	—

Class B shares returns before taxes	05/22/1998	—	—	—

Class C shares returns before taxes	06/15/1998	—	—	—

Class I shares returns before taxes	09/27/2010	—	—	—

Class R shares returns before taxes	09/27/2010	—	—	—

Class R4 shares returns before taxes	11/8/2012	—	—	—

Class R5 shares returns before taxes	11/8/2012	—	—	—

Class Z shares returns before taxes	12/27/1995	—	—	—

MSCI EAFE Value Index (Net)( (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		—	—	—

Fund Management

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Fred Copper, CFA	Portfolio Manager	Co- manager	June 2013

Colin Moore	Chief Investment Officer	Co- manager	June 2013

Prospectus 2013	8

        Columbia International Value Fund

Summary of the Fund (continued)

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone

columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Suite 8081, Canton, MA 02021-2809	800.422.3737

You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.

The minimum initial investment amounts for the share classes offered by the Fund are shown below:

Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts

Classes A, B* & C	Nonqualified accounts	$2,000	$100

	Individual retirement accounts	$1,000	$100

Classes I, R & R4	All eligible accounts	None	None

Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A

	Omnibus retirement plans	None	N/A

Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$100

*	This class of shares is generally closed to new investors

There is no minimum additional investment for any share class.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Prospectus 2013	9

Columbia International Value Fund

More Information About the Fund

Investment Objective

Columbia International Value Fund (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

Principal Investment Strategies

The Fund invests all or substantially all of its assets in Columbia International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio invests at least 80% of total assets (including the amount of any borrowings for investment purposes) in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Master Portfolio typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging markets. The Master Portfolio may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Master Portfolio may invest in currency forwards for hedging purposes and futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset.

The Master Portfolio has the following limits on its investments, which are applied at the time an investment is made. The Master Portfolio:

¢	normally invests no more than 5% of its total assets in a single security;

¢	typically invests up to the greater of (i) 20% of its total assets in a single country or industry or (ii) 150% of the weighting of a single country or industry in the MSCI Europe, Australasia, Far East (MSCI EAFE) Value Index (limited to less than 25% of its total assets in a single industry, other than U.S. Government obligations); and

¢	generally may not invest more than 20% of its total assets in emerging markets.

The investment manager combines fundamental and quantitative analysis with risk management in identifying value opportunities and constructing the Master Portfolio’s portfolio.

In selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:

¢	businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors;

¢	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Investment Manager believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

¢	a company’s current operating margins relative to its historic range and future potential; and

¢	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Prospectus 2013	10

Columbia International Value Fund

More Information About the Fund

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and Fund share price may go down.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Prospectus 2013	11

Columbia International Value Fund

More Information About the Fund

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

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More Information About the Fund (continued)

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

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More Information About the Fund (continued)

Additional Investment Strategies and Policies

This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset. For these purposes, the Fund determines the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. For more information on the Fund’s holdings, see the Fund’s shareholder reports.

Transactions in Derivatives

The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

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More Information About the Fund (continued)

Investing in Affiliated Funds

The Investment Manager or an affiliate serves as investment adviser to mutual funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds” and provide asset-allocation services to shareholders by investing in shares of other Columbia Funds (collectively referred to in this section as Underlying Funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the Underlying Funds may experience relatively large purchases or redemptions. Although the Investment Manager may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell securities to manage these transactions. Further, when the Investment Manager structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and/or its affiliates receive fees from any such funds that are affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Lending of Portfolio Securities

The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.

The Board of Trustees has determined to suspend participation in the securities lending program but may renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such

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Columbia International Value Fund

More Information About the Fund (continued)

defensive positioning is appropriate. The Fund may take such defensive investment positions for as long a period as deemed necessary. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. For information on the risks of investing in derivatives, see Transactions in Derivatives above.

The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also Investing in Money Market Funds above for more information.

Portfolio Holdings Disclosure

The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI. The Fund considers changes in its portfolio holdings to be confidential information. Consequentially, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed, as described in the SAI.

Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.

FUNDamentals

Portfolio Holdings Versus the Benchmarks

The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund’s holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund’s weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.

Mailings to Households

In order to reduce shareholder expenses the Fund may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive separate copies of these documents, call 800.345.6611 or, if your shares are held through a financial intermediary, contact your intermediary directly.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios reflect fee arrangements as of the date of this prospectus, and are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or a later date, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that if the Fund’s assets decrease, the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (a) investment management fees; (b) distribution and/or service (Rule 12b-1) fees; and (c) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

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        Columbia International Value Fund

More Information About the Fund (continued)

FUNDamentals

Other Expenses

“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. Generally, these expenses are the same for each share class and are allocated on a pro rata basis across all share classes. Transfer agent fees, however, are class specific. They differ by share class because the shareholder services provided to each share class may be different. Accordingly, the differences in “Other expenses” among share classes are primarily the result of the different transfer agent fees applicable to each share class. For details on the transfer agent fees paid by each share class, see Choosing a Share Class — Selling Agent Compensation.

Expense Reimbursement Arrangements and Impact on Past Performance

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia International Value Fund

Class A	[]%

Class B	[]%

Class C	[]%

Class I	[]%

Class R	[]%

Class R4	[]%

Class R5	[]%

Class Z	[]%

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers/expense reimbursements, the Fund’s returns would have been lower.

Primary Service Providers

The Investment Manager, which is also the Fund’s administrator (Administrator), the Distributor and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including Columbia Funds, and are paid for providing these services. These service relationships are described below.

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The Investment Manager

The Investment Manager is located at 225 Franklin Street, Boston, MA 02110 and serves as investment adviser to the Columbia Funds. The Investment Manager is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial. The Investment Manager’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, the Investment Manager acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries.

Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund. The Investment Manager is responsible for the investment management of the Fund, but has delegated certain of its duties, including day-to-day portfolio management of all or a portion of the Fund’s assets to one or more investment subadvisers that determines what securities and other investments the Fund should buy or sell and executes these portfolio transactions.

The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Master Portfolio amounted to 0.81% of average daily net assets of the Master Portfolio. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semi-annual report to shareholders for the fiscal period ended August 31, 2012.

Portfolio Manager

Information about the Fund’s portfolio manager(s) primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about portfolio manager(s), including information relating to compensation, other accounts managed by the portfolio manager(s) and ownership by portfolio manager(s) of securities in the Fund.

Portfolio Manager	Title	Role with Fund	Managed Fund Since

Fred Copper, CFA	Portfolio Manager	Co-manager	June 2013

Colin Moore	Chief Investment Officer	Co-manager	June 2013

Mr. Copper was a portfolio manager for Columbia Management Advisors, LLC from 2005 until May 2010 when he joined the Investment Manager in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Copper began his investment career in 1990 and earned a B.S. from Boston College and an M.B.A. from the University of Chicago.

Mr. Moore was a portfolio manager for Columbia Management Advisors, LLC from 2002 until May 2010 when he joined the Investment Manager in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Moore began his investment career in 1983 and completed the Investment Management Program at the London Business School.

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More Information About the Fund (continued)

The Administrator

Columbia Management Investment Advisers, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s service providers and the provision of related clerical and administrative services. The Fund pays Columbia Management a fee (plus certain out-of-pocket expenses) for the administrative services it provides to the Fund.

The Distributor

Shares of the Fund are distributed by the Distributor. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service (Shareholder Services). The Transfer Agent has engaged DST Systems, Inc. including its affiliate, Boston Financial Data Services, as the Funds’ sub-transfer agent to provide certain Shareholder Services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain Shareholder Services. The Fund generally pays the Transfer Agent a per account fee for each account held directly with the Transfer Agent, pays a fee based on the assets invested through omnibus accounts and reimburses the Transfer Agent for certain out-of-pocket expenses.

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Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

The Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, provide various services to the Fund and other Columbia Funds for which they are compensated. Ameriprise Financial and its other affiliates may also provide other services to these funds and be compensated for them.

The Investment Manager and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Columbia Funds. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Columbia Funds.

Conflicts of interest and limitations that could affect a Columbia Fund may arise from, for example, the following:

¢	compensation and other benefits received by the Investment Manager and other Ameriprise Financial affiliates related to the management/administration of a Columbia Fund and the sale of its shares;

¢	the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

¢	separate and potentially divergent management of a Columbia Fund and other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates;

¢	regulatory and other investment restrictions on investment activities of the Investment Manager and other Ameriprise Financial affiliates and accounts advised/managed by them;

¢	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which a Columbia Fund invests; and

¢	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, and a Columbia Fund.

The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest section of the SAI. Investors in the Columbia Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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        Columbia International Value Fund

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Funds. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Transfer Agent.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

¢	The amount you plan to invest.

¢	How long you intend to remain invested in the Fund.

¢	The expenses for each share class.

¢	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

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Columbia International Value Fund

Choosing a Share Class (continued)

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares.

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class Features

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)

Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%

Class B	Eligibility: Closed to new investors(f) Investment Limit: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%

Class C

Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limit: Up to $999,999; none for omnibus retirement plans Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%

Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limit and Conversion Features: None	None	None	None

Prospectus 2013	22

        Columbia International Value Fund

Choosing a Share Class (continued)

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)

Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Non 12b-1 Plan Administration Services Fee: 0.25%

Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and/or service fee of 0.50%, of which the service fee may be up to 0.25%

Class R4(h)

Eligibility: Available only to (i) omnibus retirement plans,(ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts

Minimum Initial Investment, Investment Limit and Conversion Features: None

		None	None	None

Prospectus 2013	23

Columbia International Value Fund

Choosing a Share Class (continued)

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment: None for omnibus retirement plans; $100,000 for combined underlying accounts of eligible registered investment advisers Investment Limit and Conversion Features: None

		None	None	None

Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limit and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%

Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limit and Conversion Features: None

		None	None	Distribution and/or Service Fees: 0.25%

Prospectus 2013	24

        Columbia International Value Fund

Choosing a Share Class (continued)

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount); and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limit and Conversion Features: None

		None	None	None

(a)	For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(b)	The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging and Markets Macro Fund. See Buying, Selling and Exchanging Shares — Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.
(c)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class

Prospectus 2013	25

— Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(d)	These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class — Distribution and Service Fees.
(e)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.
(f)	These share classes are closed, or will be closed, to new accounts, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:
•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and, subject to exceptions, funded a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the sole discretion of the Distributor, omnibus retirement plans affiliated with a grandfathered plan may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)	Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Prospectus 2013	26

Columbia International Value Fund

Choosing a Share Class (continued)

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services. Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees.

Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

¢       The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

¢       The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

¢	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

¢	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Prospectus 2013	27

        Columbia International Value Fund

Choosing a Share Class (continued)

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price

Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund, Columbia Absolute Return Enhanced Multi-Strategy Fund, Columbia Commodity Strategy Fund, Columbia Risk Allocation Fund and Funds-of-Funds (equity)*	$ 0–$49,999	5.75%	6.10%	5.00%

	$ 50,000–$99,999	4.50%	4.71%	3.75%

	$100,000–$249,999	3.50%	3.63%	3.00%

	$250,000–$499,999	2.50%	2.56%	2.15%

	$500,000–$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

For Fixed Income Funds (except those listed below) and Funds-of-Funds (fixed income)*	$ 0-$49,999	4.75%	4.99%	4.00%

	$ 50,000–$99,999	4.25%	4.44%	3.50%

	$100,000–$249,999	3.50%	3.63%	3.00%

	$250,000–$499,999	2.50%	2.56%	2.15%

	$500,000–$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund and each of the state-specific intermediate municipal bond Funds	$ 0-$99,999	3.25%	3.36%	2.75%

	$100,000–$249,999	2.50%	2.56%	2.15%

	$250,000–$499,999	2.00%	2.04%	1.75%

	$500,000–$999,999	1.50%	1.53%	1.25%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Prospectus 2013	28

Columbia International Value Fund

Choosing a Share Class (continued)

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price

Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Multi-Strategy Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund and Columbia Limited Duration Credit Fund	$ 0-$99,999	3.00%	3.09%	2.50%

	$100,000–$249,999	2.50%	2.56%	2.15%

	$250,000–$499,999	2.00%	2.04%	1.75%

	$500,000–$999,999	1.50%	1.52%	1.25%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

Columbia Short Term Bond Fund and Columbia Short Term Municipal Bond Fund	$ 0-$99,999	1.00%	1.01%	0.75%

	$100,000–$249,999	0.75%	0.76%	0.50%

	$250,000–$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

*

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund and Columbia Portfolio Builder Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.

(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

¢	If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

¢	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Prospectus 2013	29

        Columbia International Value Fund

Choosing a Share Class (continued)

FUNDamentals

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)

$1 million – $2,999,999	1.00%

$3 million – $49,999,999	0.50%

$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed).

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Prospectus 2013	30

Columbia International Value Fund

Choosing a Share Class (continued)

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds (except those listed below)

Number of Years Class B Shares Held	Applicable CDSC*

One	5.00%

Two	4.00%

Three	3.00%

Four	3.00%

Five	2.00%

Six	1.00%

Seven	None

Eight	None

Nine	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B Shares — CDSC Schedule for Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund and the State-specific Intermediate Municipal Bond Funds

Number of Years Class B Shares Held	Applicable CDSC*

One	3.00%

Two	3.00%

Three	2.00%

Four	1.00%

Five	None

Six	None

Seven	None

Eight	None

Nine	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Prospectus 2013	31

        Columbia International Value Fund

Choosing a Share Class (continued)

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor).

This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Prospectus 2013	32

Columbia International Value Fund

Choosing a Share Class (continued)

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares or a CDSC when you sell Class R shares. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)

$0 – $49,999,999	0.50%

$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

¢	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

¢	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Prospectus 2013	33

Columbia International Value Fund

Choosing a Share Class (continued)

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price

	$ 0–$49,999	5.75%	6.10%	5.00%

	$ 50,000–$99,999	4.50%	4.71%	3.75%

	$100,000–$249,999	3.50%	3.63%	2.75%

Equity Funds	$250,000–$499,999	2.50%	2.56%	2.00%

	$500,000–$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

	$ 0–$49,999	4.75%	4.99%	4.25%

	$ 50,000–$99,999	4.50%	4.71%	3.75%

	$100,000–$249,999	3.50%	3.63%	2.75%

Fixed Income Funds	$250,000–$499,999	2.50%	2.56%	2.00%

	$500,000–$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Prospectus 2013	34

        Columbia International Value Fund

Choosing a Share Class (continued)

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

¢	If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

¢	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)

Purchase Amount	Commission Level (as a % of net asset value per share)

$1 million – $2,999,999	1.00%

$3 million – $49,999,999	0.50%

$50 million or more	0.25%

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        Columbia International Value Fund

Choosing a Share Class (continued)

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Prospectus 2013	36

Columbia International Value Fund

Choosing a Share Class (continued)

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Prospectus 2013	37

Columbia International Value Fund

Choosing a Share Class (continued)

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Prospectus 2013	38

        Columbia International Value Fund

Choosing a Share Class (continued)

Distribution and Service Fees

The Board has approved, and the Funds have adopted distribution and or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total

Class A	up to 0.25%(d)	up to 0.25%	up to 0.35%(a)(b)(c)

Class B	0.75%	0.25%	1.00%(b)

Class C	0.75%(c)	0.25%	1.00%(b)(e)

Class I	None	None	None

Class K	None	0.25%(f)	0.25%(f)

Class R (Legacy Columbia Funds)	0.50%	—(g)	0.50%

Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(g)

Class R4	None	None	None

Class R5	None	None	None

Class T	None	0.50%(h)	0.50%(h)

Class W	up to 0.25%	up to 0.25%	0.25%(c)

Class Y	None	None	None

Class Z	None	None	None

Prospectus 2013	39

Columbia International Value Fund

Choosing a Share Class (continued)

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total

Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund

	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares

Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund

	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund

	—	—	0.25%; these Funds pay a combined distribution and service fee

Prospectus 2013	40

Columbia International Value Fund

Choosing a Share Class (continued)

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)	The Distributor has voluntarily agreed, effective January 1, 2013, to waive the distribution fee it receives from Class B shares of Columbia Seligman Communications and Information Fund.

(e)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(f)	The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(g)	Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(h)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Prospectus 2013	41

        Columbia International Value Fund

Choosing a Share Class (continued)

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Prospectus 2013	42

Columbia International Value Fund

Choosing a Share Class (continued)

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor, the Investment Manager and their affiliates may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Prospectus 2013	43

        Columbia International Value Fund

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals

NAV Calculation Each of the Fund’s share classes calculates its NAV as follows: NAV = (Value of assets of the share class) – (Liabilities of the share class) Number of outstanding shares of the class

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security. To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Prospectus 2013	44

Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

¢	The amount is greater than $100,000.

¢	You want your check made payable to someone other than the registered account owner(s).

¢	Your address of record has changed within the last 30 days.

¢	You want the check mailed to an address other than the address of record.

¢	You want the proceeds sent to a bank account not on file.

¢	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance

For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)

Individual Retirement Accounts for all Funds and classes except those listed below	None

Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$5,000

Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500

Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

¢	negative impact on the Fund’s performance;

¢	potential dilution of the value of the Fund’s shares;

¢	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

¢	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

¢	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

¢	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery of redemption proceeds or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redemptions only) Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

¢	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

¢	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Class K Shares (Closed)

Class K shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, in the sole discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts.

Prior to October 31, 2012, Class R4 shares were named Class R3shares.

Class R5 Shares

Class R5 shares are available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. As with other minimum initial investment requirements, the Distributor may, in its sole discretion, waive the minimum initial investment requirement for Class Y shares.

Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated selling agents and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Z accounts in a Fund after March 28, 2013 if the affiliated plan opened a Class Z account on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares, but such a plan may establish new accounts in a different share class for which the plan is eligible. The Distributor may, in its sole discretion, delay the funding requirement described above for omnibus retirement plans to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with the Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions). Effective March 29, 2013, such accounts may, at their holder’s option, exchange Class Z shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investments

	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans

For all Funds, classes and account types except those listed below	$2,000	$100(b)

Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)

Columbia Absolute Return Currency and Income Fund and Columbia Absolute Return Emerging Markets Macro Fund	$10,000	$10,000

Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000

Class I, Class K, Class R and, Class R4	None	None

Class R5	variable(d)	N/A

Class W	$500	N/A

Class Y	variable(e)	N/A

Class Z	variable(f)	variable(f)

(a)	If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

(b)	Money market Funds — $2,000

(c)	Money market Funds — $1,000

(d)	There is no minimum initial investment in Class R5 shares for omnibus retirement plans. A minimum initial investment of $100,000 applies to aggregate purchases of Class R5 shares of a Fund for combined underlying accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements.

(e)	There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(f)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See — Class Z Shares Minimum Initial Investments below. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first four rows of the table, as applicable.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

¢	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

¢	Any health savings account sponsored by a third party platform.

¢	Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

¢	Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

¢	Any employee of Columbia Management Investment Advisers, LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

¢	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

¢	Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

¢	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

¢	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

¢	Any employee of Columbia Management Investment Advisers, LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

¢	Certain other investors as set forth in more detail in the SAI.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

¢	Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

¢	You generally buy Class A and Class Tshares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

¢	You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

¢	The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

¢	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

¢	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested.

Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee may be required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributes portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

¢	Once the Transfer Agent or your selling agent receives your redemption order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

¢	If you sell your shares directly through the Funds, we will normally send the redemption proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

¢	If you sell your shares through a selling agent, the Funds will normally send the redemption proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

¢	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

¢	No interest will be paid on uncashed redemption checks.

¢	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

¢	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

¢	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

¢	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

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        Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging.

You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

Other Exchange Rules You Should Know

¢	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

¢	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

¢	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

¢	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

¢	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

¢	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

¢	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

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Columbia International Value Fund

Buying, Selling and Exchanging Shares (continued)

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If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

¡	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

¡	You generally may make an exchange only into a Fund that is accepting investments.

¡	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

¡	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

¡	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

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Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund. In certain circumstances, the front-end sales charge applicable to Class A shares may be waived on exchanges of Class Z shares for Class A shares. See Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Z Shares for details.

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You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares, Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

¡	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund

¡	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of the exchange privilege.

Note the following rules relating to same-Fund exchanges:

¢	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

¢	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

Prospectus 2013	59

        Columbia International Value Fund

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

¢	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

¢	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	Semi-Annually

Distributions	Semi-Annually

The Fund may, however, declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

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Columbia International Value Fund

Distributions and Taxes (continued)

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

¢	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

¢	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

¢	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

¢	From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain. For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

¢

For taxable years beginning on or before December 31, 2012, if you are an individual and you met certain holding period and other requirements for your Fund shares, a portion of your distributions may have been treated as “qualified dividend income” taxable at the lower net long-term capital gain rates described below instead of at the higher ordinary income rates. Qualified dividend income was income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund met certain holding period and other requirements for the stock producing such dividends. As of December 19, 2012, it was unclear whether Congress would eliminate, extend, or change the special tax treatment of qualified dividend

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        Columbia International Value Fund

Distributions and Taxes (continued)

income to or for taxable years beginning on or after January 1, 2013. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income, even if the special treatment of such income is extended.

¢	For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain was reduced to 15%. As of December 19, 2012, this top long-term capital gain rate was scheduled to increase to 20% for taxable years beginning on or after January 1, 2013, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the pre-2013 reduced rates on net long-term capital gain to taxable years beginning on or after January 1, 2013 or otherwise modify the scheduled post-2012 rates.

¢	Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) are subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

¢	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

¢	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

¢	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

¢	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

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Columbia International Value Fund

Distributions and Taxes (continued)

¢	For a Fund organized as a fund-of-funds: Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

¢	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

¢	Historically, the Fund has only been required to report to you and the Internal Revenue Service (IRS) gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

¢	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct TIN or haven’t certified to the Fund that withholding doesn’t apply; the IRS has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Prospectus 2013	63

        Columbia International Value Fund

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. This information has been audited by [        ], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

Year Ended August 31,

Class [ ]	2012	2011	2010	2009	2008

Per share data

Net asset value, beginning of period

Income from investment operations:

Net investment income

Net realized and unrealized gain (loss)

Total from investment operations

Less distributions to shareholders:

Net investment income

Net realized gains

Tax return of capital

Total distributions to shareholders

Proceeds from regulatory settlement

Redemption Fees:

Redemption fees added to paid-in-capital

Net asset value, end of period

Total return

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed

Net expenses after fees waived or expenses reimbursed(b)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)

Net investment income(d)

Supplemental data

Net assets, end of period (in thousands)

Portfolio turnover

    Notes to Financial Highlights

Prospectus 2013	64

Additional Information About the Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:

By Mail:	Columbia Funds c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiamanagement.com

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

The investment company registration number of Columbia Funds Series Trust, of which the Fund is a series, is 811-09645.

© 2013 Columbia Management Investment Distributors, Inc.

225 Franklin Street, Boston, MA 02110

800.345.6611

C-1681

STATEMENT OF ADDITIONAL INFORMATION

                , 2013

Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio (formerly Columbia Life Goal® Balanced Growth Portfolio)
Class A: NBIAX	Class B: NLBBX	Class C: NBICX
Class K: CAMKX	Class R: CLBRX	Class R4:CGBRX
Class R5: CLHRX	Class T: CGGTX	Class Y: —
Class Z: NBGPX
Columbia Capital Allocation Moderate Conservative Portfolio (formerly Columbia LifeGoal® Income and Growth Portfolio)
Class A: NLGAX	Class B: NLIBX	Class C: NIICX
Class K: CCAKX	Class R: CLIRX	Class R4: CHWRX
Class R5: CLRRX	Class Y: —	Class Z: NIPAX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX
Class I: CVLIX	Class R: CIVRX	Class R4: CVFRX
Class R5: CLVRX	Class Z: EMIEX
Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class R4: CARCX	Class W: RACWX
Class Y: CABYX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A: CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class R4: CATRX	Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class R4: —
Class R5: —	Class Y: —	Class Z: CPAZX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class R4: —
Class R5: —	Class Y: —	Class Z: CBVZX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class R4: —
Class R5: —	Class Y: —	Class Z: CBMZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class R4: CCOMX	Class W: CCSWX
Class Z: CCSZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX

Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Clas R4: CEBSX	Class R5: CEKRX	Class W: REMWX
Class Y: CEKYX	Class Z: CMBZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Y: CEVYX	Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R4: CFLRX	Class R5: RFRFX	Class W: RFRWX
Class Z: CFRZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Y: CGBYX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Opportunities Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class R4: CSDRX
Class R5: CLNRX	Class Z: CSAZX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class R4: CNMRX
Class R5: CKKRX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class R4: CPPRX	Class R5: CEPRX	Class W: CIOWX
Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class R5: CFSRX	Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R4: CLCQX	Class R5: RSIPX	Class W: RDEWX
Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class R5: CQURX	Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX

Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class R4: CDLRX
Class R5: CTLRX	Class W: RLDWX	Class Y: CLDYX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class R5: CTXRX	Class Z: CCMZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class R4: CLONX	Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: CMRXX
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX

Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R4: CRRIX	Class R5: RRIZX	Class Z: CRIZX

Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R4: CCHRX	Class R5: SGTTX	Class Z: CSGZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiamanagement.com.

Statement of Additional Information – , 2013

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

Statement of Additional Information – , 2013	Page 1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiamanagement.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administrative Services Agreement	The administrative services agreement, as amended, between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Investment Advisers, LLC

Ameriprise Financial	Ameriprise Financial, Inc.

Statement of Additional Information – , 2013	Page 3

AMT-Free Tax-Exempt Bond Fund	Columbia AMT-Free Tax-Exempt Bond Fund

AP – Diversified Equity Income Fund	Columbia Active Portfolios® – Diversified Equity Income Fund

AR Currency and Income Fund	Columbia Absolute Return Currency/Income Fund

AR Emerging Markets Macro Fund	Columbia Absolute Return Emerging Markets Macro Fund

AR Enhanced Multi-Strategy Fund	Columbia Absolute Return Enhanced Multi-Strategy Fund

AR Multi-Strategy Fund	Columbia Absolute Return Multi-Strategy Fund

Asia Pacific ex-Japan Fund	Columbia Asia Pacific ex-Japan Fund

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

BHMS	Barrow, Hanley, Mewhinney & Strauss

Board	The Trust’s Board of Trustees

Brandes	Brandes Investment Partners, L.P.

CA Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio

Statement of Additional Information – , 2013	Page 4

CA Conservative Portfolio	Columbia Capital Allocation Conservative Portfolio

CA Moderate Aggressive Portfolio	Columbia Capital Allocation Moderate Aggressive Portfolio

CA Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio

CA Moderate Portfolio	Columbia Capital Allocation Moderate Portfolio

Capital Allocation Portfolios	CA Aggressive Portfolio, CA Conservative Portfolio, CA Moderate Aggressive Portfolio, CA Moderate Conservative Portfolio and CA Moderate Portfolio

CFST	Columbia Funds Series Trust

CFSTII	Columbia Funds Series Trust II

CFTC	The Commodity Futures Trading Commission, a U.S. Government agency

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Investment Manager or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc.,

Columbia Funds or Columbia Funds Family	The funds within the Columbia Funds Complex

Statement of Additional Information – , 2013	Page 5

Commodity Strategy Fund	Columbia Commodity Strategy Fund

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	Columbia Management Investment Distributors, Inc.

Diversified Equity Income Fund	Columbia Diversified Equity Income Fund

Dividend Opportunity Fund	Columbia Dividend Opportunity Fund

Donald Smith	Donald Smith & Co., Inc.

Emerging Markets Bond Fund	Columbia Emerging Markets Bond Fund

Equity Value Fund	Columbia Equity Value Fund

European Equity Fund	Columbia European Equity Fund

FDIC	Federal Deposit Insurance Corporation

Feeder Fund(s)	One or more of the series of CFST that invests all of its assets in a corresponding Master Portfolio that is a series of Columbia Funds Master Investment Trust, LLC (CMIT)

FHLMC	The Federal Home Loan Mortgage Corporation

Statement of Additional Information – , 2013	Page 6

Fitch	Fitch, Inc.

Flexible Capital Income Fund	Columbia Flexible Capital Income Fund

Floating Rate Fund	Columbia Floating Rate Fund

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust.

Global Bond Fund	Columbia Global Bond Fund

Global Equity Fund	Columbia Global Equity Fund

Global Opportunities Fund	Columbia Global Opportunities Fund

GNMA	Government National Mortgage Association

High Yield Bond Fund	Columbia High Yield Bond Fund

Income Builder Fund	Columbia Income Builder Fund

Income Opportunities Fund	Columbia Income Opportunities Fund

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Inflation Protected Securities Fund	Columbia Inflation Protected Securities Fund

Statement of Additional Information – , 2013	Page 7

Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds

International Value Fund or Feeder Fund	Columbia International Value Fund

Investment Management Services Agreement	The investment management services agreement, as amended, between the Trust, on behalf of the Funds, and the Investment Manager

Investment Manager or Adviser	Columbia Management Investment Advisers, LLC

Investment Sub-Advisory Agreement	The investment subadvisory agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require

IRS	United States Internal Revenue Service

JPMorgan	JPMorgan Chase Bank, N.A.

Large Core Quant Fund	Columbia Large Core Quantitative Fund

Large Growth Quant Fund	Columbia Large Core Quantitative Fund

Large Value Quant Fund	Columbia Large Value Quantitative Fund

Legacy Columbia Funds	The funds within the Columbia Funds Complex that used the Columbia brand prior to September 27, 2010, as listed on Appendix E hereto

Legacy RiverSource Funds or RiverSource Funds	The funds within the Columbia Funds Complex that historically bore the RiverSource, Seligman and Threadneedle brands, including those renamed to bear the “Columbia” brand effective September 27, 2010, as well as certain other funds, as listed on Appendix F hereto.

Statement of Additional Information – , 2013	Page 8

LIBOR	London Interbank Offered Rate

Limited Duration Credit Fund	Columbia Limited Duration Credit Fund

Marsico Capital	Marsico Capital Management, LLC

Marsico Flexible Cap Fund	Columbia Marsico Flexible Capital Fund

Masters International Equity Portfolio or Masters Fund	Columbia Masters International Equity Portfolio, a series of Columbia Funds Master Investment Trust, LLC

MetWest Capital	Metropolitan West Vapital Management, LLC

Mid Cap Value Opportunity Fund	Columbia Mid Cap Value Opportunity Fund

Minnesota Tax-Exempt Fund	Columbia MinnesotaTtax-Exempt Fund

Money Market Fund	Columbia Money Market Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Advisor Small Cap Value Fund	Columbia Multi-Advisor Small Cap Value Fund

NASDAQ	National Association of Securities Dealers Automated Quotations system

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

Statement of Additional Information – , 2013	Page 9

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

The Portfolio(s) or a Portfolio	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Previous Administrator	Columbia Management Advisors, LLC

Previous Adviser	Columbia Management Advisors, LLC, the former investment adviser of the series of CFST

Previous Distributor	Columbia Management Distributors, Inc., the former investment adviser of the series of CFST

Previous Transfer Agent	Columbia Management Services, Inc., the former transfer agent of the series of CFST

Recovery and Infrastructure Fund	Columbia Recover and Infrastructure Fund

REIT	Real estate investment trust

REMIC	Real estate mortgage investment conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

Statement of Additional Information – , 2013	Page 10

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission, a U.S. Government agency

Select Large-Cap Value Fund	Columbia Select Large-Cap Value Fund

Seligman Communications and Information Fund	Columbia Seligman Communications and Information Fund

Seligman Global Technology Fund	Columbia Seligman Global Technology Fund

Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

State Street	State Street Bank and Trust Company, the former custodian and service provider of the series of CFST

Subsidiary	A wholly-owned subsidiary of a Fund

Threadneedle	Threadneedle International Limited

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Investment Services Corp.

Transfer Agent	Columbia Management Investment Services Corp.

The Trusts	CFST and CFSTII

Statement of Additional Information – , 2013	Page 11

Trustee(s)	One or more of the Board’s Trustees

Turner	Turner Investments, L.P.

U.S. Government Mortgage Fund	Columbia U.S. Government Mortgage Fund

ABOUT THE TRUST

The Trusts are open-end management investment companies registered under the 1940 Act with headquarters at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268. CFST was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust. CFSTII was organized as a Massachusetts business trust on [        ]. On [        ], CFSTII changed its name from [        ] to Columbia Funds Series Trust II. The table below identifies the fiscal year end and investment category of each Fund.

Statement of Additional Information – , 2013	Page 12

Fund*	Fiscal Year End	Date Began Operations	Diversified	Fund Investment Category
AR Currency and Income Fund	October 31	6/15/06	Yes	Alternative
AR Emerging Markets Macro Fund	May 31	4/11/11	No	Alternative
AR Enhanced Multi-Strategy Fund	May 31	4/7/11	Yes	Alternative
AR Multi-Strategy Fund	May 31	4/7/11	Yes	Alternative
AP – Diversified Equity Income Fund	May 31	4/20/12	Yes	Equity
AMT-Free Tax-Exempt Bond Fund	July 31(a)	11/24/06	Yes	Tax-exempt fixed income
Asia Pacific ex-Japan Fund	October 31	7/15/09	Yes	Equity
CA Aggressive Portfolio	January 31	3/4/04	Yes	Fund-of-funds – equity
CA Conservative Portfolio	January 31	3/4/04	Yes	Fund-of-funds – fixed income
CA Moderate Aggressive Portfolio	January 31(e)	10/15/96	Yes	Fund-of-funds – equity
CA Moderate Conservative Portfolio	January 31(e)	10/15/96	Yes	Fund-of-funds – fixed income
CA Moderate Portfolio	January 31	3/4/04	Yes	Fund-of-funds – equity
Commodity Strategy Fund	May 31	7/28/11	Yes	Equity
Diversified Equity Income Fund	May 31(b)	10/15/90	Yes	Equity
Columbia Dividend Opportunity Fund	May 31(c)	8/1/88	Yes	Equity
Emerging Markets Bond Fund	October 31	2/16/06	No	Taxable fixed income
Equity Value Fund	February 29(d)	5/14/84	Yes	Equity
European Equity Fund	October 31	6/26/00	Yes	Equity
Flexible Capital Income Fund	May 31	7/28/11	Yes	Flexible
Floating Rate Fund	July 31	2/16/06	Yes	Taxable fixed income
Global Bond Fund	October 31	3/20/89	No	Taxable fixed income
Global Equity Fund	October 31	5/29/90	Yes	Equity
Global Opportunities Fund	July 31(f)	1/28/85	Yes	Flexible
High Yield Bond Fund	May 31	12/8/83	Yes	Taxable fixed income
Income Builder Fund	January 31	2/16/06	Yes	Fund-of-funds – fixed income
Income Opportunities Fund	July 31	6/19/03	Yes	Taxable fixed income
Inflation Protected Securities Fund	July 31	3/4/04	No	Taxable fixed income
International Value Fund	February 28	12/27/95	Yes	Equity
Large Core Quant Equity Fund	July 31	4/24/03	Yes	Equity
Large Growth Quant Fund	July 31(f)	5/17/07	Yes	Equity
Large Value Quant Fund	July 31(f)	8/1/08	Yes	Equity
Limited Duration Credit Fund	July 31	6/19/03	Yes	Taxable fixed income
Marsico Flexible Capital Fund	August 31	9/28/10	Yes	Flexible
Mid Cap Value Opportunity Fund	May 31(a)	2/14/02	Yes	Equity
Minnesota Tax-Exempt Fund	July 31(g)	8/18/86	No	State tax-exempt fixed income
Money Market Fund	July 31	10/6/75	Yes	Taxable money market
Multi-Advisor Small Cap Value Fund	May 31	6/18/01	Yes	Equity
Recovery and Infrastructure Fund	April 30	2/19/09	Yes	Equity
Select Large-Cap Value Fund	May 31(h)	4/25/97	Yes	Equity
Select Smaller-Cap Value Fund	May 31(h)	4/25/97	Yes	Equity
Seligman Communications and Information Fund	May 31(h)	6/23/83	Yes	Equity
Seligman Global Technology Fund	October 31	5/23/94	No	Equity
U.S. Government Mortgage Fund	May 31	2/14/02	Yes	Taxable fixed income

(a)	The Fund changed its fiscal year end in 2012 from November 30 to July 31.

(b)	The Fund changed its fiscal year end in 2012 from September 30 to May 31.

(c)	The Fund changed its fiscal year end in 2012 from June 30 to May 31.

(d)	The Fund changed its fiscal year end in 2012 from March 31 to February 29.
(e)	The Fund changed its fiscal year end in 2012 from March 31 to January 31.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to July 31.

(g)	The Fund changed its fiscal year end in 2012 from August 31 to July 31.

(h)	The Fund changed its fiscal year end in 2012 from December 31 to May 31.

*	The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name. Prior to March 7, 2011, CFSTII was known as RiverSource Series Truest.

Fund	Effective Date of Name Change	Previous Fund Name
AMT-Free Tax-Exempt Bond Fund	September 27, 2010	RiverSource Tax-Exempt Bond Fund
Asia Pacific ex-Japan Fund	September 27, 2010	Threadneedle Asia Pacific Fund
CA Aggressive Portfolio	December 14, 2012	Columbia Portfolio Builder Aggressive Fund
CA Conservative Portfolio	December 14, 2012	Columbia Portfolio Builder Conservative Fund
CA Moderate Aggressive Portfolio	December 14, 2012	Columbia LifeGoal Balanced Growth Fund
CA Moderate Conservative Portfolio	December 14, 2012	Columbia LifeGoal Income and Growth Portfolio
CA Moderate Portfolio	December 14, 2012	Columbia Portfolio Builder Moderate Fund
Income Builder Fund	September 27, 2010	RiverSource Income Builder Basic Income Fund
Global Opportunities Fund	December 14, 2012	Columbia Strategic Allocation Fund
Large Core Quant Fund	September 27, 2010	RiverSource Disciplined Equity Fund
Large Growth Quant Fund	September 27, 2010	RiverSource Disciplined Large Cap Growth Fund
Large Value Quant Fund	September 27, 2010	RiverSource Disciplined Large Cap Value Fund
Limited Duration Credit Fund	September 27, 2010	RiverSource Limited Duration Credit Fund
Mid Cap Value Opportunity Fund	September 27, 2010	RiverSource Mid Cap Value Fund
Money Market Fund	September 27, 2010	RiverSource Cash Management Fund
Multi-Advisor Small Cap Value Fund	September 27, 2010	RiverSource Partners Small Cap Value Fund
Select Large-Cap Value Fund	September 27, 2010	Seligman Large-Cap Value Fund
Select Smaller-Cap Value Fund	September 27, 2010	Seligman Smaller-Cap Value Fund
Seligman Communications and Information Fund	September 27, 2010	Seligman Communications and Information Fund, Inc.
Seligman Global Technology Fund	September 27, 2010	Seligman Global Technology Fund

Statement of Additional Information – , 2013	Page 13

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset.

Notwithstanding any of a Fund’s other investment policies, each Fund, subject to certain limitations, may invest its assets in another investment company. These underlying Funds have adopted their own investment policies that may be more or less restrictive than those of the Fund. The policies of the underlying funds may permit a Fund to engage in investment strategies indirectly that would otherwise be prohibited under the Fund’s investment policies. In adhering to the fundamental and nonfundamental investment restrictions and policies applicable to Commodity Strategy Fund, the Fund will treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.

Fundamental Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
AR Currency and Income Fund	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
AR Emerging Markets Macro Fund	A1	B4	—	—	E9	—	G1	H1	I1	J1	—
AR Enhanced Multi-Strategy Fund	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
AR Multi-Strategy Fund	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
AP – Diversified Equity Income Fund	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
AMT-Free Tax-Exempt Bond Fund	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Asia Pacific ex-Japan Fund	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
CA Aggressive Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
CA Conservative Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
CA Moderate Aggressive Portfolio*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
CA Moderate Conservative Portfolio*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
CA Moderate Portfolio*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Commodity Strategy Fund	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Diversified Equity Income Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Dividend Opportunity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Emerging Markets Bond Fund	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Equity Value Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
European Equity Fund	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Flexible Capital Income Fund	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Floating Rate Fund	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Global Bond Fund	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—

Statement of Additional Information – , 2013	Page 14

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Global Equity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Global Opportunities Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
High Yield Bond Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Income Builder Fund	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Income Opportunities Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
International Value Fund	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Limited Duration Credit Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Marsico Flexible Capital Fund	A4	B3	C2	C2	E11	—	G1	H1	I1	J1	—
Mid Cap Value Opportunity Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Minnesota Tax-Exempt Fund	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Money Market Fund	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Multi-Advisor Small Cap Value Fund	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Recovery and Infrastructure Fund	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Select Large-Cap Value Fund	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Select Smaller-Cap Value Fund	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Seligman Communications and Information Fund	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Seligman Global Technology Fund	A3	B5	—	—	E8	—	G2	H2	J2	J2	K2
U.S. Government Mortgage Fund	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

A.	Buy or sell real estate
	A1 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The Fund will not purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

	A5 –	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

B.	Buy or sell physical commodities*
	B1 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency (and, in the case of Marsico Flexible Capital Fund, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Statement of Additional Information – , 2013	Page 15

	B4 –	The Fund will not buy or sell commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

	B6 –	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Funds.

	C3 –	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

D.	Invest more than 5% in an issuer
	D1 –	The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The Fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate*
	E1 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.

	E3 –	While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

Statement of Additional Information – , 2013	Page 16

	E4 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Commodity Strategy Fund’s counterparties in commodities-related transactions.

	E6 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Funds.

	E7 –	The Fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E9 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the Fund’s investment objective and strategies, the Fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E10 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The Fund will not concentrate in any one industry (other than U.S. Government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

*   For purposes of applying the limitation set forth in the concentration policies, above, the Funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The Fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Statement of Additional Information – , 2013	Page 17

	G2 –	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

H.	Lending
	H1 –	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.

	H2 –	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

I.	Borrowing
	I1 –	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.

	I2 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

J.	Issue senior securities
	J1 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

K.	Buy on margin/sell short
	K1 –	The Fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Money Market Fund, the Fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

Statement of Additional Information – , 2013	Page 18

For Seligman Communications and Information Fund, Seligman Global Technology Fund, Columbia Select Growth Fund, Select Large-Cap Value Fund and Select Smaller-Cap Value Fund, the Fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund and, only in the case of Seligman Global Technology Fund, the directors and officers of the Fund’s Investment Manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.

Nonfundamental Policies

The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

Investment in Illiquid Securities

No more than 5% of a money market Fund’s net assets will be held in securities and other instruments that are illiquid. No more than 15% of the net assets of any other Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

Investment in Other Investment Companies

The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Investment in Foreign Securities

For AP – Diversified Equity Income, Diversified Equity Income Fund, Dividend Opportunity Fund, Equity Value Fund, Flexible Capital Income Fund, Floating Rate Fund, High Yield Bond Fund, Income Opportunities Fund, Inflation Protected Securities Fund, Large Core Quant Fund, Large Growth Quant Fund, Large Value Quant Fund, Mid Cap Value Opportunity Fund, Multi-Advisor Small Cap Value Fund, Recovery and Infrastructure Fund, Select Large-Cap Value Fund, Select Smaller-Cap Value Fund, Seligman Communications and Information Fund and Limited Duration Credit Fund:

•	Up to 25% of the Fund’s net assets may be invested in foreign investments.

For U.S. Government Mortgage Fund:

•	Up to 20% of the Fund’s net assets may be invested in foreign investments.

Selling Securities Short

For Funds other than Funds with a fundamental policy with respect to selling securities short:

•	The Fund may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Statement of Additional Information – , 2013	Page 19

ABOUT THE FUNDS’ INVESTMENTS

The investment objectives, principal investment strategies and related principal risks for each Fund are discussed in each Fund’s prospectuses. Each Fund’s prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.

To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests in such security type, if at all, as part of its non-principal investment strategies.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities listed below.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest.

Types of Investments

A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted following the table. See About the Trust for fund categories.

Type of Investment	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market Fund	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Asset-Backed Securities	—	—	—	—	—	—	—
Bank Obligations (Domestic and Foreign)	—	—	—	—	—	—	—
Collateralized Bond Obligations	—	— A	—	—	—	—	—
Commercial Paper	—	—	—	—	—	—	—
Common Stock	—	—	—	— B	—	—	—
Convertible Securities	—	— C	—	— D	—	—	—
Corporate Debt Securities	—	—	—	—	E	—	—
Custody Receipts and Trust Certificates	—	—	—	—	—	—	—
Debt Obligations	—	—	—	—	—	—	—
Depositary Receipts	—	—	—	—	—	—	—
Derivatives	—	—	—	—	—	—	—
Dollar Rolls	—	—	—	—	—	—	—
Floating Rate Loans	—	—	—	—	—	—	—
Foreign Currency Transactions	—	—	—	—	—	—	—
Foreign Securities	—	—	—	—	—	—	—
Guaranteed Investment Contracts (Funding Agreements)	—	—	—	—	—	—	—
Illiquid Securities	—	—	—	—	—	—	—
Inflation Protected Securities	—	—	—	—	—	—	—
Initial Public Offerings	—	—	—	—	—	—	—
Inverse Floaters	—	G	—	—	—	—	—
Investments in Other Investment Companies (Including ETFs)	—	—	—	—	—	—	—
Lending Portfolio Securities	—	— H	—	—	—	— H	— H
Loan Participations	—	—	—	—	—	—	—
Low and Below Investment Grade (High Yield) Securities	—	—	—	—	—	—	—
Money Market Instruments	—	—	—	—	—	—	—
Mortgage-Backed Securities	—	—	—	—	—	—	—
Municipal Securities	—	—	—	—	—	—	—
Participation Interests	—	—	—	—	—	—	—
Partnership Securities	—	—	—	—	—	—	—
Preferred Stock	—	—	—	— J	—	— J	—
Private Placement and Other Restricted Securities	—	—	—	—	—	—	—
Real Estate Investment Trusts	—	—	—	—	—	—	—
Repurchase Agreements	—	—	—	—	—	—	—
Reverse Repurchase Agreements	—	—	—	—	—	—	—
Short Sales	— K	— K	— K	— K	—	— K	— K
Sovereign Debt	—	—	—	—	—	—	—
Standby Commitments	—	—	—	—	—	—	—

Statement of Additional Information – , 2013	Page 20

A.	The following Fund is not authorized to invest in collateralized bond obligations: Multi-Advisor Small Cap Value Fund.

B.	The following Fund is not authorized to invest in common stock: U.S. Government Mortgage Fund.

C.	The following Fund is not authorized to invest in convertible securities: Commodity Strategy Fund.

D.	The following Funds is not authorized to invest in convertible securities: U.S. Government Mortgage Fund.

E.	While the Fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible and equity Funds are authorized to invest in floating rate loans: Commodity Strategy Fund, Global Opportunities Fund and [ ].

G.	The following flexible and equity funds are authorized to invest in inverse floaters: Commodity Strategy Fund, and Global Opportunities Fund.

H.	The following Fund is not authorized to lend portfolio securities: Flexible Capital Income Fund.

I.	The following flexible and equity Funds are authorized to invest in mortgage dollar rolls: Global Opportunities Fund and Commodity Strategy Fund.

J.	The following Funds are not authorized to invest in preferred stock: AMT-Free Tax-Exempt Bond Fund and U.S. Government Mortgage Fund.

K.	The Funds are not prohibited from engaging in short sales, however, each Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

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Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. See Types of Investments - Eurodollar and Yankee Dollar Instruments. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments –Foreign Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, and Prepayment and Extension Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments -Mortgage-Backed Securities and -Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under securities laws.

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Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents the higher quality collateral and pays the lowest interest rate; the second tranche is backed by riskier bonds and pays a higher rate; the third tranche represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments -Low and Below Investment Grade (High Yield) Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Illiquid Securities Risk, Interest Rate Risk, Liquidity Risk, Low and Below Investment Grade (High-Yield) Securities Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments -Debt Obligations and -Illiquid Securities. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments –Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities –Preferred Stock and -Convertible Securities for more information.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, Types of Investments – Common Stock, Types of Investments – Corporate Debt Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization

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companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Debt Securities

Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. See Appendix A for a discussion of securities ratings. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities Types of Investments – Private Placement and Other Restricted Securities – Debt Obligations, Types of Investments – Commercial Paper and – Low and Below Investment Grade Securities for more information.

Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.

Custody Receipts and Trust Certificates

Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

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The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments -Corporate Debt Securities and Low and Below Investment Grade (High Yield) Securities .

Determining Investment Grade for Purposes of Investment Policies. When determining whether a security is investment grade or below investment grade for purposes of investment policies of investing in such securities, the Funds use the middle rating of Moody’s, S&P and Fitch after excluding the highest and lowest available ratings. When a rating from only two of these agencies is available, the lower rating is used. When a rating from only one of these agencies is available, that rating is used. When a security is not rated by one of these agencies, the Investment Manager or, as applicable, a subadviser, determines whether it is of investment grade or below investment grade (e.g., junk bond) quality. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR), market indices (such as the S&P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk/Credit Default Swaps Risk, Derivatives Risk/Forward Foreign Currency Contracts Risk, Derivatives Risk/Commodity-Linked Futures Contracts Risk, Derivatives Risk/Commodity-Linked Structured Notes Risk, Derivatives Risk/Commodity-Linked Swaps, Derivatives Risk/Forward Interest Rate Agreements Risk, Derivatives Risk/Futures Contracts Risk, Derivatives Risk/Interest Rate Swaps Risk, Derivatives Risk/Inverse Floaters Risk, Derivatives Risk/Options Risk, Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk, Derivatives Risk/Total Return Swaps Risk, and Derivatives Risk/Warrants Risk.

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Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income-producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by a Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that

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was not anticipated by a Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (CEA) by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA. However, the CFTC is implementing significant changes in the way in which registered investment companies that invest in commodities markets are regulated. As a result of these changes, certain Funds may be compelled to consider significant changes, which could include altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or becoming subject to registration or regulation as a “commodity pool operator” under the CEA.

Upon entering into futures contracts, in compliance with regulatory requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are

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customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to a Fund’s portfolio manager ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

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Interest rate futures contracts are traded in an auction environment on the floors of several exchanges –principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock

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disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with regulatory requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts.

Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of a Fund’s portfolio manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Options on Stocks and Stock and Other Indices. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.

A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.

As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

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Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash, cash equivalents, money market fund shares and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing Call Options. A Fund may purchase call options, including to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula)

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relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, portfolio, and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, Treasury rates and foreign interest rates.

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the

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interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect currency swaps.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.

Swaptions. A swaption is an options contract on a swap agreement. These transactions that give a counterparty the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).

CFTC Regulation

Each of [                    ] no longer qualifies for an exclusion from the definition of a commodity pool pursuant to Rule 4.5 under the Commodity Exchange Act (CEA). Accordingly, the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to these Funds, effective January 1, 2013. Until the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these Funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each Fund and the Investment Manager continue to analyze the effect that these rules may have on the Funds.

Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Eurodollar and Yankee Dollar and Related Derivatives Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include: Credit Risk, Foreign Securities Risk, Interest Rate Risk and Issuer Risk.

Foreign Currency Transactions

Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments -Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.

A Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.

This strategy may also be employed by other Funds. Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.

A Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.

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At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could

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therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities include debt, equity and derivative securities that a Fund’s portfolio manager, as the case may be, determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking”. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the

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deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Issuer Risk and Market Risk.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. See Types of Investments – Illiquid Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities.

Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid securities include: Liquidity Risk.

Initial Public Offerings

A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: Initial Public Offering (IPO) Risk, Issuer risk, Liquidity Risk, Market Risk and Small Company Securities Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.

Investments in Other Investment Companies (Including ETFs)

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs) and business development companies.

Except with respect to Funds structured as funds-of-funds or so-called master/feeder funds or other Funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The Funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.

Low and Below Investment Grade (High Yield) Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by a Fund’s portfolio manager to be of

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comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Low and below investment grade securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s or a subadviser’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with low and below investment grade securities include: Credit Risk, Interest Rate Risk, Low and Below Investment Grade (High Yield) Securities Risk and Prepayment and Extension Risk.

Money Market Instruments

Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invests primarily in money market instruments. See Types of Investments – Variable- and Floating-Rate Obligations and Types of Investments – Private Placement and Other Restricted Securities for more information.

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With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.

A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of the Investment Manager.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk, and Money Market Fund Risk.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, there can be no assurance that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments – Stripped Securities for more information.

Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated

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maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Pass-Through Securities Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage-Backed and Other Asset Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.

Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special

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excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments –Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by a Fund’s Portfolio Manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or

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other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments - Debt Obligations.)

Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk.

Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

For more information about the key risks associated with investments in states, see Appendix D. See Appendix A for a discussion of securities ratings. (See Types of Investments - Debt Obligations.)

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk, Municipal Securities Risk and Municipal Securities Risk/Health Care Sector Risk.

Participation Interests. Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.

Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Credit Risk and Interest Rate Risk.

Partnership Securities

The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly

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traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.

Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk and Market Risk.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk and Market Risk

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also

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realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Market Risk and Reverse Repurchase Agreements Risk.

Short Sales

A Fund may sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If

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borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk and Short Selling Risk.

Sovereign Debt

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.

Stripped Securities

Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, (SMBS) also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

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The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust- preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. Government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because a Fund may invest in U.S. Government obligations, the value of a Fund’s shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term. See Appendix A for a description of securities ratings.

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that a Fund’s Portfolio Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make

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additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.

In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Credit Risk, Issuer Risk and Market Risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, a Fund’s portfolio manager may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments -Mortgage-Backed Securities and -Asset-Backed Securities

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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.

Information Regarding Risks

The following is a summary of risk characteristics associated with the various investment instruments available to the Funds for investment. A Fund’s risk profile is largely defined by the Fund’s primary portfolio holdings and principal investment strategies. However, most Funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a Fund at any time (for a description of principal risks and investment strategies for an individual Fund, please see that Fund’s prospectus):

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Asia Pacific Region Risk. A number of countries in the Asia Pacific region (as described in this prospectus) are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in areas with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses within the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by

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international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to concentration of the Fund’s investments in the region.

Asset-Backed Securities Risk. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument.

Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.

Confidential Information Access Risk. In managing the Fund, the Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The Investment Manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the Investment Manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the Investment Manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

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Credit Risk. Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk”) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Derivatives Risk/Commodity-Linked Futures Contracts. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s net asset value. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

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Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. If a credit event occurs in one of the reference issuers, the protection is paid out through the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or through a cash settlement between the two parties. The reference issuer is then removed from the index. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the counterparty under a CDSX defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s CDSX may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another CDSX or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could

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be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involves risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund). Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy, resulting in losses to the Fund).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions), If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified

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period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Energy and Natural Resources Sector Risk. The Fund is subject to the risk that the securities of the issuers engaged in the energy and natural resources sector will underperform other market sectors or the market as a whole. To the extent that the Fund invests in issuers conducting business in these or similar sectors, the Fund is subject to a greater extent to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector or those sectors. The values of natural resources are affected by numerous factors including, among other factors, events occurring in nature and local and international politics. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in business activities relating to such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of related investments. In addition, prices of, and thus the Fund’s investments in, precious metals are considered speculative and are affected by a variety of worldwide and economic, financial and political factors. Prices of precious metals may fluctuate sharply.

Equity-Linked Notes Risk. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund’s investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to

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additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Currency-related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less stringent than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The increased risks include the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the

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countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, frontier market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Many frontier market countries are heavily dependent on international trade, which makes them more sensitive to world commodity prices and economic downturns and other conditions in other countries. Some frontier market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Fund-of-Funds Risk. There is risk that the Fund portfolio managers’ investment determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not be successful, in whole or in part. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The ability of the Fund to realize its investment objective(s) will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objective. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for a fund. This risk may be particularly important when one investor owns a substantial portion of a fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Geographic Concentration Risk/Europe Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States and public deficits are an ongoing concern in many European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Geographic Concentration Risk/State Risk. Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. This vulnerability to factors affecting the Fund’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws. See the SAI for details.

Gold ETF and Mining Securities Risk. Shares of exchange-traded funds related to gold or other precious or special minerals (Gold ETFs) generally represent units of fractional undivided beneficial interests in a trust. The shares are intended to reflect the performance of the price of gold bullion. Because a Gold ETF has operating expenses and transaction and other costs (including storage and insurance costs) while the price of gold bullion does not, a Gold ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. An investment in a Gold ETF is subject to all of the risks of investing directly in gold bullion and mining securities. In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets. Under certain circumstances, a Gold ETF could be terminated. Should termination occur, the Gold ETF might have to liquidate its holding at a time when the price of gold may not be advantageous to the Fund. The Fund may invest directly in, or indirectly through the Subsidiary or by means of derivative instruments, securities issued by companies that are involved in mining or processing or dealing in gold or other metals or minerals. These securities are described as “Mining Securities.” Investments in Mining Securities and Gold ETFs involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five locations (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; and (4) possible U.S. Governmental regulation of gold and precious metals, as well as foreign regulation of such investments. The Fund may also invest indirectly in Gold ETFs through investment in a

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subsidiary wholly owned and controlled by the Fund. Gold ETFs may themselves invest in gold futures contracts, subjecting the Fund to the risks thereof.

Greater China Regional Risk. The Greater China region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation. Their profitability can be affected significantly and adversely by restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, an increased emphasis on outpatient and other alternative services and other factors. In many cases, patent protection is integral to the success of companies in the health care sector, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for medical products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). Companies in the health care sector also potentially are subject to extensive product liability and other similar litigation. Companies in the health care sector are affected by the rising cost of medical products and services, and the effects of such rising costs can be particularly pronounced for companies that are dependent on a relatively limited number of products or services. Medical products also frequently become obsolete due to industry innovation or other causes. Because the Fund invests a significant portion of its net assets in the equity securities of health care companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of companies in different market sectors.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Index Risk. The Fund’s value will generally decline when the performance of its targeted index declines. In addition, because the Fund may not hold all issues included in its index, it may not always be fully invested. The Fund also bears advisory, administrative and other expenses and transaction costs in trading securities, which the index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of its targeted index, after taking expenses into account. It is not possible to invest directly in an index.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of the Fund may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Infrastructure-Related Companies Risk. Because the Fund concentrates its investments in infrastructure-related securities, the Fund has greater exposure to adverse economic, regulatory, political, legal, and other conditions or events, affecting the issuers of such securities. Infrastructure-

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related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other conditions or events and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in work stoppage, delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of these underlying funds in direct proportion to the Fund’s investment therein. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the Fund. This risk may be particularly important when one investor owns a substantial portion of another fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.

Investing in Wholly Owned Subsidiary Risk. By investing in one or more wholly owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Money Market Fund Risk. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such

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times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities can be significantly affected by political and legislative changes at the state or federal level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion or that U.S. federal income tax law will not change. In the event the IRS determines that the issuer does not comply with relevant tax requirements or U.S. federal income tax law changes, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.

Municipal Securities Risk/Health Care Sector Risk. The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security’s intrinsic worth or the expected value was misgauged. Undervalued securities also may decline in price even though the Investment Manager believes they are already undervalued. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.

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Pacific/Asia Region Risk. A number of countries in the Pacific/Asia region (as described in this prospectus) are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in areas with more developed countries and economies. This could result in increased volatility and losses within the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Pacific/Asia region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Pacific/Asia region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Market Securities Risk” and “Foreign Securities Risk” may be more pronounced due to concentration of the Fund’s investments in the region.

Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk, Market Risk and Interest Rate Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund to, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the Fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Statement of Additional Information – , 2013	Page 63

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing.

Rule 144A Securities Risk. The Fund may invest significantly in Rule 144A securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Statement of Additional Information – , 2013	Page 64

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt-holders. Sovereign debt risk is increased for emerging market issuers.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

State-Specific Municipal Securities Risk. Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. Because the Fund may invest without limit in municipal securities of issuers in any state, the value of Fund shares may be more volatile than the value of shares of funds that limit their investments in municipal securities of issuers in any one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that limit their investments in municipal securities of any one state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in the state’s financial, economic or other condition and prospects. The SAI provides greater detail about risks specific to the municipal securities in which the Fund invests, which investors should carefully consider.

Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies), the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Risks of Underlying Funds. By investing in a combination of underlying funds, the Funds have exposure to the risks of many areas of the market. Additionally, because each Fund is structured with a different risk/return profile, the risks set forth in Appendix B are typically greater for Moderate Portfolio relative to Conservative Portfolio, and greater still for Aggressive Portfolio relative to both Moderate Portfolio and Conservative Portfolio. In addition to a Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds. Thus, the expenses you bear as an investor in a Fund will be higher than if you invested directly in the underlying funds. A description of the more common principal risks to which the underlying funds (and thus, the Funds) are subject to are set forth in Appendix B. Additional risks of the underlying funds are set forth in the SAI.

Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Statement of Additional Information – , 2013	Page 65

Borrowings

In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes.

Lending of Portfolio Securities

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board. Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will require additional collateral from the borrower.

If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.

The Board has determined to suspend participation in the securities lending program but may renew participation in the future. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semi-annual reports to shareholders.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager and Subadvisers

Columbia Management Investment Advisers, LLC, located at 225 Franklin Street, Boston, MA 02110, is the investment adviser of the Funds and also serves as the investment adviser and administrator of other funds in the Columbia Fund Family. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474.

The International Value Fund is a Feeder Fund and does not pay investment management fees because it invests all of its assets in Columbia International Value Master Portfolio. The Investment Manager earns its fee as the investment manager to the Columbia International Value Master Portfolio.

Services Provided

Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, unless otherwise noted, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trust, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties. Neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any losses suffered by a Fund or its shareholders or creditors.

The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Manager pays all compensation of the Trustees and officers of the Trust who are employees of the Investment Manager or its affiliates, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expense incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.

The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.

Advisory Fee Rates Paid by the Funds

Each Fund, unless otherwise noted, pays the Investment Manager an annual fee for its investment advisory services, as set forth in the Investment Management Services Agreement, and as shown in the section entitled Fees and Expenses of the Fund – Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may, from time to time, at its/their own expense from its/their own resources, compensate purchasers of Creation Units and other financial institutions for administrative or marketing services. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse a Fund’s expenses. See the Funds’ prospectuses for information.

The Investment Manager receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

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Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level
AR Currency and Income Fund	First $1.0	0.890%
	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

AR Emerging Markets Macro Fund	First $0.5	0.920%
AR Enhanced Multi-Strategy Fund	Next $0.5	0.875%
	Next $2.0	0.850%
	Next $3.0	0.830%
	Over $6.0	0.800%
AR Multi-Strategy Fund	First $0.5	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
AP – Diversified Equity Income Fund	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
AMT-Free Tax-Exempt Bond Fund	First $1.0	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Statement of Additional Information – , 2013	Page 68

Fund	Assets (billions)	Annual rate at each asset level
Asia Pacific ex-Japan Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Commodity Strategy Fund	First $0.5	0.550%
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Diversified Equity Income Fund	First $0.50	0.660%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Dividend Opportunity Fund	First $0.50	0.660%
Global Opportunities Fund(b)	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Emerging Markets Bond Fund	First $0.50	0.530%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%
Equity Value Fund(c)	First $0.50	0.660%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – , 2013	Page 69

Fund	Assets (billions)	Annual rate at each asset level

European Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Flexible Capital Income Fund	First $0.5	0.590%
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Floating Rate Fund	First $0.25	0.590%
High Yield Bond Fund(e)	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Global Bond Fund	First $1.0	0.570%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Global Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Income Builder Fund	N/A	N/A

International Value Fund(g)	First $0.5	0.790%
	Next $0.5	0.745%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Over $6.0	0.620%

Money Market Fund	First $1.0	0.330%
	Next $0.5	0.313%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Statement of Additional Information – , 2013	Page 70

Fund	Assets (billions)	Annual rate at each asset level

Income Opportunities Fund	First $0.25	0.590%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Inflation Protected Securities Fund	First $1.0	0.440%
	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Large Core Quant Fund	First $0.50	0.690%
Large Growth Quant Fund	Next $0.50	0.645%
Large Value Quant Fund	Next $0.50	0.600%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%
Limited Duration Credit Fund	First $1.0	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Marsico Flexible Capital Fund	First $0.5	0.890%
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Mid Cap Value Opportunity Fund	First $0.5	0.760%
	Next $0.5	0.715%
	Next $0.5	0.670%
	Over $1.5	0.620%

Minnesota Tax-Exempt Fund	First $0.5	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Statement of Additional Information – , 2013	Page 71

Fund	Assets (billions)	Annual rate at each asset level

Multi-Advisor Small Cap	First $0.25	0.970%
Value Fund	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Recovery and Infrastructure Fund	First $1.0	0.650%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Select Large-Cap Value Fund	First $0.5	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Select Smaller-Cap Value Fund	First $0.5	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Seligman Communications	First $3.0	0.855%
and Information Fund	Next $3.0	0.825%
	Over $6.0	0.725%

Seligman Global Technology Fund	First $3.0	0.855%
	Next $3.0	0.825%
	Over $6.0	0.725%
U.S. Government Mortgage Fund(l)	First $1.0	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see Table 13).

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the Investment Manager that do not pay an investment management services fee, derivatives and individual securities. The Fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(c)	Prior to June 1, 2011, the Investment Manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(d)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(e)	Prior to July 1, 2011, the Investment Manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(g)	Investment advisory fees are paid by Columbia International Value Master Portfolio, the Master Portfolio of the Feeder Fund.

The Investment Manager has implemented a schedule for the Capital Allocation Portfolios’ investment advisory fees whereby each of the Funds pays (i) 0.00% on its assets that are invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to the Investment Manager), (ii) 0.55% on its assets that are invested in securities other than third-party advised mutual funds and Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on its assets that are invested in non-exchange traded third-party advised mutual funds.

Under the agreement, a Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.

For certain Equity and Flexible Funds noted in the table below, before the fee based on the asset charge is paid, it is adjusted for the Fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table

Statement of Additional Information – , 2013	Page 72

below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end.

PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Equity Value Fund(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Recovery and Infrastructure Fund(b)	S&P 500 Index	146,967
Fiscal year ending May 31
Dividend Opportunity Fund(b)	Lipper Equity Income Funds Index	167,221
Multi-Advisor Small Cap Value Fund(b)	Lipper Small-Cap Value Funds Index	8,597

(a)	Effective June 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index. The Fund changed its fiscal year end in 2012 from March 31 to February 28. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the Fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period, except for Recovery and Infrastructure Fund, which is a 36-month period, (Comparison Period) or Transition Period, (defined below) and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category.

Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% –6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund’s Class A performance exceeds that of the PIA Index, the fee paid to the Investment Manager will increase. Where the performance of the PIA Index exceeds the performance of the Fund’s Class A shares, the fee paid to the Investment Manager will decrease. The Comparison Period or Transition Period rolls over with each succeeding month, so that it always equals 12 months (or 36 months for Recovery and Infrastructure Fund), ending with the month for which the performance adjustment is being computed.

Statement of Additional Information – , 2013	Page 73

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the Fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

For Recovery and Infrastructure Fund:

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the Fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a Fund’s performance will be compared to a 12-month (or 36-month, as applicable) blended index return that reflects the performance of the current index for the portion of the 12-month (or 36-month, as applicable) performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Asia Pacific ex-Japan Fund the Investment Manager has agreed that for a transitional period of 6 months each Fund will compensate the Investment Manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by Fund shareholders at a shareholder meeting held February 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each Fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the Investment Manager and its affiliates. The table is organized by fiscal year end.

Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory expenses
Fund	2013	2012	2011	2013	2012	2011
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	N/A	N/A	N/A	$	$187,582	$257,965
CA Conservative Portfolio	N/A	N/A	N/A		259,601	204,471
CA Moderate Aggressive Portfolio		$470,885	$1,395,306*
CA Moderate Conservative Portfolio		95,716	345,101*
CA Moderate Portfolio	N/A	N/A	N/A		284,421	322,390
Income Builder Fund	N/A	N/A	N/A		246,586	160,083

Statement of Additional Information – , 2013	Page 74

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011	2010
For Funds with fiscal period ending February 29
Equity Value Fund(a)	$4,027,256		$3,875,718		$3,406,527	$(325,308)		$389,956	$309,679
International Value Fund
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	5,828,719		4,444,701		2,163,593	435,097		324,838	232,888
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	1,112,877		25,529	(b)	N/A	(64,745)		4,374 (b)	N/A
AR Enhanced Multi-Strategy Fund	930,540		48,843	(c)	N/A	210,220		8,497 (c)	N/A
AR Multi-Strategy Fund	1,466,719		71,189	(c)	N/A	567,678		28,272 (c)	N/A
AP – Diversified Equity Income Fund	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A	N/A
Commodity Strategy Fund	74,158	(e)	N/A		N/A	9,781	(e)	N/A	N/A
Diversified Equity Income Fund(f)	13,796,950		27,693,306		27,123,619	585,438		1,107,764	942,822
Dividend Opportunity Fund(g)	16,009,390		11,101,095		8,065,963	866,326		461,649	(91,086)
Flexible Capital Income Fund	218,848	(e)	N/A		N/A	15,603	(e)	N/A	N/A
High Yield Bond Fund	9,145,657		10,353,350		9,691,900	(172,238)		354,534	(400,525)
Mid Cap Value Opportunity Fund(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364	480,913
Multi-Advisor Small Cap Value Fund	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)	(684,318)
Select Large-Cap Value Fund(i)	1,551,906		2,692,204		1,486,938	23,158		207,334	355,259
Select Smaller-Cap Value Fund(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)	(1,052,710)
Seligman Communications and Information Fund(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416	1,980,670
U.S. Government Mortgage Fund	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)	(256,078)
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(l)	1,702,411		2,421,470		2,716,984	42,166		91,561	108,977
Columbia Floating Rate	2,840,938		3,094,169		2,466,113	218,878		303,937	226,409
Global Opportunities Fund(p)	4,748,491		5,489,365		5,680,661	97,708		694,740	541,596
Income Opportunities Fund	12,015,544		7,531,746		4,451,807	(1,077,828)		485,939	313,169
Inflation Protected Securities Fund	2,240,623		2,373,468		2,886,405	(756,425)		(764,945)	(354,181)
Large Core Quant Fund	20,202,631		23,367,407		21,017,705	(2,280,930)		(973,406)	(4,112,307)
Large Growth Quant Fund(m)	3,294,337		4,402,170		4,488,490	(140,534)		337,290	239,308
Large Value Quant Fund(n)	1,545,185		2,292,007		1,711,964	(264,333)		(86,029)	175,996
Limited Duration Credit Fund	3,453,200		3,254,713		2,186,361	65,769		(229,794)	(272,368)
Minnesota Tax-Exempt Fund(o)	1,561,158		1,445,485		1,360,384	12,598		51,734	44,953
Money Market	6,732,351		7,527,378		8,951,478	(11,754,142)		(10,704,885)	(13,410,378)
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	1,514,125		753,659	(q)	N/A	195,675		325,319 (q)	N/A

Statement of Additional Information – , 2013	Page 75

	Management Fees			Nonadvisory expenses
Fund	2012	2011	2010	2012	2011	2010
For Funds with fiscal period ending October 31
AR Currency and Income Fund	$989,546	$1,609,568	$1,811,957	$(63,434)	$168,307	$198,087
Asia Pacific ex-Japan Fund	3,339,296	3,996,198	1,639,719	418,947	548,218	432,652
Emerging Markets Bond Fund	2,907,586	1,889,510	1,777,437	423,197	104,145	274,761
European Equity Fund	2,713,806	1,775,283	552,061	330,154	164,137	5,098
Global Bond Fund	1,518,028	3,195,291	3,543,599	(150,590)	(228,752)	27,675
Global Equity Fund	3,158,337	3,588,087	3,435,736	(176,862)	(105,625)	372,343
Seligman Global Technology Fund	4,028,897	5,012,799	4,825,096	(63,401)	360,049	218,202

*	For CA Moderate Aggressive Portfolio and CA Moderate Conservative Portfolio $121,240 and $30,111, respectively, of the fee paid was to the Funds’ Previous Adviser.
(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.
(g)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively. For the fiscal year from December 1, 2008 to November 30, 2009, the management fees paid were $2,699,258 and the nonadvisory expenses were $48,345.
(m)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the management fees paid were $2,033,555 and the nonadvisory expenses were $214,462.
(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the management fees paid were $661,677 and the nonadvisory expenses were $168,055.
(o)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011 and September 1, 2009 to August 31, 2010, respectively. For the fiscal year from September 1, 2008 to August 31, 2009, the management fees paid were $1,230,393 and the nonadvisory expenses were $196,213.

Statement of Additional Information – , 2013	Page 76

(p)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the management fees paid were $6,604,411 and the nonadvisory expenses were $585,299.
(q)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Manager of Managers Exemption

The Funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Seligman Communications and Information Fund, if the Fund were to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. The Investment Manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable Fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the Investment Manager, have been directly approved by shareholders. These subadvisers are noted in the table below.

The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.

The Investment Manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the Fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the Investment Manager to subadvisers for Funds that have subadvisers. The table is organized by fiscal year end.

Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For Funds with fiscal period ending May 31
Commodity Strategy Fund	Threadneedle (effective July 28, 2011)	D	0.25% on all assets
Multi-Advisor Small Cap Value Fund	BHMS(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	MetWest Capital (effective April 24, 2006)	B	0.50% on all assets
	Turner (effective February 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

Statement of Additional Information – , 2013	Page 77

Fund	Subadviser	Parent Company	Fee Schedule
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico (effective September 22, 2010)	C	0.45% on all assets
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle(b) (effective July 15, 2009)	D	0.45% on all assets
European Equity Fund	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Global Equity Fund	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle is an affiliate of the Investment Manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	(MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Group, LLC, a Delaware limited liability company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

The following table shows the subadvisory fees paid by the Investment Manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end.

Subadvisory Fees

For Funds with fiscal period ending February 28
		2013			2012			2011
International Value Fund	Former Subadviser: Brandes (through May 30, 2013)	$	[	]	$	[	]	$	[	]

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	Former Subadviser: Threadneedle (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(b)	N/A
Commodity Strategy Fund	Threadneedle	$33,640	(c)	N/A		N/A
Multi-Advisor	BHMS	435,194		528,823		$491,375
Small Cap Value Fund	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to February 19, 2010)	N/A		N/A		325,109	(d)
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital	763,971		384,601	(e)	N/A
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle	1,915,462		2,293,696		995,409
European Equity Fund	Threadneedle	1,199,249		765,931		247,803
Global Equity Fund	Threadneedle	1,399,110		1,486,176		1,364,749

(a)	Because this Fund’s subadvisory fees were paid at the Master Fund’s level, amounts shown are for Columbia International Value Master Portfolio.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(d)	For the period from June 1, 2009 to February 19, 2010.
(e)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Statement of Additional Information – , 2013	Page 78

Portfolio Managers. For Funds other than money market funds, the following table provides information about the Fund’s portfolio managers as of the end of the applicable Fund’s most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end.

Portfolio Managers

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen
	Anwiti Bahuguna
	Marie Schofield
	Beth Vanney
CA Conservative Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen
	Anwiti Bahuguna
	Marie Schofield
	Beth Vanney
CA Moderate Aggressive Portfolio	Jeffrey Knight	[ ]	[ ]	[ ]	[ ]	(1)	(13)
	Melda Mergen	[ ]	[ ]	[ ]	[ ]
	Anwiti Bahuguna	[ ]	[ ]	[ ]	[ ]
	Marie Schofield	[ ]	[ ]	[ ]	[ ]
	Beth Vanney	[ ]	[ ]	[ ]	[ ]
CA Moderate Conservative Portfolio	Jeffrey Knight	[ ]	[ ]	[ ]	[ ]	(1)	(13)
	Melda Mergen	[ ]	[ ]	[ ]	[ ]
	Anwiti Bahuguna	[ ]	[ ]	[ ]	[ ]
	Marie Schofield	[ ]	[ ]	[ ]	[ ]
	Beth Vanney	[ ]	[ ]	[ ]	[ ]
CA Moderate Portfolio	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None	(1)	(13)
	Melda Mergen
	Anwiti Bahuguna
	Marie Schofield
	Beth Vanney
Income Builder Fund	Colin Lundgren					(4)	(13)
	Gene R. Tannuzzo
For Funds with fiscal period ending February 29
Equity Value Fund	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
International Value Fund	Fred Copper	[ ]	[ ]	[ ]	[ ]	(2)	(13)
	Colin Moore	[ ]	[ ]	[ ]	[ ]		(14)
For Funds with fiscal period ending April 30
Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
AR Enhanced Multi- Strategy Fund	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million(j)	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None(f)
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
AR Multi-Strategy Fund	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
AP – Diversified Equity Income Fund	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million

Statement of Additional Information – , 2013	Page 79

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Commodity Strategy Fund	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(g)	(10)	(24)
	Nicolas Robin
Diversified Equity Income Fund	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Dividend Opportunity Fund	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000(j)	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000(j)
Flexible Capital Income Fund	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None(f)
High Yield Bond Fund	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000(i)	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Mid Cap Value Opportunity Fund	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Multi-Advisor Small Cap Value Fund	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Select Large-Cap Value Fund	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None(i)
Select Smaller-Cap Value Fund	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None(f)
Seligman Communications and Information Fund	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million(h)
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None(j)
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(e)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None

Statement of Additional Information – , 2013	Page 80

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None(i)	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001 – $50,000(i)
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	Catherine Stienstra	5 RICs 6 other accounts	$1.44 billion $1.10 billion	None	None(f)	(2)	(13)
Floating Rate Fund	Lynn Hopton	6 PIVs 13 other accounts	$2.27 billion $11.05 million	None	None	(2)	(19)
	Yvonne Stevens	11 PIVs 16 other accounts	$2.27 billion $9.27 million	None	None
	Steve Staver	8 other accounts	$2.77 million	None	None
	Ronald Launsbach	5 other accounts	$0.95 million	None	None
Global Opportunities Fund	Anwiti Bahugana	19 RICs 21 PIVs 14 other accounts	$6.16 billion $3.34 billion $238 million	None	None	(2)	(13)
	Fred Copper	7 RICs 2 PIVs 6 other accounts	$1.34 billion $309 million $39.8 million	None	None
	Gene Tanuzzo	8 RICs 11 other accounts	$50.76 billion $1.14 billion	None	None
	Orhan Imer	3 RICs 7 other accounts	$917 million $0.50 million	None	None
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Income Opportunities Fund	Brian Lavin	13 RICs 3 other accounts	$19.96 billion $1.70 million	None	$50,001 – $100,000(f)	(2)	(13)
Inflation Protected Securities Fund	Orhan Imer	3 RICs 7 other accounts	$1.28 billion $0.50 million	None	None	(2)	(13)
Large Core Quant Fund	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$3.62 billion $812 million $3.3 billion	1 PIV ($22 M)	None(i)	(3)	(13)
	Oliver Buckley	8 RICs	$3.47 billion	None	None(d)
Large Growth Quant Fund	Brian M. Condon	9 RICS 9 PIVs 33 other accounts	$6.45 billion $812 million $3.3 billion	1 PIV ($22 M)	$10,001 – $50,000(f)	(3)	(13)
	Oliver Buckley	8 RICs	$6.31 million	None	None(d)
Large Value Quant Fund	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$6.76 billion $812 million $3.3 billion	1 PIV ($22 M)	$1 – $10,000(i)	(3)	(13)
	Oliver Buckley	8 RICs	$6.63 billion	None	None
Limited Duration Credit Fund	Tom Murphy	2 RICs 1 PIV 27 other accounts	$4.03 billion $9.5 million $2.19 billion	None	Over $1 million(j)	(2)	(13)
	Timothy J. Doubek	2 RICs 12 other accounts	$4.03 billion $1.41 billion	None	$100,001 – $500,000(i)
	Royce Wilson	1 RIC 2 other accounts	$2.59 billion $0.15 million	None	$10,001 – $50,000(f)
Minnesota Tax-Exempt Fund	Catherine Stienstra	5 RICs 6 other accounts	$1.62 billion $1.10 billion	None	None	(2)	(13)

Statement of Additional Information – , 2013	Page 81

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital:
	Munish Malhotra	14 RICs 1 PIV 8 other accounts	$3.2 billion $16.0 million $412.0 million	None	None	(12)	(25)
	Jordan Laycob	2 RICs	$562.0 million	None	None
For Funds with fiscal period ending October 31
AR Currency and Income Fund	Nicholas Pifer	6 RICs 10 other accounts	$3.18 billion $423.40 million	None	$50,001 – $100,000(f)	(2)	(13)
Asia Pacific ex-Japan Fund	Threadneedle:					(10)	(24)
	Vanessa Donegan	1 RIC 2 PIVs 2 other accounts	$393.13 million $1.40 billion $906.10 million	None	None(g)
	Rafael Polatinsky	1 RIC 3 PIVs 4 other accounts	$393.13 million $3.29 billion $840.63 million	1 other account ($312.09 M)
Emerging Markets Bond Fund	Nicholas Pifer	6 RICs 10 other accounts	$2.57 billion $423.40 million	None	$10,001 – $50,000(f)	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$532.33 million $9.74 million	None	$100,001 – $500,000(f)
European Equity Fund	Threadneedle:					(10)	(24)
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$394.41 million $201.23 million $3.41 billion	1 PIV ($75.51 M)	None(g)
Global Bond Fund	Nicholas Pifer	6 RICs 10 other accounts	$3.02 billion $423.40 million	None	$100,001 – $500,000(f)	(2)	(13)
Global Equity Fund	Threadneedle:
	Stephen Thornber	1 PIV 4 other accounts	$285.46 million $225.34 million	None	None(g)	(10)	(24)
	Esther Perkins	1 RIC 3 other accounts	$386.99 million $765.88 million
Seligman Global Technology Fund	Richard M. Parower	4 RICs 1 PIV 8 other accounts	$3.51 billion $18.92 million $36.38 million	None	None	(2)	(20)
	Paul H. Wick	5 RICs 2 PIVs 4 other accounts	$3.74 billion $665.5 million $420.38 million	2 PIVs ($665.5 M)
	Ajay Diwan	4 RICs 5 other accounts	$4.06 billion $1.0 million	None
	Benjamin Lu	1 RIC 2 other accounts	$89.46 million $0.82 million	None

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $1 – $10,000.
(e)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2012.
(f)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $10,001 – $50,000.
(g)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(h)	Additionally, the portfolio manager holds investments in notional shares of the Fund in an amount over $1,000,000.
(i)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $50,001 – $100,000.
(j)	Additionally, the portfolio manager holds investments in notional shares of the Fund in the range of $100,001 – $500,000.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2012.

Statement of Additional Information – , 2013	Page 82

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.

•	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in (2) below.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

(2)	Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio

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manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying Funds, a portfolio manager will be subject to the potential conflicts of interest described in (1) above.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the Fund’s prospectus.

The Investment Manager uses quantitative models combined with qualitative factors to determine the Funds’ allocations to the underlying funds. Using these methodologies, a group of the Investment Manager’s investment professionals allocates the Fund’s assets within and across different asset classes in an effort to achieve the Fund’s objective of providing a high level of current income and growth of capital. The Fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the Investment Manager establishes allocations for the Funds, seeking to achieve each Fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The Investment Manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the Investment Manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the Funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an Investment Manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an investment manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy

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Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

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Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The

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potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

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Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)

MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other

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accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain

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Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)

Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on

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deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes a long-term incentive awards paid in cash that are based on the performance of Ameriprise Financial over rolling three-year periods.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(15)

Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment

Statement of Additional Information – , 2013	Page 91

officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, and (ii) an annual cash bonus. The annual cash bonus is paid from team bonus pools. Funding for two of the bonus pools is based upon a percentage of profits or revenue generated by the institutional portfolios they manage. The portfolio managers may also be paid from a separate bonus pool based upon the performance of the mutual fund(s) they mange. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the one, three and five year performance of the mutual fund(s) in relation to the relevant peer group universe.

Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

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The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return,

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

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Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.

Mondrian Remuneration Philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 85 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)	Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivise delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, which provides a strong tie for our investment professionals to client interests.

The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.

Incentives are devised to reward:

•	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into our own products; and

•	team cooperation & values.

The split of the incentive pool focuses on the:

•	performance of the individual’s own funds and research recommendations;

•	performance of all portfolios in the individual’s team;

•	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and

•	Threadneedle performance.

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•	Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:

•	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;

•	intra-team discussions, stock research and investment insights; and

•	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.

It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.

Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Statement of Additional Information – , 2013	Page 95

The Administrator

Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administrative Services Agreement, the Administrator has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by each Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with each Fund.

Administration Fee Paid by the Funds

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administrative Services Agreement, and as shown in the table below.

Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
AR Currency and Income Fund	0.080%	0.075%	0.070%	0.060%	0.050%
AR Emerging Markets Macro Fund
AR Enhanced Multi-Strategy Fund
AR Multi-Strategy Fund
Asia Pacific ex-Japan Fund
Commodity Strategy Fund
European Equity Fund
Flexible Capital Income Fund
Global Bond Fund
Global Equity
Multi-Advisor Small Cap Value Fund
Select Smaller-Cap Value Fund
AMT-Free Tax-Exempt Bond Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Emerging Markets Bond Fund(a)
Floating Rate Fund
High Yield Bond
Income Opportunities Fund
Inflation Protected Securities Fund
Limited Duration Credit Fund
U.S. Government Mortgage Fund
AP – Diversified Equity Income Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Diversified Equity Income Fund
Dividend Opportunity Fund
Equity Value
Global Opportunities Fund(c)
Large Core Quant Fund
Large Growth Quant Fund
Large Value Quant Fund
Marsico Flexible Capital Fund
Mid Cap Value Opportunity Fund
Money Market Fund
Recovery and Infrastructure Fund
Select Large-Cap Value
Seligman Communications and Information Fund
Seligman Global Technology Fund(b)

Statement of Additional Information – , 2013	Page 96

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Capital Allocation Portfolios	0.020%	0.020%	0.020%	0.020%	0.020%
Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
International Value Fund	0.020%	0.020%	0.020%	0.020%	0.020%
	$0 –250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to July 1, 2011, the Investment Manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the Investment Manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the Investment Manager that do not pay an administrative fee, derivatives and individual securities. The Fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the Investment Manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to January 1, 2011, the Administrative Services Agreement for series of CFSTII was with Ameriprise Financial and prior to May 1, 2010, the administrator of the series of CFST was the Previous Administrator. Fees paid prior to these periods were paid to Ameriprise Financial or the Previous Administrator, as applicable. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each Fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end.

Administrative Fees

	Administrative services fees paid in:				Effective Fee Rate
Fund	2013		2012	2011
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	$		$114,275	$108,050
CA Conservative Portfolio			57,671	53,134
CA Moderate Aggressive Portfolio	—		172,993	N/A	—
CA Moderate Conservative Portfolio	—		19,610	N/A	—
CA Moderate Portfolio			283,803	256,754
Income Builder Fund			135,995	46,129
	2012		2011	2010
For Funds with fiscal period ending February 28
Equity Value Fund(a)	370,489		430,923	391,620	0.060%
International Value Fund	[	](r)	$2,258,470	$2,268,256	[	]%
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	505,738		393,602	199,325	0.060

Statement of Additional Information – , 2013	Page 97

	Administrative services fees paid in:					Effective Fee Rate
Fund	2012		2011		2010
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	$96,772		$2,220	(b)	N/A	0.080%
AR Enhanced Multi-Strategy Fund	80,916		4,247	(c)	N/A	0.080
AR Multi-Strategy Fund	143,094		6,945	(c)	N/A	0.080
AP – Diversified Equity Income Fund	35,913	(d)	N/A		N/A	0.050
Commodity Strategy Fund	10,787	(e)	N/A		N/A	0.080
Diversified Equity Income Fund(f)	1,241,940		2,237,285		$2,189,480	0.050
Dividend Opportunity Fund(g)	1,436,783		911,737		681,093	0.050
Flexible Capital Income Fund	22,256	(e)	N/A		N/A	0.060
High Yield Bond Fund	1,044,473		1,148,320		1,077,547	0.060
Mid Cap Value Opportunity Fund(h)	634,373		1,178,639		1,176,703	0.050
Multi-Advisor Small Cap Value Fund	288,940		332,878		300,718	0.080
Select Large-Cap Value Fund(i)	131,059		291,123		213,950	0.060
Select Smaller-Cap Value Fund(j)	134,853		359,260		332,614	0.080
Seligman Communications and Information Fund(k)	812,545		1,924,770		1,848,982	0.050
U.S. Government Mortgage Fund	836,349		227,058		181,856	0.070
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(l)	286,567		408,892		455,742	0.070
Floating Rate Fund	341,054		353,645		272,996	0.070
Global Opportunities Fund(p)	428,730		737,125		890,778	0.060
Income Opportunities Fund	1,362,239		849,422		499,304	0.060
Inflation Protected Securities Fund	355,911		375,558		451,332	0.070
Large Core Quant Fund	1,707,529		1,858,033		1,911,088	0.050
Large Growth Quant Fund(m)	285,760		410,431		428,326	0.060
Large Value Quant Fund(n)	134,364		195,904		160,909	0.060
Limited Duration Credit Fund	648,545		476,431		317,896	0.070
Minnesota Tax-Exempt Fund(o)	265,141		248,745		235,979	0.070
Money Market Fund	1,145,263		1,289,536		1,551,462	0.050
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	102,076		50,808	(q)	N/A	0.060
For Funds with fiscal period ending October 31
AR Currency and Income Fund	88,948		144,680		162,872	0.080
Asia Pacific ex-Japan Fund	338,241		412,388		172,133	0.080
Emerging Markets Bond Fund	381,281		223,177		197,667	0.070
European Equity Fund	273,680		169,966		56,787	0.080
Global Bond Fund	213,057		383,033		400,481	0.080
Global Equity Fund	319,567		363,610		366,549	0.080
Seligman Global Technology Fund	282,500		375,435		405,545	0.060

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

Statement of Additional Information – , 2013	Page 98

(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the Fund did not pay a separate administrative services fee. Fees for administration services were included in the Fund’s management fees as charged by the Fund’s previous investment manager.

(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the Fund did not pay a separate administrative services fee. Fees for administration services were included in the Fund’s management fees as charged by the Fund’s previous investment manager.

(k)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the Fund did not pay a separate administrative services fee. Fees for administration services were included in the Fund’s management fees as charged by the Fund’s previous investment manager.

(l)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively. For the fiscal year from December 1, 2008 to November 30, 2009, the administrative services fees paid were $453,062 and the effective fee rate was 0.070%.

(m)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the administrative services fees paid were $203,583 and the effective fee rate was 0.060%.

(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the administrative services fees paid were $69,490 and the effective fee rate was 0.060%.

(o)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011 and September 1, 2009 to August 31, 2010, respectively. For the fiscal year from September 1, 2008 to August 31, 2009, the administrative services fees paid were $212,293 and the effective fee rate was 0.070%.

(p)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the administrative services fees paid were $962,590 and the effective fee rate was 0.070%.

(q)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Statement of Additional Information – , 2013	Page 99

The Distributor

Columbia Management Investment Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 225 Franklin Street, Boston, MA 02110.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See Investment Advisory and Other Services – Distribution and Servicing Plans for more information about the share classes for which the Trust has adopted a Distribution Plan.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.

The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

The Distributor and the Previous Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor and the Previous Distributor, as well as amounts the Distributor and the Previous Distributor retained, after paying commissions and other expenses, for the three most recently completed fiscal years.

Statement of Additional Information – , 2013	Page 100

Sales Charges Paid to Distributor

	Sales charges paid to Distributor						Amount retained after paying commissions and other expenses
Fund	2013		2012		2011		2013	2012		2011
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	$		$1,399,274		$1,574,105		$	$308,923		$394,806
CA Conservative Portfolio			368,743		504,954			(102,293)		(10,703)
CA Moderate Aggressive Portfolio			740,555		622,591	*		655,326		193,132 **
CA Moderate Conservative Portfolio			106,244		137,361	*		93,964		45,006 **
CA Moderate Portfolio			2,982,585		3,173,653			283,038		452,841
Income Builder Fund			928,898		322,807			91,353		(27,665)
For Funds with fiscal period ending February 29
Equity Value(a)	135,386		227,960		245,798		11,525	45,473		28,520
International Value Fund
	2012		2011		2010		2012	2011		2010
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	817,596		359,158		1,817,351		196,860	(630,992)		337,598
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	271		0	(b)	N/A		66	0	(b)	N/A
AR Enhanced Multi-Strategy Fund	184,779		47,292	(c)	N/A		66,341	12,337	(c)	N/A
AR Multi-Strategy Fund	54,508		16,127	(c)	N/A		(6,792)	(743	)(c)	N/A
AP Diversified Equity Income Fund	0	(d)	N/A		N/A		0 (d)	N/A		N/A
Commodity Strategy Fund	0	(e)	N/A		N/A		0 (e)	N/A		N/A
Diversified Equity Income Fund(f)	985,710		1,994,909		2,471,025		100,190	280,285		469,210
Dividend Opportunity Fund(g)	3,377,748		1,576,417		1,058,723		1,594,822	444,443		175,949
Flexible Capital Income Fund	11,959	(e)	N/A		N/A		4,109 (e)	N/A		N/A
High Yield Bond	973,589		941,458		1,321,507		162,621	133,482		297,716
Mid Cap Value Opportunity Fund(h)	266,582		637,323		740,978		(4,014)	61,919		27,902
Multi-Advisor Small Cap Value Fund	177,139		282,634		305,205		14,745	66,160		56,453
Select Large-Cap Value Fund(i)	42,518		120,151		120,615		38,014	98,112		88,311
Select Smaller-Cap Value Fund(j)	52,720		202,206		183,546		11,205	68,532		33,457
Seligman Communications and Information Fund(k)	1,110,624		2,580,026		3,163,223		1,000,123	2,320,119		2,702,884
U.S. Government Mortgage Fund	522,439		115,517		109,683		263,615	16,143		(17,796)
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(l)	344,970		313,281		572,842		62,911	126,310		100,280
Floating Rate	272,294		594,876		240,774		(34,869)	46,944		(11,075)
Global Opportunities Fund(p)	637,364		926,592		1,306,148		48,405	98,387		98,496
Income Opportunities Fund	1,121,899		863,014		1,196,954		145,988	61,113		271,045
Inflation Protected Securities Fund	248,000		146,207		236,120		31,189	(11,904)		15,969
Large Core Quant Fund	1,304,280		529,681		1,610,548		437,825	(468,394)		377,765
Large Growth Quant Fund(m)	51,584		45,329		66,276		19,447	14,046		20,395
Large Value Quant Fund(n)	11,416		34,889		8,953		7,676	24,983		2,821
Limited Duration Credit Fund	582,376		594,441		1,033,053		(195,364)	(110,348)		119,494
Minnesota Tax-Exempt Fund(o)	512,917		376,847		551,051		(52,413)	(64,338)		2,712
Money Market Fund	50,522		67,101		106,803		50,522	67,101		106,058

Statement of Additional Information – , 2013	Page 101

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2012	2011		2010	2012	2011		2010
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	$59,425	$173,179	(q)	N/A	$17,356	$ 59,141	(q)	N/A
For Funds with fiscal period ending October 31
AR Currency and Income Fund	9,253	11,309		$16,140	(9,184)	(13,185)		$(14,128)
Asia Pacific ex-Japan Fund	518	5,187		0	747	3,826		0
Emerging Markets Bond Fund	614,265	469,999		203,192	430,924	318,887		90,529
European Equity	54,053	60,164		76,299	20,078	16,268		23,361
Global Bond Fund	178,419	138,452		222,999	49,999	15,289		26,401
Global Equity Fund	169,550	224,680		283,968	25,296	33,788		38,823
Seligman Global Technology Fund	271,011	430,051		584,870	131,283	253,578		334,231

*	For CA Moderate Aggressive Portfolio and CA Moderate Conservative Portfolio $79,808 and $15,731, respectively, of the fee paid was to the Previous Distributor.

**	A portion of the amount shown was retained by the Funds’ Distributor and the Previous distributor.

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. For the fiscal year from January 1, 2009 to December 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

(l)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively. For the fiscal year from December 1, 2008 to November 30, 2009, the sales charges paid were $477,836 and the amount retained after paying commissions and other expenses was $100,280.

(m)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the sales charges paid were $69,425 and the amount retained after paying commissions and other expenses was $15,099.

(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the sales charges paid were $2,270 and the amount retained after paying commissions and other expenses was $566.

(o)

The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011

Statement of Additional Information – , 2013	Page 102

and September 1, 2009 to August 31, 2010, respectively. For the fiscal year from September 1, 2008 to August 31, 2009, the sales charges paid were $406,782 and the amount retained after paying commissions and other expenses was $84,001.

(p)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. For the fiscal year from October 1, 2008 to September 30, 2009, the sales charges paid were $2,055,294 and the amount retained after paying commissions and other expenses was $347,495.

(q)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

Statement of Additional Information – , 2013	Page 103

Distribution and Servicing Plans

The Trusts have adopted distribution and/or shareholder servicing plans for the Class A, Class B shares, Class C shares, Class R shares, Class T shares and Class W shares of the Funds and a combined shareholder servicing and distribution plan for Class A shares. See Capital Stock and Other Securities for information about which Funds offer which classes of shares. The Funds no longer accept investments from new or existing investors in Class B or Class T shares, except for certain limited transactions from existing investors in any such shares. See the prospectuses for these share classes of the Funds for details.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A (Series of CFST)	none	none	0.25%(a)
Class A (Series of CFSTII)	up to 0.25%	up to 0.25%	0.25%(b)
Class B	0.75%	0.25%	1.00%(c)
Class C	0.75%	0.25%	1.00%(a)
Class I	none	none	none
Class K	none	none(d)	none
Class R (Series of CFST)	0.50%	—(e)	0.50%
Class R (Series of CFSTII)	up to 0.50%	up to 0.25%	0.50%(a)(e)
Class R4	none	none	none
Class R5	none	none	none
Class T	none	0.50%(f)	0.50%(f)
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Y	none	none	none
Class Z	none	none	none

(a)	Series of CFST pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.

(b)	Fee amounts noted apply to all Funds other than Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Money Market Fund and Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(c)	Fee amounts noted apply to all Funds other than Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective January 1, 2013, the Distributor has voluntarily agreed to waive the 0.75% 12b-1 fees it receives from Class B shares of Seligman Communications and Information Fund. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees for this class. This voluntary waiver may be revised or terminated at any time without notice to shareholders. Class B shares are closed to new and existing investors.

(d)	Under a Plan Administration Services Agreement, the Funds’ Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(e)	Class R shares of series of CFST pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares and do not have a shareholder service plan for Class R shares. Series of CFSTII have a distribution and shareholder service plan for Class R shares pursuant to which the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares, of which amount, up to 0.25% may be reimbursed for shareholder service expense.

(f)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.

Plans for Series of CFST. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the Distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

Statement of Additional Information – , 2013	Page 104

Plans for Series of CFSTII. The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

Statement of Additional Information – , 2013	Page 105

For the Legacy RiverSource Funds, for Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to Selling Agents and to pay for other distribution related expenses. Selling Agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or Selling Agent, distribution and service fees are retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible Selling Agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your Selling Agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Prior to October 27, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

Fees Paid.

For its most recent fiscal period, each Fund paid fees as shown in the following table. The table is organized by fiscal year end.

12b-1 Fees

Fund	Class A		Class B		Class C		Class R		Class R4*	Class T	Class W
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	$		$		$		$		N/A	N/A	N/A
CA Conservative Portfolio									N/A	N/A	N/A
CA Moderate Aggressive Portfolio
CA Moderate Conservative Portfolio
CA Moderate Portfolio									N/A	N/A	N/A
Income Builder Fund									N/A	N/A	N/A
For Funds with fiscal period ending February 28
Equity Value Fund(a)		1,473,424		206,910		39,614		125	$17	N/A	$16,446
International Value Fund
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund		1,310,666		176,205		430,769		1,069	N/A	N/A	N/A
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund		263		25		25		13	N/A	N/A	71,244
AR Enhanced Multi-Strategy Fund		107,278		739		38,612		14	N/A	N/A	29,813
AR Multi-Strategy Fund		89,936		1,408		40,581		12	N/A	N/A	61,184
AP – Diversified Equity Income Fund(b)		151,442		N/A		N/A		N/A	N/A	N/A	N/A
Commodity Strategy Fund(c)		N/A		N/A		N/A		N/A	N/A	N/A	5
Diversified Equity Income Fund(d)		5,077,594		1,003,096		393,212		38,114	96,658	N/A	6
Dividend Opportunity Fund(e)		5,005,889		487,813		809,770		9,215	N/A	N/A	43,337
Flexible Capital Income Fund(c)		7,364		N/A		748		10	N/A	N/A	2,730
High Yield Bond Fund		2,973,502		391,250		722,522		35,506	18,657	N/A	124,092
Mid Cap Value Opportunity Fund(f)		1,557,669		356,346		239,324		52,596	87,653	N/A	6
Multi-Advisor Small Cap Value Fund		678,460		209,901		91,536		14,201	6,607	N/A	N/A
Select Large-Cap Value Fund(g)		266,072		13,140		197,518		23,835	N/A	N/A	33,703
Select Smaller-Cap Value Fund(h)		326,671		59,042		155,353		21,497	N/A	N/A	N/A
Seligman Communications and Information Fund(i)		2,972,107		240,819		3,097,616		94,009	28	N/A	N/A
U.S. Government Mortgage Fund		1,400,959		102,783		208,078		N/A	N/A	N/A	N/A

Statement of Additional Information – , 2013	Page 106

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(j)	$1,011,032	$23,496	$76,718	N/A	N/A	N/A	N/A
Floating Rate Fund	853,780	96,616	431,247	$538	N/A	N/A	$11
Global Opportunities Fund(n)	1,684,555	407,534	262,884	18	N/A	N/A	N/A
Income Opportunities Fund	2,021,682	324,449	1,203,866	1,233	N/A	N/A	41
Inflation Protected Securities Fund	786,304	96,736	203,562	17,259	N/A	N/A	94,926
Large Core Quant. Fund	6,836,111	1,068,779	237,624	14,699	N/A	N/A	288,418
Large Growth Quant. Fund(k)	638,834	13,799	18,063	36	N/A	N/A	182,235
Large Value Quant. Fund(l)	25,743	9,211	15,218	29	N/A	N/A	126,416
Limited Duration Credit Fund	1,466,107	86,995	833,009	N/A	N/A	N/A	36,971
Minnesota Tax-Exempt Fund(m)	898,623	24,990	272,908	N/A	N/A	N/A	N/A
Money Market Fund	N/A	133,260	N/A	N/A	N/A	N/A	N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital(o)	125,572	N/A	104,588	261	N/A	N/A	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	87,856	5,850	30,000	N/A	N/A	N/A	33,850
Asia Pacific ex-Japan Fund	1,384	N/A	481	350	N/A	N/A	N/A
Emerging Markets Bond Fund	513,995	29,087	331,847	10,629	N/A	N/A	161,960
European Equity Fund	133,417	19,670	15,294	N/A	N/A	N/A	2
Global Bond Fund	530,233	80,226	67,122	25	N/A	N/A	89,390
Global Equity Fund	894,993	143,954	194,640	321	N/A	N/A	7
Seligman Global Technology Fund	883,784	110,911	721,088	47,020	N/A	N/A	N/A

*	Prior to October 27, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. The information shown is for the period from April 1, 2011 to February 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year from January 1, 2011 to December 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year from January 1, 2011 to December 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year from January 1, 2011 to December 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year from December 1, 2010 to November 30, 2011, the 12b-1 fees paid were $1,440,043 for Class A, $54,308 for Class B and $90,240 for Class C.

(k)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the 12b-1 fees paid were $879,911 for Class A, $24,630 for Class B, $19,012 for Class C, $45 for Class R and $304,053 for Class W.

(l)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the 12b-1 fees paid were $23,190 for Class A, $10,377 for Class B, $11,695 for Class C, $38 for Class R, $120,792 for Class T and $299,319 for Class W.

(m)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year from September 1, 2010 to August 31, 2011, the 12b-1 fees paid were $832,167 for Class A, $46,928 for Class B and $222,304 for Class C.

Statement of Additional Information – , 2013	Page 107

(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the 12b-1 fees paid were $2,277,282 for Class A, $678,292 for Class B, $350,699 for Class C and $21 for Class R.

(o)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

For Series of CFSTII Funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the Distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares of Series of CFSTII. These amounts are based on the most recent information available as of September 30, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
AR Currency and Income Fund	$49,000	10.68%	$30,000	1.01%
AR Enhanced Multi-Strategy Fund	6,000	9.34%	18,000	0.35%
AR Multi-Strategy Fund	13,000	10.87%	17,000	0.35%
AMT-Free Tax-Exempt Bond Fund	284,000	10.89%	102,000	0.72%
Asia Pacific ex-Japan Fund	N/A	N/A	1,000	1.43%
CA Aggressive Fund	1,986,000	5.15%	230,000	0.63%
CA Conservative Fund	1,942,000	9.74%	292,000	0.69%
CA Moderate Fund	6,377,000	6.81%	1,717,000	1.40%
Diversified Equity Income Fund	9,841,000	9.30%	725,000	1.26%
Dividend Opportunity Fund	3,525,000	7.07%	1,240,000	0.64%
Emerging Markets Bond Fund	145,000	5.12%	288,000	0.66%
Equity Value Fund	956,000	7.60%	51,000	1.31%
European Equity Fund	113,000	7.72%	29,000	1.52%
Floating Rate Fund	835,000	11.34%	346,000	0.72%
Global Bond Fund	825,000	14.14%	95,000	1.17%
Global Equity Fund	960,000	8.45%	1,435,000	7.81%
Global Opportunities Fund	4,267,000	10.51%	387,000	1.19%
High Yield Bond Fund	2,529,000	9.71%	8,738,000	10.27%
Income Builder Fund	4,612,000	13.32%	564,000	0.65%
Income Opportunities Fund	2,264,000	8.99%	404,000	0.30%
Inflation Protected Securities Fund	935,000	13.71%	216,000	0.93%
Large Core Quant Fund	7,399,000	8.66%	1,296,000	4.75%
Large Growth Quant Fund	113,000	8.78%	23,000	0.84%
Large Value Quant Fund	26,000	3.09%	3,000	0.16%
Limited Duration Credit Fund	674,000	10.32%	745,000	0.78%
Marsico Flexible Capital Fund	N/A	N/A	52,000	0.41%
Mid Cap Value Opportunity Fund	2,344,000	6.55%	379,000	1.28%
Minnesota Tax-Exempt Fund	133,000	7.21%	293,000	0.81%
Money Market Fund	4,679,000	40.73%	266,000	2.54%
Multi-Advisor Small Cap Value Fund	1,193,000	10.13%	125,000	1.39%
Recovery and Infrastructure Fund	85,000	0.69%	95,000	0.27%
Select Large-Cap Value Fund	43,000	1.72%	2,837,000	6.23%
Select Smaller-Cap Value Fund	777,000	9.09%	2,688,000	7.98%
Seligman Communications and Information Fund	422,000	0.94%	20,735,000	3.10%
Seligman Global Technology Fund	250,000	2.92%	4,551,000	6.60%
U.S. Government Mortgage Fund	945,000	13.49%	305,000	0.64%

Statement of Additional Information – , 2013	Page 108

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services.

Other Services Provided

The Transfer Agent

Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Class I shares and, for at least 12 months after November 1, 2012, Class Y shares are not subject to transfer agency fees. The Funds pay the Transfer Agent an annual transfer agency fee of $21.00 per account, payable monthly for all share classes, except for Class I shares. Prior to July 1, 2012, the Funds paid the Transfer Agent an annual transfer agency fee of $12.08 per account, payable monthly; prior to September 7, 2010, series of CFST paid the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition to the per-account fee, the Funds pay the Transfer Agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares nor Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, the fee described above for Class A, Class B, Class C, Class R, Class T, Class Y and Class Z on the aggregate value of shares maintained in omnibus accounts (other than accounts for which American Enterprise Investment Services, Inc. was

Statement of Additional Information – , 2013	Page 109

broker) was up to 0.20%. Prior to November 1, 2012, Class R4 shares were subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) up to 0.05% of the average aggregate value of shares maintained in omnibus accounts. Prior to September 7, 2010, the Funds reimbursed the Transfer Agent (and, prior to May 1, 2010, the Previous Transfer Agent) for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets.

The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. Transfer agency costs for each Fund are calculated separately for each of (i) Class Y shares, (ii) Class K and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees).

The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

Plan Administration Services

The Funds that offer Class K shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class K shares. Prior to October 27, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and related fee.

The Custodian

The Funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.

Pricing and Bookkeeping Services (with Respect to CFST Series Only)

Prior to August 8, 2011, State Street provided certain pricing and bookkeeping services to the series of CFST. The Administrator was responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, CFST entered into a Financial Reporting Services Agreement with State Street and the Previous Adviser (the Financial Reporting Services Agreement) pursuant to which State Street provided financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provided accounting services to the Funds. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the Administrator. Under the State Street Agreements, each Fund (except the Capital Allocation Portfolios that are series of CFST, Masters International Equity Portfolio, Large Cap Index Fund and Small Cap Index Fund) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each Fund (except the Capital Allocation Portfolios that are series of CFST, Large Cap Index Fund and Small Cap Index Fund) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Under the State Street Agreements, Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. The Capital Allocation Portfolios that are series of CFST did not pay any separate fees for services rendered under the State Street Agreements and the fees for pricing and bookkeeping services incurred by the them were paid as part of the management fee. Under the Administrative Services Agreement, fees for pricing and bookkeeping services incurred by Large Cap Index Fund and Small Cap Index Fund are paid by the Administrator.

Pricing and Bookkeeping Fees Paid by the Funds

The Investment Manager, the Previous Adviser and State Street received fees from the Funds for their services as reflected in the following charts, which show the net pricing and bookkeeping fees paid to State Street, the Investment Manager and the Previous Adviser for the three most recently completed fiscal years, except as otherwise indicated.

Fund	Fiscal Year Ended January 31, 2013			Fiscal Period Ended January 31, 2012			Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010

CA Moderate Aggressive Portfolio
Amount Paid to Previous Adviser	$	[	]	$	[	]	—	—
Amount Paid to State Street	$	[	]	$	[	]	—	—

CA Moderate Conservative Portfolio
Amount Paid to Previous Adviser	$	[	]	$	[	]	—	—
Amount Paid to State Street	$	[	]	$	[	]	—	—

Fund	Fiscal Period Ended February 28, 2013			Fiscal Year Ended February 29, 2012			Fiscal Year Ended February 28, 2011*

International Value Fund*
Amount Paid to Previous Adviser	$	[	]	$	[	]	$	[	]
Amount Paid to State Street	$	[	]	$	[	]	$	[	]

*	The Pricing and Bookkeeping Fees are paid at both the Master Portfolio- and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.

Independent Registered Public Accounting Firm

[    ], which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds’ independent registered public accounting firm. The financial statements contained in each Fund’s Annual Report were audited by [    ]. The Board has selected [    ] as the independent registered public accounting firm to audit the Funds’ books and review their tax returns for their respective fiscal years.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual reports to shareholders of the Funds, and are incorporated herein by reference. No other parts of the annual reports or semi-annual reports to shareholders are incorporated by reference herein except that the unaudited financial statements included in the semi-annual report to shareholders of the Funds are incorporated herein by reference. The audited financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue N.W., Washington, DC, 20001. Kramer Levin Naftalis & Frankel LLP serves as counsel to the Independent Trustees of

Statement of Additional Information – , 2013	Page 110

the Trust. Its address is 1177 Avenue of the Americas, New York, NY 10036.

Board Services Corporation

The Funds have an agreement with Board Services Corporation (Board Services) located at 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the Funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the Funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

Other Roles and Relationships of Ameriprise Financial and Its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Investment Manager, Administrator, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold

Statement of Additional Information – , 2013	Page 111

equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Advisory and Other Services – The Investment Adviser and Investment Advisory Services – Portfolio Manager(s) – The Investment Adviser’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – The Investment Adviser and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

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Proxy Voting

Proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds’ proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.

Certain Investment Limitations

Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including accounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, the Investment Manager and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

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Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Selling and/or Servicing Agent Payments for more information.

Codes of Ethics

The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j–1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549–1520.

Proxy Voting Policies and Procedures

General Guidelines, Policies and Procedures

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix B, apply to the Funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Board, which consists of a majority of independent Board members, has determined policies and votes proxies. The Funds’ Adviser and Administrator, Columbia Management Investment Advisers, LLC (Columbia Management), provides support to the Board in connection with the proxy voting process.

General Guidelines

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

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Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be round in the funds’ Proxy Voting Guidelines (see Appendix C).

Policy and Procedures

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (Proxy Team). In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from independent research firms. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the Investment Manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

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Voting in Countries Outside the United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The Funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

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Organization and Management of Wholly-Owned Subsidiaries

As described herein and in its prospectus, Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Commodity Strategy Fund maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

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As noted above, the Investment Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate Investment Management Services Agreement with the Investment Manager and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with the Investment Manager. Under these agreements, the Investment Manager and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Commodity Strategy Fund. Additionally, the Subsidiary has entered into a separate Administrative Services Agreement with the Administrator for administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the Funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with [                                        ] to serve as the Subsidiary’s independent auditor. Financial statements prior to August 31, 2012 were audited by [                                         ], the Subsidiary’s former independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Commodity Strategy Fund’s compliance policies and procedures, the Investment Manager will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxation — The Subsidiary” for information about certain tax aspects of Commodity Strategy Fund’s investment in the Subsidiary.

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FUND GOVERNANCE

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource Funds (“RiverSource Funds”) effective June 1, 2011.

Trustees

Independent Trustees

Name, address, year of birth	Position held with Funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	152	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	145	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	152	None	Audit, Investment Review

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Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	145	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	152	None	Audit, Compliance Investment Review
William A. Hawkins 225 Franklin Street Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	145	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	145	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

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Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	152	Director, Valmont Industries, Inc. (manufactures irrigation systems) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	152	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	145	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology)	152	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

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Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 225 Franklin Street Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	145	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

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Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	204	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

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The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

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Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the Funds. The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters with the Funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the Funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds’ investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to

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develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds’ CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.

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The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO/Chairman	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X	X		X
Santomero	PA		X	X	X		X	X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the Funds’ Investment Manager, which is the Funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures.

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This table shows the number of times the committees met during each Fund’s most recent fiscal period. The table is organized by fiscal year end.

Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For Funds with fiscal period ending January 31
For Funds with fiscal period ending February 29	7	5	6	0	6	7
For Funds with fiscal period ending April 30	7	5	6	1	6	7
For Funds with fiscal period ending May 31	7	5	6	1	6	7
For Funds with fiscal period ending June 30	6	5	6	0	6	8
For Funds with fiscal period ending July 31	7	5	6	1	6	8
For Funds with fiscal period ending August 31	7	5	6	1	6	8
For Funds with fiscal period ending September 30	6	5	6	0	6	8
For Funds with fiscal period ending October 31	7	5	6	1	6	6
For Funds with fiscal period ending November 30	6	5	6	0	6	8
For Funds with fiscal period ending December 31	6	5	6	0	6	7

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Beneficial Equity Ownership

The following table shows the Trustees’ dollar range of equity securities beneficially owned on December 31, 2012 of each individual Fund owned by a Trustee, and the aggregate dollar range of equity securities of all Funds overseen by the Trustees.

Trustee Holdings

Based on net asset values as of December 31, 2012:

Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Dividend Opportunity Fund	Over $100,000	Over $100,000
	Emerging Markets Bond Fund	Over $100,000
	Emerging Markets Opportunity Fund	Over $100,000
	Frontier Fund	$50,001-$100,000
	Global Equity Fund	Over $100,000
	Income Opportunities Fund	$1-$10,000
	Multi-Advisor International Equity Fund	Over $100,000
	Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Seligman Communications and Information Fund	$50,001-$100,000
	Seligman Global Technology Fund	$1-$10,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tax-Exempt Fund	$1-$10,000
	U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Balanced Fund(a)	$10,001-$50,000	Over $100,000(b)
	Convertible Securities Fund(a)	$10,001-$50,000
	Large Cap Core Fund(a)	Over $100,000
	Large Cap Enhanced Core Fund(a)	$10,001-$50,000
	Large Cap Value Fund(a)	$10,001-$50,000
	Marsico Focused Equities Fund(a)	$10,001-$50,000
	Money Market Fund(a)	$1-$10,000
	Seligman Global Technology Fund	$10,001-$50,000
	Short Term Bond Fund(a)	Over $100,000
	Small Cap Growth Fund	$1-$10,000
	Small Cap Value Fund II	$1-$10,000

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Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Pamela Carlton	AR Emerging Markets Macro Fund(a)	$10,001-$50,000	Over $100,000(b)
	AR Enhanced Multi-Strategy Fund(a)	$10,001-$50,000
	AR Multi-Strategy Fund(a)	$10,001-$50,000
	Convertible Securities Fund	$1-$10,000
	Diversified Equity Income Fund	$10,001-$50,000
	Dividend Opportunity Fund	$10,001-$50,000
	Emerging Markets Opportunity Fund(a)	$10,001-$50,000
	Floating Rate Fund(a)	$50,001-$100,000
	Global Equity Fund(a)	$50,001-$100,000
	High Yield Bond Fund	$10,001-$50,000
	Income Opportunities Fund	$10,001-$50,000
	Inflation Protected Securities Fund	$10,001-$50,000
	Large Cap Enhanced Core Fund	$10,001-$50,000
	Money Market Fund(a)	$1-$10,000
	Select Large Cap Growth Fund	$1-$10,000
	Select Large-Cap Value Fund(a)	$10,001-$50,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Short Term Bond Fund	$50,001-$100,000
	U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$10,001-$50,000
William Carmichael	AR Currency and Income Fund(a)	$50,001-$100,000	Over $100,000(b)
	Energy and Natural Resources Fund(a)	$50,001-$100,000
	International Value Fund	Over $100,000
	Marsico Growth Fund	$10,001-$50,000
	Marsico Focused Equities Fund	$50,001-$100,000
	Mid Cap Growth Fund(a)	Over $100,000
	Mid Cap Value Fund(a)	Over $100,000
	Pacific/Asia Fund(a)	$50,001-$100,000
	Real Estate Equity Fund(a)	$50,001-$100,000
	Small Cap Growth Fund II(a)	$50,001-$100,000
	Value and Restructuring Fund(a)	Over $100,000
Patricia M. Flynn	Emerging Markets Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Global Opportunities Fund	$10,001-$50,000
	Large Cap Index Fund(a)	$50,001-$100,000
	Masters International Equity Portfolio(a)	$50,001-$100,000
	Money Market Fund(a)	$10,001-$50,000
	Multi-Adviser International Equity Fund(a)	$50,001-$100,000
	Seligman Communications and Information Fund(a)	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

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Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Hawkins	Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Diversified Equity Income Fund	$10,001-$50,000
	Income Opportunities Fund	$10,001-$50,000
	International Value Fund(a)	$50,001-$100,000
	Mid Cap Index Fund(a)	$50,001-$100,000
	Money Market Fund(a)	$1-$10,000
R. Glenn Hilliard	Dividend Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Global Equity Fund(a)	$10,001-$50,000
	High Yield Bond Fund(a)	$50,001-$100,000
	Income Opportunities Fund(a)	$50,001-$100,000
	International Value Fund(a)	$10,001-$50,000
	Marsico Focused Equities Fund(a)	Over $100,000
	Marsico International Opportunities Fund(a)	Over $100,000
	Money Market Fund(a)	$1-$10,000
	Multi-Advisor International Equity Fund(a)	$10,001-$50,000
Stephen R. Lewis, Jr.	Absolute Return Enhanced Multi-Strategy Fund(a)	$10,001-$50,000	Over $100,000(b)
	Diversified Bond Fund	$1-$10,000
	Diversified Equity Income Fund	$10,001-$50,000
	Dividend Opportunity Fund	Over $100,000
	Emerging Markets Bond Fund(a)	$50,001-$100,000
	Emerging Markets Opportunity Fund(a)	$50,001-$100,000
	Flexible Capital Income Fund	$50,001-$100,000
	Income Builder Fund	Over $100,000
	Income Opportunities Fund(a)	Over $100,000
	Large Growth Quantitative Fund(a)	$10,001-$50,000
	Limited Duration Credit Fund(a)	Over $100,000
	Marsico Global Fund(a)	Over $100,000
	Money Market Fund(a)	$10,001-$50,000
	Select Large-Cap Value Fund(a)	Over $100,000
	Select Smaller-Cap Value Fund	$10,001-$50,000
	Seligman Communications and Information Fund(a)	Over $100,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
Catherine James Paglia	Contrarian Core Fund(a)	Over $100,000	Over $100,000(b)
	Flexible Capital Income Fund(a)	Over $100,000
	Money Market Fund(a)	$10,001-$50,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

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Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Leroy C. Richie	Acorn International Fund	$1-$10,000	Over $100,000
	Balanced Fund	$1-$10,000
	Diversified Bond Fund	$1-$10,000
	Emerging Markets Opportunity Fund	$1-$10,000
	Frontier Fund	$1-$10,000
	Global Equity Fund	$1-$10,000
	High Yield Bond Fund	$1-$10,000
	Large Cap Growth Fund	$1-$10,000
	Large Cap Index Fund	$50,001-$100,000
	Large Core Quantitative Fund	$1-$10,000
	Mid Cap Growth Fund	$1-$10,000
	Select Large-Cap Value Fund	$1-$10,000
	Select Smaller-Cap Value Fund	$1-$10,000
	Seligman Communications and Information Fund	$1-$10,000
	Seligman Global Technology Fund	$1-$10,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Short Term Bond Fund	$1-$10,000
	Tax Exempt Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Limited Duration Credit Fund	Over $100,000	Over $100,000(b)
	Short Term Bond Fund(a)	Over $100,000
Minor Shaw	Convertible Securities Fund(c)	$10,001-$50,000	Over $100,000(b)
	Dividend Income Fund(a)	Over $100,000
	Dividend Opportunity Fund(c)	$10,001-$50,000
	Emerging Markets Bond Fund(c)	$10,001-$50,000
	European Equity Fund(c)	$50,001-$100,000
	Income Opportunities Fund(c)	$10,001-$50,000
	Large Cap Index Fund(c)	$10,001-$50,000
	Marsico Focused Equities Fund(a)	Over $100,000
	Mid Cap Index Fund(a), (c)	Over $100,000
	Money Market Fund(a)	$1-$10,000
	Small Cap Index Fund(a), (c)	Over $100,000
	U.S. Government Mortgage Fund(c)	$10,001-$50,000

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Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Alison Taunton-Rigby	Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Dividend Opportunity Fund(a)	Over $100,000
	Emerging Markets Bond Fund(a)	$10,001-$50,000
	Emerging Markets Opportunity Fund	$10,001-$50,000
	Global Opportunities Fund	Over $100,000
	High Yield Bond Fund(a)	$10,001-$50,000
	Income Builder Fund	Over $100,000
	Limited Duration Credit Fund	Over $100,000
	Mid Cap Value Opportunity Fund	$50,001-$100,000
	Money Market Fund(a)	$1-$10,000
	Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Seligman Communications and Information Fund(a)	Over $100,000
	Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
William F. Truscott	AR Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	AR Enhanced Multi-Strategy Fund	Over $100,000
	AR Multi-Strategy Fund	Over $100,000
	CA Aggressive Portfolio	$50,001-$100,000
	Contrarian Core Fund	$50,001-$100,000
	Corporate Income Fund	$10,001-$50,000
	Diversified Bond Fund	$50,001-$100,000
	Dividend Income Fund	$10,001-$50,000
	Dividend Opportunity Fund	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Emerging Markets Bond Fund	$1-$10,000
	Emerging Markets Opportunity Fund	$10,001-$50,000
	Flexible Capital Income Fund	$50,001-$100,000
	Floating Rate Fund	Over $100,000
	Global Equity Fund	Over $100,000
	Global Opportunities Fund	Over $100,000
	High Yield Bond Fund	$50,001-$100,000
	Income Opportunities Fund	Over $100,000
	Large Core Quantitative Fund	$50,001-$100,000
	Large Growth Quantitative Fund	$10,001-$50,000
	Large Value Quantitative Fund	$10,001-$50,000
	Limited Duration Credit Fund	Over $100,000
	Mid Cap Growth Fund	$10,001-$50,000
	Mid Cap Value Fund	$50,001-$100,000
	Mid Cap Value Opportunity Fund	Over $100,000
	Multi-Advisor International Equity Fund	Over $100,000
	Multi-Advisor International Value Fund	$10,001-$50,000
	Real Estate Equity Fund	$10,001-$50,000
	Select Large Cap Growth Fund	$10,001-$50,000

Statement of Additional Information – , 2013	Page 133

Trustee	Fund	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
	Select Large Cap Value Fund	$50,001-$100,000
	Select Smaller-Cap Value Fund	Over $100,000
	Seligman Communications and Information Fund	$50,001-$100,000
	Seligman Global Technology Fund	$50,001-$100,000
	Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Small Cap Core Fund	$10,001-$50,000
	Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

(a)	Deferred compensation invested in share equivalents:

A. Boudreau	Balanced Fund	$10,001-$50,000
	Large Cap Core Fund	$50,001-$100,000
	Large Cap Enhanced Fund	$10,001-$50,000
	Large Cap Value Fund	$10,001-$50,000
	Marsico Focused Equities Fund	$10,001-$50,000
	Money Market Fund	$1-$10,000
	Short Term Bond Fund	Over $100,000
B. Carlton	Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Emerging Markets Opportunity Fund	$10,001-$50,000
	Floating Rate Fund	$50,001-$100,000
	Global Equity Fund	$10,001-$50,000
	Money Market Fund	$1-$10,000
	Select Large Cap Value Fund	$10,001-$50,000
C. Carmichael	Absolute Return Currency and Income Fund	$50,001-$100,000
	Energy and Natural Resources Fund	$50,001-$100,000
	Mid Cap Growth Fund	Over $I00,000
	Mid Cap Value Fund	Over $100,000
	Pacific/Asia Fund	$50,001-$100,000
	Real Estate Equity Fund	$50,001-$100,000
	Small Cap Growth Fund II	$50,001-$100,000
	Value and Restructuring Fund	Over $100,000
D. Flynn	Emerging Markets Opportunity Fund	$50,001-$100,000
	Large Cap Index Fund	$50,001-$100,000
	Masters International Equity Portfolio	$50,001-$100,000
	Money Market Fund	$10,001-$50,000
	Multi-Adviser International Equity Fund	$50,001-$100,000
	Seligman Communications and Information Fund	Over $100,000
E. Hawkins	Balanced Fund	$50,001-$100,000
	International Value Fund	$50,001-$100,000
	Mid Cap Index Fund	$50,001-$100,000
	Money Market Fund	$1-$10,000
F. Hilliard	Dividend Opportunity Fund	$50,001-$100,000
	Global Equity Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Income Opportunities Fund	$50,001-$100,000
	International Value Fund	$10,001-$50,000
	Marsico Focused Equities Fund	Over $100,000
	Marsico International Opportunities Fund	Over $100,000
	Money Market Fund	$1-$10,000
	Multi-Advisor International Equity Fund	$10,001-$50,000

Statement of Additional Information – , 2013	Page 134

G. Lewis	Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Emerging Markets Bond Fund	$50,001-$100,000
	Emerging Markets Opportunity Fund	$10,001-$50,000
	Income Opportunities Fund	$50,001-$100,000
	Large Growth Quantitative Fund	$10,001-$50,000
	Limited Duration Credit Fund	Over $100,000
	Marsico Global Fund	$50,001-$100,000
	Money Market Fund	$10,001-$50,000
	Select Large-Cap Value Fund	Over $100,000
	Seligman Communications and Information Fund	$50,001-$100,000
H. Paglia	Contrarian Core Fund	Over $100,000
	flexible Capital Income Fund	Over $100,000
	Money Market Fund	$10,001-$50,000
I. Shaw	Dividend Income Fund	Over $100,000
	Dividend Opportunity Fund	Over $100,000
	Marsico Focused Equities Fund	Over $100,000
	Mid Cap Index Fund	Over $100,000
	Money Market Fund	$1-$10,000
	Small Cap Index Fund	Over $100,000
J. Santomero	Short Term Bond Fund	Over $100,000
K. Taunton-Rigby	Balanced Fund	$50,001-$100,000
	Dividend Opportunity Fund	$50,001-$100,000
	Emerging Markets Bond Fund	$10,001-$50,000
	High Yield Bond Fund	$10,001-$50,000
	Money Market Fund	$1-$10,000
	Seligman Communications and Information Fund	$50,001-$100,000

(b)	Total includes deferred compensation invested in share equivalents.

(c)	Ms. Shaw invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various mutual funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

Dividend Opportunity Fund	$10.001-$50,000
Large Cap Index Fund	$10,001-$50,000
Mid Cap Index Fund	$10,001-$50,000
Small Cap Index Fund	$10,001-$50,000
European Equity Fund	$50,001-$100,000
Convertible Securities Fund	$10,001-$50,000
Income Opportunities Fund	$10,001-$50,000
U.S. Government Mortgage Fund . . .	$10,001-$50,000
Emerging Markets Bond Fund	$10,001-$50,000

As of 30 days prior to the date of this SAI, the Trustees and officers as a group owned 10.97% of AR Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Fund.

Statement of Additional Information – , 2013	Page 135

Compensation

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the Funds in the last fiscal period.

Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz
Edward Boudreau	(b	)
Pamela Carlton	(b	)
William Carmichael
Patricia Flynn	(b	)
William Hawkins	(b	)
R. Glenn Hilliard	(b	)
Stephen Lewis, Jr.	(b	)
John F. Maher(c)	(b	)
John Nagorniak(c)	(b	)
Catherine James Paglia	(b	)
Leroy C. Richie
Anthony Santomero
Minor Shaw	(b	)
Alison Taunton-Rigby	(b	)

(a)	Trustee compensation is paid by the Funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the Funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $ , $ , $ , $ , $ , $ , $ , $ , $ , $ and $ , respectively. Amount deferred by Fund is set forth in a following table. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”) based, in part, on the relative assets among the Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending

Statement of Additional Information – , 2013	Page 136

Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Compensation from each Fund. The following table shows the compensation paid to independent Board members from each Fund during its last fiscal period.

Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz		Boudreau		Carlton		Carmichael		Flynn		Hawkins		Hilliard		Lewis		Maher(a)		Nagorniak(a)		Paglia		Richie		Santomero		Shaw		Taunton- Rigby
For Funds with fiscal period ending January 31
CA Aggressive Portfolio(b) — total	$		$		$		$		$		$		$		$		$		$		$		$		$		$		$
Deferred
CA Conservative Portfolio(b) — total
Deferred
CA Modified Aggressive Portfolio
CA Moderate Conservative Portfolio
CA Moderate Portfolio(b) — total
Deferred
Income Builder Fund(b) — total
Deferred
For Funds with fiscal period ending February 29
Equity Value Fund(c) — total		1,441		1,131		1,358		1,101		1,422		1,131		1,034		2,689		1,282		1,034		1,424		1,440		1,078		1,034		1,450
Amount deferred		0		131		495		0		721		310		206		500		1,282		310		712		0		0		517		1,003
International Value Fund
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund — total		1,492		1,453		1,437		1,413		1,489		1,453		1,371		2,823		1,353		1,371		1,481		1,508		1,394		1,388		1,513
Amount deferred		0		187		614		0		722		410		527		474		1,353		411		741		0		0		681		1,201
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund — total		686		717		658		694		686		717		679		1,224		622		679		663		694		693		687		689
Deferred		0		96		301		0		344		200		300		190		622		204		331		0		0		341		574
Absolute Return Enhanced Multi- Strategy Fund — total		678		712		650		690		676		712		670		1,198		610		670		642		685		684		677		684
Deferred		0		93		300		0		344		200		271		190		610		201		321		0		0		335		580
AR Multi-Strategy Fund — total		834		871		796		841		832		871		818		1,446		752		818		784		842		841		826		834
Deferred		0		112		369		0		454		246		313		232		752		245		392		0		0		411		715
AP — Diversified Equity Income Fund(d) — total		43		43		43		43		43		43		43		111		43		43		43		43		43		43		43
Deferred		0		8		17		0		21		11		43		11		43		13		21		0		0		21		26
Commodity Strategy Fund(e) — total		445		451		420		431		451		451		437		782		396		437		426		451		451		444		426
Deferred		0		64		189		0		244		124		232		114		396		131		213		0		0		216		338

Diversified Equity Income Fund(f) — total		5,538		5,803		5,307		5,628		5,518		5,803		5,456		9,785		4,993		5,456		5,391		5,591		5,584		5,510		5,580
Deferred		0		744		2,464		0		2,887		1,639		2,039		1,584		4,993		1,637		2,695		0		0		2,741		4,802
Dividend Opportunity Fund(g) — total		3,812		3,980		3,654		3,852		3,824		3,980		3,801		6,898		3,472		3,801		3,681		3,864		3,860		3,855		3,826
Deferred		0		394		1,653		0		1,915		1,100		1,884		1,029		3,472		1,140		1,840		0		0		1,845		3,110
Flexible Capital Income Fund(e) — total		445		451		421		432		452		451		439		798		397		439		428		452		451		446		428
Deferred		0		65		187		0		234		123		249		114		397		132		214		0		0		215		333
High Yield Bond Fund — total		2,508		2,627		2,403		2,545		2,504		2,627		2,480		4,455		2,271		2,480		2,440		2,535		2,534		2,508		2,523
Deferred		0		344		1,107		0		2,353		737		1,019		704		2,271		744		1,220		0		0		1,238		2,136
Mid Cap Value Opportunity Fund(f) — total		3,010		3,145		2,875		3,037		3,002		3,145		2,955		5,264		2,721		2,955		2,939		3,038		3,036		2,984		3,012
Deferred		0		400		1,338		0		1,657		890		1,073		857		2,721		887		1,469		0		0		1,480		2,604
Multi-Advisor Small Cap Value Fund — total		997		1,047		956		1,015		995		1,047		988		1,771		902		988		972		1,007		1,009		998		1,004
Deferred		0		136		442		0		517		294		395		282		902		296		486		0		0		492		855

Statement of Additional Information – , 2013	Page 137

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Select Large-Cap Value Fund(h) — total	$1,169	$1,224	$1,120	$1,186	$1,167	$1,224	$1,156	$2,076	$1,057	$1,156	$1,132	$1,181	$1,181	$1,169	$1,176
Deferred	0	160	516	0	603	344	475	328	1,057	347	566	0	0	575	995
Select Smaller-Cap Value Fund(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	342	954	312	515	0	0	519	903
Seligman Communications and Information Fund(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	1,297	4,156	1,374	2,258	0	0	2,274	3,878
U.S. Government Mortgage Fund — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	570	1,911	623	1,004	0	0	1,023	1,745
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(i)	1,320	1,472	1,267	1,431	1,276	1,472	1,299	2,280	1,168	1,299	1,342	1,320	1,327	1,312	1,399
Deferred	0	216	562	0	622	399	745	318	1,168	390	671	0	0	649	1,080
Floating Rate Fund	1,185	1,329	1,139	1,293	1,145	1,329	1,171	2,049	1,048	1,171	1,218	1,185	1,196	1,183	1,260
Deferred	0	193	507	0	565	361	653	289	1,048	351	609	0	0	586	982
Global Opportunities Fund(j)	1,689	1,885	1,622	1,833	1,635	1,885	1,666	2,917	1,496	1,666	1,727	1,691	1,702	1,684	1,790
Deferred	0	275	721	0	818	512	944	411	1,496	500	863	0	0	833	1,389
Income Opportunities Fund	3,177	3,567	3,048	3,463	3,066	3,567	3,135	5,491	2,817	3,135	3,266	3,175	3,202	3,170	3,374
Deferred	0	531	1,344	0	1,502	961	1,426	758	2,817	940	1,633	0	0	1,545	2,568
Inflation Protected Securities Fund	1,205	1,350	1,157	1,313	1,165	1,350	1,190	2,077	1,065	1,190	1,222	1,206	1,216	1,203	1,279
Deferred	0	196	515	0	570	367	666	292	1,065	357	611	0	0	596	996
Large Core Quantitative Fund	4,681	5,232	4,493	5,083	4,529	5,232	4,621	8,098	4,149	4,621	4,805	4,683	4,719	4,672	4,958
Deferred	0	769	1,991	0	2,222	1,416	2,684	1,138	4,149	1,386	2,403	0	0	2,295	3,818
Large Growth Quantitative Fund(j)	1,305	1,456	1,253	1,416	1,263	1,456	1,287	2,254	1,154	1,287	1,334	1,306	1,315	1,301	1,382
Deferred	0	212	557	0	620	395	724	317	1,154	386	668	0	0	641	1,074
Large Value Quantitative Fund(j)	923	1,031	887	1,003	894	1,031	912	1,596	816	912	943	924	932	922	978
Deferred	0	149	395	0	439	281	503	225	816	274	471	0	0	456	765
Limited Duration Credit Fund	1,733	1,944	1,663	1,889	1,674	1,944	1,711	2,992	1,532	1,711	1,759	1,733	1,749	1,729	1,840
Deferred	0	287	736	0	814	526	999	416	1,532	513	879	0	0	854	1,161
Minnesota Tax-Exempt Fund(k)	1,088	1,217	1,044	1,183	1,052	1,217	1,072	1,875	963	1,072	1,110	1,089	1,095	1,083	1,156
Deferred	0	179	463	0	513	829	620	260	963	322	555	0	0	534	890
Money Market Fund	3,275	3,644	3,145	3,546	3,170	3,644	3,221	5,632	2,892	3,221	3,303	3,277	3,292	3,253	3,467
Deferred	0	483	1,270	0	1,426	932	1,599	765	2,892	894	1,537	0	0	1,508	2,577
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund — total	776	869	745	845	750	869	766	1,346	687	766	793	776	783	775	824
Amount deferred	0	131	326	0	375	233	487	174	687	230	397	0	0	387	617
For Funds with fiscal period ending October 31
AR Currency and Income Fund — total	713	769	676	739	699	769	694	1,257	625	624	720	714	718	702	720
Amount deferred	0	126	285	0	350	200	551	144	625	187	360	0	0	351	489
Asia Pacific ex-Japan Fund — total	1,095	1,181	1,038	1,134	1,073	1,181	1,064	1,935	965	946	1,106	1,096	1,102	1,075	1,106
Amount deferred	0	195	436	0	537	306	853	223	965	284	553	0	0	538	748
Emerging Markets Bond Fund — total	1,179	1,280	1,119	1,228	1,153	1,280	1,149	2,108	1,052	1,013	1,201	1,179	1,187	1,162	1,201
Amount deferred	0	215	466	0	576	330	964	236	1,052	304	601	0	0	581	793
European Equity Fund — total	956	1,031	908	989	940	1,031	937	1,699	854	842	968	959	965	949	968
Amount deferred	0	172	379	0	470	266	776	192	854	253	484	0	0	474	645
Global Bond Fund — total	900	967	855	929	883	967	874	1,592	789	784	908	901	904	883	908
Amount deferred	0	159	359	0	442	251	693	183	789	235	454	0	0	441	617
Global Equity Fund — total	1,048	1,126	994	1,082	1,029	1,126	1,019	1,866	926	913	1,058	1,050	1,053	1,031	1,058
Amount deferred	0	186	417	0	514	292	824	213	926	274	529	0	0	515	713
Seligman Global Technology Fund — total	1,213	501	1,045	510	1,074	459	468	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	398	940	84	396	0	0	139	311

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Mr. Nagomiak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

(b)	The Funds began paying Board compensation effective June 1, 2011.

(c)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012.

Statement of Additional Information – , 2013	Page 138

(g)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal period ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.

(i)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. The information shown is for the period from December 1, 2011 to July 31, 2012.

(j)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. The information shown is for the period from October 1, 2011 to July 31, 2012.

(k)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. The information shown is for the period from September 1, 2011 to July 31, 2012.

(l)	The Fund changed its fiscal year end in 2012 from October 31 to August 31. The information shown is for the period from November 1, 2011 to August 31, 2012.

(m)	The Fund changed its fiscal year end in 2011 from December 31 to November 30. The information shown is for the period from January 1, 2011 to November 30, 2011.

Statement of Additional Information – , 2013	Page 139

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Investment Manager (or the investment subadviser(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Funds, the Investment Manager gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff can follow. In addition, this research provides the Investment Manager with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Investment Manager. Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Investment Manager is of the opinion that because the broker-dealer research supplements rather than replaces the Investment Manager’s own research, the receipt of such research does not tend to decrease the Investment Manager’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Trust are not reduced because the Investment Manager receives such services.

Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.

Statement of Additional Information – , 2013	Page 140

Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Columbia Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Investment Manager. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Columbia Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The following charts reflect the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund.

Statement of Additional Information – , 2013	Page 141

Total Brokerage Commissions

Total Brokerage Commissions
Fund	2013		2012		2011
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	$		$62		$0
CA Conservative Portfolio			35		0
CA Moderate Aggressive Portfolio			0		0
CA Moderate Conservative Portfolio			0		0
CA Moderate Portfolio			152		0
Income Builder Fund			0		0
For Funds with fiscal period ending February 28
Equity Value Fund(a)			197,812		317,997
International Value Fund
	2012		2011		2010
For Funds with fiscal period ending April 30
Recovery and Infrastructure	532,746		329,036		527,728
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	0		0	(b)	N/A
AR Enhanced Multi-Strategy Fund	284,730		9,476	(c)	N/A
AR Multi-Strategy Fund	310,593		10,136	(c)	N/A
AP – Diversified Equity Income Fund	13,137	(d)	N/A		N/A
Commodity Strategy Fund	0	(e)	N/A		N/A
Diversified Equity Income Fund(f)	2,126,944		2,004,161		2,243,590
Dividend Opportunity Fund(g)	2,275,856		2,031,035		402,958
Flexible Capital Income Fund	30,081	(e)	N/A		N/A
High Yield Bond Fund	1,511		0		0
Mid Cap Value Opportunity Fund(h)	1,393,564		1,541,840		2,620,808
Multi-Advisor Small Cap Value Fund	581,919		553,603		749,980
Select Large-Cap Value Fund(i)	249,073		256,531		180,393
Select Smaller-Cap Value Fund(j)	148,704		284,794		163,708
Seligman Communications and Information Fund(k)	5,967,910		5,767,423		9,167,229
U.S. Government Mortgage Fund	70,649		17,660		9,489
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(l)	0		132		3,261
Floating Rate Fund	1,000		0		0
Global Opportunities Fund(p)	615,788		426,809		1,004,079
Income Opportunities Fund	0		0		0
Inflation Protected Securities Fund	15,357		40,902		43,426
Large Core Quant Fund	89,797		756,280		2,806,058
Large Growth Quant Fund(m)	213,935		192,755		459,328
Large Value Quant Fund(n)	89,873		123,762		301,600
Limited Duration Credit Fund	41,979		28,296		8,523
Minnesota Tax-Exempt Fund(o)	0		824		1,077
Money Market Fund	0		0		0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	324,649		274,651	(q)	N/A

Statement of Additional Information – , 2013	Page 142

Total Brokerage Commissions
Fund	2012	2011	2010
For Funds with fiscal period ending October 31
Currency and Income Fund	$0	$0	$0
Asia Pacific ex-Japan Fund	622,494	964,616	677,863
Emerging Markets Bond Fund	207	0	0
European Equity Fund	747,555	601,158	189,148
Global Bond Fund	15,758	18,259	3,201
Global Equity Fund	499,796	673,331	556,835
Seligman Global Technology Fund	944,043	1,304,433	1,556,216

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $4,728,940.

(g)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $2,601,029.

(i)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. The brokerage commissions paid for the fiscal year from January 1, 2009 to December 31, 2009 were $206,322.

(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. The brokerage commissions paid for the fiscal year from January 1, 2009 to December 31, 2009 were $123,904.

(k)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from January 1, 2011 to December 31, 2011 and January 1, 2010 to December 31, 2010, respectively. The brokerage commissions paid for the fiscal year from January 1, 2009 to December 31, 2009 were $12,482,079.

(l)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from December 1, 2010 to November 30, 2011 and December 1, 2009 to November 30, 2010, respectively. The brokerage commissions paid for the fiscal year from December 1, 2008 to November 30, 2009 were $315.

(m)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $649,261.

(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $378,324.

(o)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from September 1, 2010 to August 31, 2011 and September 1, 2009 to August 31, 2010, respectively. The Fund did not pay brokerage commissions for the fiscal year from September 1, 2008 to August 31, 2009.

(p)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from October 1, 2010 to September 30, 2011 and October 1, 2009 to September 30, 2010, respectively. The brokerage commissions paid for the fiscal year from October 1, 2008 to September 30, 2009 were $1,248,108.

(q)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Statement of Additional Information – , 2013	Page 143

Directed Brokerage

The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.

During each Fund’s most recent applicable fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:

Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
	Amount of transactions		Amount of commissions imputed or paid
Fund
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	$0	(a)	$0	(a)
CA Conservative Portfolio	0	(a)	0	(a)
CA Moderate Aggressive Portfolio
CA Moderate Conservative Portfolio
CA Moderate Portfolio	0	(a)	0	(a)
Income Builder Fund	0	(a)	0	(a)

For Funds with fiscal period ending February 28
International Value Fund
Equity Value Fund(b)	126,148,364		93,362
For Funds with fiscal period ending April 30
Columbia Recovery and Infrastructure	326,659,922		271,698
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	0		0
AR Enhanced Multi-Strategy Fund	0		0
AR Multi-Strategy Fund	0		0
AP – Diversified Equity Income Fund	0	(e)	0	(e)
Commodity Strategy Fund	0	(f)	0	(f)
Diversified Equity Income Fund(g)	1,318,015,777		1,068,678
Dividend Opportunity Fund(h)	1,120,834,058		936,778
Flexible Capital Income Fund	0	(f)	0	(f)
High Yield Bond Fund	0		0
Mid Cap Value Opportunity Fund(i)	567,421,295		487,011
Multi-Advisor Small Cap Value Fund	39,426,210		47,554
Select Large-Cap Value Fund(j)	38,035,337		49,956
Select Smaller-Cap Value Fund(k)	4,946,731		5,353
Seligman Communications and Information Fund(l)	1,397,704,343		1,530,592
U.S. Government Mortgage Fund	0		0
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(m)	0		0
Floating Rate Fund	0		0
Global Opportunities Fund(q)	0		0
Income Opportunities Fund	0		0
Inflation Protected Securities Fund	0		0
Large Core Quant Fund	58,698,574		24,057
Large Growth Quant Fund(n)	28,655,148		22,147
Large Value Quant Fund(p)	4,136,685		3,035
Limited Duration Credit Fund	0		0
Minnesota Tax-Exempt Fund(o)	0		0
Money Market Fund	0		0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	208,053,575		110,610

Statement of Additional Information – , 2013	Page 144

	Brokerage directed for research*
	Amount of transactions	Amount of commissions imputed or paid
Fund
For Funds with fiscal period ending October 31
AR Currency and Income Fund	$0	$0
Asia Pacific ex-Japan Fund	162,068,196	406,280
Emerging Markets Bond Fund	0	0
European Equity Fund	459,848,612	620,053
Global Bond Fund	0	0
Global Equity Fund	259,712,300	395,349
Seligman Global Technology Fund	202,185,823	198,840

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to February 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904.

(h)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624.

(i)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from October 1, 2010 to September 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994.

(j)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900.

(k)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679.

(l)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from January 1, 2011 to December 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802.

(m)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from December 1, 2010 to November 30, 2011. For the fiscal year ended 2011, the Fund did not have any brokerage directed for research or commissions imputed or paid.

(n)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the brokerage directed for research was $62,561,951, the amount of commissions imputed or paid was $28,140.

(o)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the brokerage directed for research was $10,467,526, the amount of commissions imputed or paid was $6,688.

Statement of Additional Information – , 2013	Page 145

(p)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year from September 1, 2010 to August 31, 2011, the Fund did not have any brokerage directed for research or commissions imputed or paid.

(q)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the brokerage directed for research was $31,882,191, the amount of commissions imputed or paid was $29,292.

(r)	For the period from September 28, 2010 (when shares became publicly available) to August 31, 2011.

Securities of Regular Broker-Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.

As of each Fund’s most recent applicable fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:

Investments in Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending January 31
CA Aggressive Portfolio	None	N/A
CA Conservative Portfolio	None	N/A
CA Moderate Aggressive Portfolio	None	N/A
CA Moderate Conservative Portfolio	None	N/A
CA Moderate Portfolio	None	N/A
Income Builder Fund	None	N/A
For Funds with fiscal period ending February 29
Equity Value Fund	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273
International Value Fund
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	None	N/A
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	None	N/A
AR Enhanced Multi-Strategy Fund	Citigroup, Inc.	87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
AR Multi-Strategy Fund	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
AP – Diversified Equity Income Fund	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210
Commodity Strategy Fund	None	N/A

Statement of Additional Information – , 2013	Page 146

Fund	Issuer	Value of securities owned at end of fiscal period
Diversified Equity Income Fund	Citigroup, Inc.	$14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Dividend Opportunity Fund	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Flexible Capital Income Fund	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
High Yield Bond Fund	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Mid Cap Value Opportunity Fund	None	N/A
Multi-Advisor Small Cap Value Fund	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Select Large-Cap Value Fund	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Select Smaller-Cap Value Fund	None	N/A
Seligman Communications and Information Fund	None	N/A
U.S. Government Mortgage Fund	Bear Stearns Asset Backed Securities Trust	72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For Funds with fiscal period ending July 31
Amt-Free Tax-Exempt Bond Fund	None	N/A
Floating Rate Fund	Nuveen Investments, Inc.	2,477,878
Global Opportunities Fund	None	N/A
Income Opportunities Fund	E*TRADE Financial Corp.	11,989,475
Inflation Protected Securities Fund	Bear Stearns Commercial Mortgage Securities	545,232
	Citigroup, Inc.	779,948
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,118,163
	The Goldman Sachs Group, Inc.	1,097,491
	JPMorgan Chase & Co.	887,698
	JPMorgan Chase Commercial Mortgage Securities	2,703,587
	JPMorgan Mortgage Trust	2,481,738
	JPMorgan Reremic	1,614,039
	LB-UBS Commercial Mortgage Trust	3,851,836
	Morgan Stanley	531,410
	Morgan Stanley Capital I	4,072,719
	Morgan Stanley Remeric Trust	8,843,335

Statement of Additional Information – , 2013	Page 147

Fund	Issuer	Value of securities owned at end of fiscal period
Large Core Quant Fund	Franklin Resources, Inc.	$19,347,349
	JPMorgan Chase & Co.	89,193,060
Large Growth Quant Fund	None	N/A
Large Value Quant Fund	Citigroup, Inc.	2,755,024
	The Goldman Sachs Group, Inc.	2,310,610
	JPMorgan Chase & Co.	9,108,720
Limited Duration Credit Fund	Citigroup, Inc.	2,564,396
	The Goldman Sachs Group, Inc.	2,507,484
	Morgan Stanley	6,513,790
Minnesota Tax-Exempt Fund	None	N/A
Money Market Fund	None	N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	None	N/A
For Funds with fiscal period ending October 31
AR Currency and Income Fund	None	N/A
Asia Pacific ex-Japan Fund	None	N/A
Emerging Markets Bond Fund	Morgan Stanley	1,895,906
European Equity Fund	None	N/A
Global Bond Fund	Citigroup, Inc.	288,801
	Citigroup/Deutsche Bank Commercial Mortgage Trust	287,623
	CS First Boston Mortgage Securities Corp.	248,403
	JPMorgan Chase Commercial Mortgage Securities Corp.	655,377
	LB-UBS Commercial Mortgage Trust	1,255,247
	Morgan Stanley	573,456
	Morgan Stanley Capital 1	891,403
Global Equity Fund	JPMorgan Chase & Co.	6,595,860
Seligman Global Technology Fund	None	N/A

Statement of Additional Information – , 2013	Page 148

OTHER PRACTICES

Performance Disclosure

Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for Funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (although differences in expenses between share classes may change over time).

Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, series of CFST would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, series of CFST used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund – Portfolio Turnover section in the prospectuses for that Fund.

In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on the volatility of economic and market conditions.

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Disclosure of Portfolio Information

The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

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The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Marsico Capital, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Investment Manager are not be disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

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In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the

Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. These service providers include each Fund’s sub-advisor(s) (if any), affiliates of the Investment Manager, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Investment Manager’s legal department, compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Administrator, Investment Manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed

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Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the Investment Manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the Investment Manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the Investment Manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Statement of Additional Information – , 2013	Page 153

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agent, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis.

The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.

The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.

As of April 2013, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the Selling Agents or their affiliates shown on the following page.

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•   ADP Broker-Dealer, Inc.

•   American Century Investment Management, Inc.

•   American United Life Insurance Co.

•   Ameriprise Financial Services, Inc.*

•   Ascensus, Inc.

•   AXA Advisors

•   AXA Equitable Life Insurance

•   Bank of America, N.A.

•   Benefit Plan Administrators

•   Benefit Trust

•   Charles Schwab & Co., Inc.

•   Charles Schwab Trust Co.

•   Clearview Correspondent Services/BB&T Securities

•   Davenport & Company City National Bank

•   CPI Qualified Plan Consultants, Inc.

•   Daily Access Concepts, Inc.

•   Digital Retirement Solutions

•   Edward D. Jones & Co., LP

•   ExpertPlan

•   Fidelity Brokerage Services, Inc.

•   Fidelity Investments Institutional Operations Co.

•   Guardian Life and Annuity Company Inc.

•   Genworth Life and Annuity Insurance Company

•   GWFS Equities, Inc.

•   Hartford Life Insurance Company

•   Hartford Securities Distribution

•   HD Vest

•   Hewitt Associates LLC

•   ICMA Retirement Corporation

•   ING Life Insurance and Annuity Company

•   ING Institutional Plan Services, LLP

•   Janney Montgomery Scott, Inc.

•   JJB Hilliard Lyons

•   John Hancock Life Insurance Company (USA)

•   John Hancock Life Insurance Company of New York

•   JP Morgan Retirement Plan Services LLC

•   Lincoln National Life Insurance Company

•   Lincoln Retirement Services

•   LPL Financial Corporation

•   Marshall & Illsley Trust Company

•   Massachusetts Mutual Life Insurance Company

•   Mercer HR Services, LLC

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated

•   Mid Atlantic Capital Corporation

•   Minnesota Life Insurance Co.

•   Morgan Stanley Smith Barney

•   Morgan Keegan & Company

•   MSCS Financial Services Division of Broadridge

 Business Process Outsourcing LLC

•   National Financial Services

•   Nationwide Investment Services

•   Newport Retirement Services, Inc.

•   New York State Deferred Compensation Plan

•   NYLife Distributors LLC

•   Oppenheimer

•   Plan Administrators, Inc.

•   PNC Bank

•   Principal Life Insurance Company of America

•   Prudential Insurance Company of America

•   Prudential Retirement Insurance & Annuity Company

•   Pershing LLC

•   Raymond James & Associates

•   RBC Capital Markets

•   Reliance Trust

•   Robert W. Baird & Co., Inc.

•   Standard Insurance Company

•   Stifel Nicolaus & Co.

•   TD Ameritrade Clearing, Inc.

•   TD Ameritrade Trust Company

•   The Retirement Plan Company

•   Teachers Insurance and Annuity Association of America

•   Transamerica Advisors Life Insurance Company

•   Transamerica Life Insurance Company

•   T. Rowe Price Group, Inc.

•   UBS Financial Services, Inc.

•   Unified Trust Company, N.A.

•   Upromise Investments, Inc.

•   USAA Investment Management Co

•   Vanguard Group, Inc.

•   VALIC Retirement Services Company

•   Wells Fargo Advisors

•   Wells Fargo Bank, N.A.

•   Wells Fargo Funds Management, LLC

•   Wilmington Trust Company

•   Wilmington Trust Retirement & Institutional Services

 Company

•   Xerox HR Solutions

*	Ameriprise Financial affiliate

Statement of Additional Information – , 2013	Page 154

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Selling Agent Payments

Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments.

The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling Agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.

Marketing/Sales Support Payments

The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the Selling Agent. The Distributor and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments may enable the Selling Agents to offset credits that they may provide to their customers.

As of April 2013, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Funds to the Selling Agents or their affiliates shown below.

Recipients of Marketing Support Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

• AIG Advisor Group • Ameriprise Financial Services, Inc.* • AXA Advisors, LLC • Citigroup Global Markets Inc./Citibank • Commonwealth Financial Network • Investacorp

• J.J.B. Hilliard, W.L. Lyons, Inc.

• J.P. Morgan Chase Clearing Corp.

• Lincoln Financial Advisors Corp.

• Linsco/Private Ledger Corp.

• Merrill Lynch, Pierce, Fenner & Smith Incorporated

• Morgan Stanley Smith Barney

Statement of Additional Information – , 2013	Page 155

• Oppenheimer & Co., Inc. • Raymond James & Associates, Inc. • Raymond James Financial Services, Inc. • RBC Capital Markets • Securities America, Inc.	• Triad Advisors • UBS Financial Services Inc. • Wells Fargo Advisors • Vanguard Marketing Corp

*	Ameriprise Financial affiliate

The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, financial intermediary entertainment and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with (i) reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders and (ii) exchanges by shareholders invested in Class B shares of a Columbia Fund may exchange those shares for Class B shares of a Fund. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

CFST. CFST is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the series of CFST will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

CFSTII. CFSTII is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of CFSTII, or of any series in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a series of CFSTII is charged or held to be personally liable for any obligation or liability of the Trust, or of any series of the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, CFSTII (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that CFSTII may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of CFSTII are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

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Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law (in the case of CFSTI) or Massachusetts business trust law (in the case of CFST). Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of a Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain eligibility requirements and other conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information and Appendix S to this SAI supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.

Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

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For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in

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similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, brokerdealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources described in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. Certain of a Fund’s investments in master limited partnerships (MLPs), if any, mayqualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial

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intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income on net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding taxable year. In addition, for such taxable years, a regulated investment company generally is permitted, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding taxable year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to

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elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 if the Fund is permitted to elect and so elects) are generally treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

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Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For Funds with fiscal period ending January 31
CA Aggressive Portfolio
CA Conservative Portfolio
CA Moderate Aggressive Portfolio
CA Moderate Conservative Portfolio
CA Moderate Portfolio
Income Builder Fund
For Funds with fiscal period ending February 29
Equity Value Fund(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0		$0	$0
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

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	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	$241,740	$0	$0	$0	$0	$0	$0	$0		$241,740	$0
AR Enhanced Multi-Strategy Fund	$672,989	$0	$0	$0	$0	$0	$0	$0		$672,989	$0
AR Multi-Strategy Fund	$601,212	$0	$0	$0	$0	$0	$0	$0		$601,212	$0
AP – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0		$1,772,649	$0
Commodity Strategy Fund(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Diversified Equity Income Fund(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0		$0	$0
Dividend Opportunity Fund(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0		$29,857,336	$11,786,298
Flexible Capital Income Fund(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
High Yield Bond Fund	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0		$0	$0
Mid Cap Value Opportunity Fund(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0		$0	$0
Multi-Advisor Small Cap Value Fund	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0		$0	$0
Select Large-Cap Value Fund(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Select Smaller-Cap Value Fund(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0		$0	$0
Seligman Communications and Information Fund(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
U.S. Government Mortgage Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund(g)	$5,891,292	$0	$0	$5,891,292	$0	$0	$0	$0		$0	$0
Floating Rate Fund	$70,322,212	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0	$0		$3,872,666	$0
Global Opportunities Fund(h)	$335,366,278	$0	$0	$0	$314,158,256	$21,208,022	$0	$0		$0	$0
Income Opportunities Fund	$108,376,286	$0	$26,302,163	$82,074,123	$0	$0	$0	$0		$0	$0
Inflation Protected Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Large Core Quant Fund	$2,068,238,393	$0	$94,158,232	$1,377,004,445	$597,075,716	$0	$0	$0		$0	$0
Large Growth Quant Fund(h)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Large Value Quant Fund(h)	$59,891,132	$0	$4,420,873	$55,470,259	$0	$0	$0	$0		$0	$0
Limited Duration Credit Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Minnesota Tax-Exempt Fund(i)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Money Market Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

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	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For Funds with fiscal period ending October 31
AR Currency and Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Asia Pacific ex-Japan Fund	$44,721,458	$0	$0	$0	$0	$0	$0	$0	$0	$24,279,438	$20,442,020
Emerging Markets Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
European Equity Fund	$26,922,729	$0	$4,272,956	$18,724,480	$0	$0	$0	$0	$0	$3,925,293	$0
Global Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Equity Fund	$183,427,484	$939,646	$39,197,208	$125,704,676	$1,645,663	$13,445,692	$0	$0	$0	$1,351,530	$1,143,069
Seligman Global Technology Fund	$14,381,441	$0	$9,154,318	$5,227,123	$0	$0	$0	$0	$0	$0	$0

*	Not subject to expiration.

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. The information shown is for the fiscal period from April 1, 2011 to February 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012.

(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.

(g)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012.

(h)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012.

(i)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012.

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Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios

Some Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

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Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that

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are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

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Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

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A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

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If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However, this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).

Cost Basis Reporting

Historically, each Fund has been required to report to shareholders and the IRS only gross proceeds on sales, redemptions or exchanges of Fund shares. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Funds’ website at www.columbiamanagement.com or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds of Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from

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payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.

In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds of Funds below.

Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states).

You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund. Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest

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dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Funds of Funds

Certain Funds (each such fund, a Fund of Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their distributable income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund of Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund of Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund of Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund of Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund of Funds that has generated losses. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses of a Fund of Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund of Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund of Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund of Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the securities held by the underlying funds.

Depending on the percentage ownership of a Fund of Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund of Funds of such underlying fund may cause the Fund of Funds to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This could be the case where a Fund of Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying funds directly.

If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund of Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund of Funds meets the holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders exempt-interest dividends it receives from underlying funds. Similarly, for taxable years beginning on or before December 22, 2010, a Fund of Funds cannot pass through to its shareholders foreign taxes paid by underlying funds to enable shareholders of the Fund of Funds to claim a tax credit or deduction with respect to such taxes.

If a Fund of Funds is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in

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which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.

Further, if a Fund of Funds is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund of Funds or paid by an underlying fund in which the Fund of Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund of Funds will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund of Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.

U.S. Federal Income Tax Rates

The maximum stated U.S. federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain (in each case, not including the 3.8% Medicare contribution tax described below).

In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. The details of the implementation of the tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

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Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund of Funds invests, see Special Tax Considerations Pertaining to Funds of Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2014, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or was a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund is required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

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In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning January 1, 2014, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) are generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.

This exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs ( or, prior to January 1, 2014, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC.

Generally, a USRPHC is a domestic corporation that holds USRPIs—defined generally as any interest in U.S. real property or any equity interest in a USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.

If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, under a special “look-through” rule, amounts that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally will retain their character as such in the hands of the Fund’s foreign shareholders. On and after January 1, 2014, this special “look-through” rule will apply only to those distributions that, in turn, are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, any such amounts treated as USRPI gains generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares.

In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2014, such withholding generally is not required with respect to amounts paid in redemption of shares of a Fund if it is a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment

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companies that are domestically controlled USRPHCs. The exemption will expire for redemptions made on or after January 1, 2014, unless Congress enacts legislation providing otherwise. If no such legislation is enacted, beginning on January 1, 2014, such withholding is required without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund could be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA, as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder: (i) on or after January 1, 2014, on dividends (other than exempt-interest dividends, Capital Gain Dividends and short-term capital gain dividends, each as defined above), and (ii) on or after January 1, 2017, on Capital Gain Dividends and short-term capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such

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payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.

A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including Treasury regulations or other guidance issued thereunder, or any applicable intergovernmental agreement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Distributions

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end.

Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending January 31
CA Aggressive Portfolio
CA Conservative Portfolio
CA Moderate Aggressive Portfolio
CA Moderate Conservative Portfolio
CA Moderate Portfolio
Income Builder Fund
For Funds with fiscal period ending February 28
Equity Value Fund(a)	100.00%	100.00%
International Value Fund
For Funds with fiscal period ending April 30
Recovery and Infrastructure Fund	100.00	100.00

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Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending May 31
AR Emerging Markets Macro Fund	0%	0%
AR Enhanced Multi-Strategy Fund	31.88	35.59
AR Multi-Strategy Fund	0	0
AP – Diversified Equity Income Fund(b)	0	0
Commodity Strategy Fund(c)	0	0
Diversified Equity Income Fund(d)	96.74	100.00
Dividend Opportunity Fund(e)	70.97	85.94
Flexible Capital Income Fund(c)	40.40	42.33
High Yield Bond Fund	0	0
Mid Cap Value Opportunity Fund(d)	100.00	100.00
Multi-Advisor Small Cap Value Fund	0	0
Select Large-Cap Value Fund(f)	0	0
Select Smaller-Cap Value Fund(f)	0	0
Seligman Communications and Information Fund(f)	0	0
U.S. Government Mortgage Fund	0	0
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(g)	0	0
Global Opportunities Fund(h)	31.94	43.16
Floating Rate Fund	0.42	5.76
Income Opportunities Fund	0	0
Inflation Protected Securities Fund	0.03	0.03
Large Core Quant Fund	100.00	100.00
Large Growth Quant Fund(h)	100.00	93.00
Large Value Quant Fund(h)	99.64	98.05
Limited Duration Credit Fund	0	0
Minnesota Tax-Exempt Fund(i)	0	0
Money Market Fund	0	0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	100.00	100.00
For Funds with fiscal period ending October 31
AR Currency and Income Fund	0	0
Asia Pacific ex-Japan Fund	0	63.12
Emerging Markets Bond Fund	0	0
European Equity Fund	0.16	96.35
Global Bond Fund	0	0
Global Equity Fund	85.88	100
Seligman Global Technology Fund	0	0

(a)	The Fund changed its fiscal year end in 2012 from March 31 to February 29. The information shown is for the period from April 1, 2011 to February 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2012 to May 31, 2012.

(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.

(g)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012.

Statement of Additional Information – , 2013	Page 182

(h)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012.

(i)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012.

The Subsidiary

Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a CFC. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Statement of Additional Information – , 2013	Page 183

Valuing Fund Shares

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market Fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – , 2013	Page 184

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Statement of Additional Information – , 2013	Page 185

Control Persons and Principal Holders of Securities

Management Ownership

As of [        ], the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:

Fund	Class	Percentage of Class Beneficially Owned
Xyz Fund	Class X	X.XX%

Principal Shareholders and Control Persons

The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares or 25% or more of a Fund’s outstanding shares. A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about control persons is provided following the tables.

Funds with Fiscal Year Ending February 28:

Except as otherwise indicated, the information below is as of [    ].

Principal Holders

Fund	Share Class	Name and Address	Percentage of Share Class

Control Persons

Fund	Name and Address	Percentage of Fund

Statement of Additional Information – , 2013	Page 186

The information provided below is as of a date within 30 days prior to the effective date of the last registration statement filing of the applicable Fund.

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Equity Value Fund	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Recovery	Columbia Management	Class I	100.00%	—
and Infrastructure Fund		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – , 2013	Page 187

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
AR	Columbia Management	Class B	100.00%	69.53%	(a)
Emerging Markets Macro Fund		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Capital Allocation Aggressive Portfolio	Class I	14.47%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.41%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Absolute Return Enhanced Multi-Strategy Fund	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.03%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – , 2013	Page 188

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
AR Multi-Strategy Fund	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	26.74%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.58%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
AP — Diversifed Equity Income Fund	American Enterprise Investment SVC	Class A	100%	100%
Commodity Strategy Fund	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – , 2013	Page 189

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Diversified Equity Income Fund	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – , 2013	Page 190

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Dividend Opportunity Fund	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Flexible Capital Fund	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	7.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – , 2013	Page 191

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
High Yield Bond Fund	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – , 2013	Page 192

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Mid Cap Value Opportunity Fund	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	22.00%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – , 2013	Page 193

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Multi-Advisor Small Cap Value Fund	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – , 2013	Page 194

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Select Large-Cap Value Fund	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	29.80%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.76%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Select Smaller-Cap Value Fund	Columbia Capital Allocation Moderate Portfolio	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – , 2013	Page 195

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Seligman	Columbia Management	Class I	100.00%	—
Communications and Information Fund		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – , 2013	Page 196

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
U.S. Government Mortgage Fund	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	9.77%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Fund	American Enterprise Investment SVC	Class A	9.74%	—
		Class B	16.01%
		Class C	30.77%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.68%	—
	LPL Financial	Class Z	25.36%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	15.20%	—
	First Clearing LLC	Class Z	6.26%	—

Statement of Additional Information – , 2013	Page 197

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Floating Rate Fund	Columbia Management	Class K	9.08%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	99.99%	—
	American Enterprise Investment SVC	Class A	42.21%	31.22%
		Class B	31.14%
		Class C	29.51%
	Charles Schwab	Class A	5.45%	—
		Class K	47.06%
		Class Z	9.63%
	MLP Fenner & Smith Inc.	Class C	10.02%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class R	21.04%	—
		Class Z	7.82%
	UBS WM USA , Weehawkin, NJ	Class C	7.19%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	6.12%	—
		Class Z	21.31%	—
	First Clearing LLC	Class C	5.42%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class K	43.86%	—
	Frontier Trust Co. FBO Clear View Architectural Metal, Fargo, ND	Class R	45.37%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	29.29%	—
	Corepointe Insurance Company, Birmingham, MI	Class Z	30.91%	—
	Mitra & Co. FBO NG, Milwaukee, WI	Class Z	11.21%	—
Global Opportunities Fund	Columbia Management	Class R	100.00%	—
	American Enterprise Investment SVC	Class A	17.16%	—
		Class B	31.97%
		Class C	43.98%
	First Clearing LLC, St. Louis, MO	Class K	11.52%	—
		Class Z	22.49%
	Charles Schwab	Class K	88.48%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	22.26%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	20.68%	—
	Pershing LLC	Class Z	11.10%	—
	State Street Bk & Tr IRA William T. Gerlesits, Wheaton, IL	Class Z	8.43%	—

Statement of Additional Information – , 2013	Page 198

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Income Opportunities Fund	Columbia Capital Allocation Aggressive Portfolio	Class I	5.51%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	19.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.24%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.09%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	9.87%	—
	Columbia Thermostat Fund	Class I	36.15%	—
	American Enterprise Investment SVC	Class A	51.49%	—
		Class B	24.18%
		Class C	32.46%
		Class W	99.98%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	5.05%	—
		Class C	7.07%
	MLP Fenner & Smith Inc.	Class A	5.06%	—
		Class B	20.14%
		Class C	12.40%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Y	99.98%	31.97%
		Class Z	69.94%
	First Clearing LLC	Class B	6.05%	—
		Class C	6.05%
	UBS WM USA , Weehawkin, NJ	Class C	5.36%	—
	FIIOC FBO Buffet Partners LP Employees	Class R	37.35%	—
	FIIOC FBO Hagelin & Company Inc. 401K Plan,	Class R	19.51%	—
	SMC Consulting Engineers P C TTEE	Class R	22.57%	—
	Frontier Trust Co. FBO Sheedy Drayage Co. 401K, Fargo, ND	Class R	8.43%	—
	Orchard Trust Company Trst FBO, Greenwood Village, CO	Class K	86.54%	—
	Charles Schwab	Class K	12.93%	—

Statement of Additional Information – , 2013	Page 199

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Inflation	Columbia Income Builder Fund	Class I	29.73%	—
Protected Securities Fund	Columbia Capital Allocation Conservative Portfolio	Class I	18.93%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	25.44%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.87%	—
	American Enterprise Investment SVC	Class A	34.66%	33.09%
		Class B	25.02%
		Class C	25.47%
		Class W	99.99%
	MLP Fenner & Smith Inc.	Class C	26.79%	—
		Class R	79.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	30.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	10.85%	—
	MG Trust Company FBO First Choice Automotive,	Class K	36.45%	—
	Denver, CO
	MG Trust Company FBO Law Offices of Rosemarie	Class K	30.41%	—
	Arnold, Denver, CO
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	13.86%	—
	MG Trust Company FBO Diamond Carpets Inc.,	Class K	11.36%	—
	Denver, CO
	State Street Bk & Tr IRA Joanne M. Lohne, Baltimore, OH	Class Z	14.58%	—
	State Street Bk & Tr IRA R.M. Nippell, Pasadena, CA	Class Z	5.40%	—
	LPL Financial	Class Z	11.58%	—
	First Clearing LLC	Class Z	5.05%	—

Statement of Additional Information – , 2013	Page 200

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Large Core Quant Fund	Columbia Capital Allocation Aggressive Portfolio	Class I	10.14%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	22.24%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	19.15%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.35%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	29.11%	—
	Columbia LifeGoal Growth Portfolio	Class I	5.52%	—
	American Enterprise Investment SVC	Class C	8.81%	—
		Class W	99.99%
	Frontier Trust Co. FBO Hospice Advantage 401K, Fargo, ND	Class R	9.81%	—
	Frontier Trust Co. FBO EFK Moen 401K, Fargo, ND	Class R	9.14%	—
	Frontier Trust Co. FBO Financial Network Audit, LLC 401K, Fargo, ND	Class R	7.31%	—
	Frontier Trust Co. FBO Macarthur Obgyn Management LLC 401K, Fargo, ND	Class R	6.97%	—
	MLP Fenner & Smith	Class C	5.61%	—
		Class R	35.42%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	37.18%
	Wells Fargo Bank	Class K	94.36%	—
		Class R5	99.79%	—
	First Clearing LLC, St. Louis, MO	Class Z	31.57%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	19.69%	—
Columbia Large Growth Quant Fund	Columbia Management	Class R	100.00%	28.92%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	8.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	23.55%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.13%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.19%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.02%	—
	Columbia LifeGoal Growth Portfolio	Class I	21.50%	—
	American Enterprise Investment SVC	Class A	75.93%	55.27%
		Class B	8.82%
		Class C	10.67%
		Class W	99.99%
	MLP Fenner & Smith	Class C	35.52%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class A	10.91%	—
	Raymond James FBO Omnibus, St. Petersburg, FL	Class C	6.39%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.18%	—
	UMB Bank NA Cust FBO Planmember, Carpinteria, CA	Class Z	16.75%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	7.97%	—
	State Street Bk & Tr Rollover IRA Paul Schacht,	Class Z	7.48%	—
	Palm Bch Gdns, FL

Statement of Additional Information – , 2013	Page 201

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Large Value	Columbia Management	Class K	100.00%	—
Quant Fund		Class R	100.00%
	Columbia Income Builder Fund	Class I	62.30%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	32.62%	—
	American Enterprise Investment SVC	Class A	19.48%	—
		Class B	19.76%
		Class C	8.06%
		Class W	99.99%
	MLP Fenner & Smith	Class A	9.90%	—
		Class C	19.83%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class B	14.00%	—
		Class T	15.01%
		Class Z	90.47%
	Pershing LLC	Class A	5.95%	—
		Class C	5.47%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	14.72%	—
	First Clearing LLC	Class B	9.03%	—
		Class C	5.40%
	Charles Schwab	Class B	5.23%	—
	UBS WM USA	Class C	20.03%	—
Limited Duration Credit Fund	Columbia Capital Allocation Conservative Portfolio	Class I	15.86%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	21.25%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.88%	—
	Columbia Income Builder Fund	Class I	20.81%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	15.03%	—
	American Enterprise Investment SVC	Class A	58.96%	41.39%
		Class B	24.65%
		Class C	43.95%
		Class W	99.98%
	MLP Fenner & Smith	Class C	7.32%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	21.54%	—
	UBS WM USA , Weehawkin, NJ	Class C	5.66%	—
	First Clearing LLC, St. Louis, MO	Class C	6.87%	—
		Class Z	7.64%
	Charles Schwab	Class K	99.37%	—
	National Financial Services LLC FEBO Customers	Class Z	24.92%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	18.10%	—
	LPL Financial, San Diego, CA	Class Z	6.05%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	5.12%	—
Minnesota Tax-Exempt Fund	American Enterprise Investment SVC	Class A	16.49%	—
		Class B	24.46%
		Class C	42.33%
	First Clearing LLC, St. Louis, MO	Class Z	43.58%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	14.32%	—
	LPL Financial, San Diego, CA	Class Z	12.77%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	10.87%	—
	Pershing LLC	Class Z	8.79%	—

Statement of Additional Information – , 2013	Page 202

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Money Market Fund	Columbia Income Builder Fund	Class I	98.03%	—
	American Enterprise Investment SVC	Class C	11.81%	—
		Class W	99.77%
	First Clearing LLC, St. Louis, MO	Class C	11.09%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	5.27%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	80.97%	—
	MG Trust Company FBO Parrish $ Gwinn Insurance Group, Denver, CO	Class R	15.43%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	48.25%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	32.40%	—
	Thomas Crandall FBO National Frost Inc. 401K,	Class R5	5.54%	—
	E. Rochester, NY
	Bank of America NA FBO CGSC Capital Inc.,	Class Z	25.96%	—
	Wells Fargo Bank	Class Z	21.99%	—
	JPMCB NA as Custodian for the SC529 Plan Columbia Legacy Capital, Dallas, TX	Class Z	8.48%	—
	JPMCB NA as Custodian for the SC529 Plan FS Legacy Capital Preservation, Dallas, TX	Class Z	5.28%	—
Funds with fiscal period ending August 31
Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital Fund		Class R5	100.00%
	American Enterprise Investment SVC	Class A	81.12%
		Class C	46.91%	—
	UBS WM USA, Weehawken, NJ	Class C	11.68%	—
	Raymond James	Class C	11.45%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class C	8.23%	—
	Enviroservices & Training Center TTE, Greenwood Vlg, CO	Class R	60.20%	—
	Frontier Trust Company FBO, Fargo, ND	Class R	38.52%	—
	Charles Schwab	Class Z	67.93%	—
	LPL Financial, San Diego, CA	Class Z	22.25%	—

Statement of Additional Information – , 2013	Page 203

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending October 31
AR Currency and Income Fund	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	41.65%	46.52%	(a)
	Columbia Capital Allocation Moderate Conservative Portfolio	Class I	6.29%	—
	Columbia Income Builder Fund	Class I	46.61%	—
	American Enterprise Investment SVC	Class A	49.70%	26.57%
		Class B	25.15%
		Class C	32.48%
		Class W	99.96%
	American Enterprise Investment SVCS	Class B	14.83%	—
	MLP Fenner & Smith	Class C	21.04%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	51.11%	—
	Morgan Stanley Smith Barney	Class C	10.84%	—
		Class Z	15.24%
	First Clearing	Class C	7.94%	—
	National Financial Services LLC, New York, NY	Class C	5.56%	—
		Class Z	24.04%
Asia Pacific ex-Japan Fund	Columbia Management	Class I	100.00%	—
		Class Z	26.06%
	American Enterprise Investment SVC	Class A	25.94%	—
	LPL Financial	Class A	64.05%	—
	Christopher A. & Wendy E. Thompson, San Jose, CA	Class C	18.89%	—
	Alan J. & Marilyn K. Pinnick, Indianapolis, IN	Class C	17.71%	—
	State Street Bank & Trust, IRA Kevin J. Puzio, Indianapolis, IN	Class C	15.01%	—
	Robert J. & Gale R. Hummel, Noblesville, IN	Class C	13.37%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki, San Carlos, CA	Class C	8.74%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran, Union City, CA	Class C	7.87%	—
	State Street Bank & Trust, Rika Inada, Sunnyvale, CA	Class C	5.34%	—
	Westmeyer Dental Inc. TTEE FBO 401K, Greenwood Vlg, CO	Class R	36.45%	—
	MG Trust Company FBO Superior Construction Co. Inc., Denver, CO	Class R	31.65%	—
	Capital Bank & Trust Co. FBO Everett Gaskins Hancock LLP 401K, Greenwood Vlg, CO	Class R	16.94%	—
	Frontier Trust Company FBO Bone Dry Roofing 401K Plan, Fargo, ND	Class R	5.93%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	32.93%	—
	State Street Bank & Trust, IRA Patricia M. Daly, Church Falls, VA	Class Z	19.67%	—
	Leyland A. Noble, Danbury, CT	Class Z	11.96%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	7.70%	—

Statement of Additional Information – , 2013	Page 204

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Emerging Markets	Columbia Management	Class K	16.93%	—
Bond Fund		Class Y	100.00%
	Columbia Income Builder Fund	Class I	28.34%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.20%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	12.62%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	10.58%	—
	Columbia Portfolio Builder Moderate Agressive Fund	Class I	7.01%	—
	American Enterprise Investment SVC	Class A	39.73%	25.02%
		Class B	28.79%
		Class C	9.89%
		Class W	99.98%
	Pershing LLC	Class A	11.92%	—
		Class C	5.75%
		Class Z	5.87%
	UBS WM USA	Class A	6.65%	—
		Class C	7.37%
	MLP Fenner & Smith	Class C	17.68%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class R	75.12%	—
		Class Z	9.70%
	First Clearing LLC	Class C	13.63%	—
		Class K	10.46%
		Class Z	7.92%
	Raymond James	Class C	7.56%	—
		Class Z	5.10%
	Morgan Stanley Smith Barney	Class C	17.26%	—
		Class Z	8.25%
	Charles Schwab	Class K	56.86%	—
		Class R5	97.53%
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	15.75%	—
	Safety National Casualty Corp., St. Louis, MO	Class Z	19.01%	—
	National Financial Services LLC, New York, NY	Class Z	12.02%	—
	LPL Financial	Class Z	5.98%	—

Statement of Additional Information – , 2013	Page 205

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
European Equity Fund	Columbia Management	Class K	23.17%	62.52%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Portfolio	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	27.72%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.46%	—
	Columbia Masters Intenational Equity Portfolio	Class I	11.82%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	JPMCB NA Cust for SC 529 Plan Columbia Growth 529 Portfolio, Dallas, TX	Class Z	25.77%	—
	JPMCB NA Cust for SC 529 Plan Columbia Aggressive Growth 529 Portfolio, Dallas, TX	Class Z	24.31%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate Growth 529 Portfolio, Dallas, TX	Class Z	23.98%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate 529 Portfolio, Dallas, TX	Class Z	18.63%	—
	American Enterprise Investment SVC	Class A	21.19%	—
		Class B	21.19%
		Class C	18.21%
	Charles Schwab	Class A	5.09%	—
		Class K	12.49%
	MLP Fenner & Smith	Class C	36.19%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	64.34%	—
Global Bond Fund	Columbia Management	Class I	100.00%	—
		Class R	99.98%
		Class Y	100.00%
	American Enterprise Investment SVC	Class A	25.09%	34.28%
		Class B	28.89%
		Class C	28.12%
		Class W	99.98%
	Charles Schwab	Class K	27.44%	—
	First Clearing LLC	Class C	5.95%	—
		Class K	29.50%
		Class Z	12.32%
	Micheal Gallina FBO Manns Jewelers Inc. 401K	Class K	18.48%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	16.68%	—
	Pershing LLC	Class Z	52.99%	—
	National Financial Services LLC, New York, NY	Class Z	13.55%	—
	Morgan Stanley Smith Barney	Class Z	10.61%	—

Statement of Additional Information – , 2013	Page 206

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Global Equity Fund	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	American Enterprise Investment SVC	Class A	12.86%	—
		Class B	19.19%
		Class C	9.01%
	MLP Fenner & Smith	Class C	17.25%	—
		Class R	33.00%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	28.46%	—
	First Clearing LLC	Class C	8.92%	—
		Class Z	6.79%
	UBS WM USA	Class C	6.18%	—
	Morgan Stanley Smith Barney	Class C	5.48%	—
		Class Z	12.31%
	Wells Fargo Bank FBO	Class K	98.86%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	24.27%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	17.59%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K	Class R	15.79%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.23%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology	Class Z	26.03%	—
	Pershing LLC	Class Z	5.45%	—
Seligman Global	Columbia Management	Class I	100.00%	—
Technology Fund		Class R4	100.00%
		Class R5	14.73%
	American Enterprise Investment SVC	Class A	12.62%	—
		Class B	9.56%
	MLP Fenner & Smith	Class A	7.30%	—
		Class C	18.78%
		Class R	14.88%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	59.89%	—
	First Clearing LLC	Class C	7.77%
		Class Z	7.82%
	UBS WM USA	Class C	7.32%	—
	Raymond James, St. Petersburg, FL	Class C	6.93%	—
	Pershing LLC	Class C	6.39%	—
	Morgan Stanley Smith Barney	Class C	9.30%	—
		Class Z	21.45%
	TD Ameritrade Trust Company, Denver, CO	Class R	5.13%	—
	Charles Schwab	Class K	74.37%	—
	Frontier Trust Company FBO Chalet Dental Care 401K, Fargo, ND	Class K	15.68%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	50.44%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	54.24%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	31.03%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

Statement of Additional Information – , 2013	Page 207

American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.

Bank of America, N.A., a national banking association organized under the laws of the United States, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, are subsidiaries of Bank of America Corporation.

Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

The Investment Manager, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of a Fund.

[ADD JURISDICTION AND PARENT COMPANY OF ANY CONTROL PERSON]

Statement of Additional Information – , 2013	Page 208

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – , 2013	Page 209

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the Funds invest in U.S. government obligations, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Statement of Additional Information – , 2013	A-1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Statement of Additional Information – , 2013	A-2

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Statement of Additional Information – , 2013	A-3

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Statement of Additional Information – , 2013	A-4

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – , 2013	A-5

Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of Funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the Funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – , 2013	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Statement of Additional Information – , 2013	C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.
Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Statement of Additional Information – , 2013	C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Statement of Additional Information – , 2013	C-3

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Statement of Additional Information – , 2013	C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Statement of Additional Information – , 2013	C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Statement of Additional Information – , 2013	C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Statement of Additional Information – , 2013	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Statement of Additional Information – , 2013	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – , 2013	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – , 2013	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – , 2013	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – , 2013	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – , 2013	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Capital Allocation Moderate Aggressive Portfolio (formerly known as Columbia LifeGoal® Balanced Growth Portfolio)

Columbia Capital Allocation Moderate Conservative Portfolio (formerly known as Columbia LifeGoal® Income and Growth Portfolio)

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Dividend Opportunity Fund (formerly known as Columbia Strategic Investor Fund)

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – , 2013	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Capital Allocation Aggressive Portfolio (formerly known as Columbia Portfolio Builder Aggressive Fund and as RiverSource Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly known as Columbia Portfolio Builder Conservative Fund and as RiverSource Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly known as Columbia Portfolio Builder Moderate Fund and as RiverSource Portfolio Builder Moderate Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Opportunities Fund (formerly known as Columbia Strategic Allocation Fund and as RiverSource Strategic Allocation Fund)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – , 2013	F-1

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class K, Class R, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts;

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010; and

•

Direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares. (Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for letter of intent purposes.)

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

Statement of Additional Information – , 2013	S-1

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•

Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In the Distributor’s discretion, on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a fund for Class A shares of the fund.

The following categories of investors may buy Class A shares of Legacy RiverSource Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•

Participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the Distributor, after December 31, 2009.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the

Statement of Additional Information – , 2013	S-2

Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for purposes of calculating the CDSC on Class B shares of Legacy RiverSource Funds purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made.

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Shareholders won’t pay a CDSC on redemption of Class B or Class F shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B or Class F shares purchased prior to September 7, 2010:

•	Shares redeemed by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•	Shares redeemed for medical payments that exceed 7.5% of income.*

•	Shares redeemed to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

Redemptions of shares pursuant to a Systematic Withdrawal Plan (SWP) established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Statement of Additional Information – , 2013	S-3

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	Shares redeemed in connection with loans from qualified retirement plans to shareholders.*

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Below are additional categories of CDSC waivers for Class B and Class F shares of Legacy Columbia Funds purchased prior to September 7, 2010:

•

Shares redeemed in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of 59½.**

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B shares of Legacy RiverSource Funds:

•

Redemptions of Class B shares of Legacy RiverSource Funds held in investment-only accounts (i.e., accounts for which Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•

Redemptions of Class B shares of Legacy RiverSource Funds held in individual retirement accounts or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is (i) at least 59½ years old and taking a retirement distribution (if the sale is part of a transfer to an individual retirement account or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived* or (ii) selling under an approved substantially equal periodic payment arrangement.

•

Class B shares of Legacy RiverSource Funds held in individual retirement accounts and certain qualified plans where an Ameriprise Financial affiliate acts as selling agent that were purchased prior to September 7, 2010 and sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the IRS). The Distributor, in its discretion, may grant a waiver to accounts held directly with the Transfer Agent or held at other selling agents under similar circumstances. **

*	You must notify the Fund or the Transfer Agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the Transfer Agent.

**	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any

Statement of Additional Information – , 2013	S-4

employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

As described in the prospectuses offering Class Z shares, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class A Shares of Active Portfolio Funds

The Active Portfolio Funds offer only Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. Class A shares of Active Portfolio Funds are not subject to any front-end sales charge or contingent deferred sales charge.

Statement of Additional Information – , 2013	S-5

Additional Information About Class R Eligibility

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the transfer agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Information About Class R4 Eligibility

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts.

Additional Information About Class Z Closing

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with a Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. The distributor may, in its sole discretion, delay the funding requirement described above to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with a Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

New Minimum Initial Investment Amount for Class R5

A minimum initial investment of $100,000 applies to purchases of Class R5 shares of a Fund for accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements. There is no minimum initial investment in Class R5 shares for omnibus retirement plans.

Additional Eligible Investors

The Distributor, in its sole discretion, may accept investments in any share class of a Fund from investors other than those listed above and the Fund’s prospectus(es).

Additional Information About Minimum Initial Investments

The distributor, in its sole discretion, may also waive minimum initial investment requirements, including without limitation the requirement for omnibus retirement plans with plan assets of less than $10 million to invest $500,000 or more in Class Y shares of a Fund. Minimum investment and related requirements may be modified at any time, with or without prior notice.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Statement of Additional Information – , 2013	S-6

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

S-6500 DU (6/13)

Statement of Additional Information – , 2013	S-7

COLUMBIA FUNDS SERIES TRUST

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645), unless otherwise noted.

(a)(1)	Certificate of Trust dated October 22, 1999 is incorporated by reference to Post-Effective Amendment (“PEA”) No. 1 to the Registration Statement filed on February 10, 2000.

(a)(2)	Certificate of Amendment of Certificate of Trust dated September 21, 2005 is incorporated by reference to PEA No. 41 to the Registration Statement filed on November 21, 2005.

(a)(3)	Second Amended and Restated Declaration of Trust dated March 2, 2011, is incorporated by reference to PEA 90 to the Registration Statement filed on March 30, 2011.

(b)	Not Applicable.

(c)	Articles III and VII of Registrant’s Second Amended and Restated Declaration of Trust dated March 2, 2011 define the rights of holders of securities being registered.

(d)(1)	Investment Management Services Agreement between Columbia Management Investment Advisers, LLC (“CMIA”) and the Registrant, dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(d)(1)(i)	Amendment No. 1 to Investment Management Services Agreement between CMIA and the Registrant, dated February 28, 2011, is incorporated by reference to PEA No. 93 to the Registration Statement filed on May 27, 2011.

(d)(1)(ii)	Amendment No. 2 to Investment Management Services Agreement between CMIA and the Registrant, dated January 23, 2013 is incorporated by reference to PEA No. 113 to the Registration Statement filed on February 28, 2013.

(d)(2)	Investment Sub-Advisory Agreement among CMIA, Brandes Investment Partners, L.P. (“Brandes”) and the Registrant, dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(d)(3)	Investment Sub-Advisory Agreement among CMIA, Marsico Capital Management, LLC (“Marsico”) and the Registrant, dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(d)(3)(i)	Amendment No. 1 to the Investment Sub-Advisory Agreement among CMIA, Marsico and the Registrant, dated January 23, 2013, is filed herewith.

(d)(3)(ii)	Amendment No. 2 to the Investment Sub-Advisory Agreement among CMIA, Marsico and the Registrant, dated January 23, 2013, is filed herewith.

(d)(4)	Amended and Restated Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as CMIA, and Threadneedle International Limited (“Threadneedle”), filed electronically on or about October 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(4)(i)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between CMIA and Threadneedle, filed electronically on or about December 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(4)(ii)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between CMIA and Threadneedle, filed electronically on or about April 29, 2011, as Exhibit (d)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(e)	Distribution Agreement with Columbia Management Investment Distributors, Inc. (“CMID”), the Registrant and Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, dated September 7, 2010, is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(f)	Form of Deferred Compensation Plan incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(g)(1)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”) dated June 13, 2005, with Appendix A dated May 5, 2008, is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(g)(2)	Amendment No. 1 to the Master Custodian Agreement between the Registrant and State Street dated June 1, 2006 is incorporated by reference to PEA No. 45 to the Registration Statement filed on June 14, 2006.

(g)(3)	Second Amended and Restated Master Global Custody Agreement between each of the funds listed on Schedule A thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), is incorporated by reference to PEA No. 93 to the Registration Statement filed on May 27, 2011.

(h)(1)	Administrative Services Agreement between the Registrant and CMIA, dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(h)(1)(i)	Amendment No. 1 to Administrative Services Agreement between CMIA and the Registrant, dated February 28, 2011 is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(h)(1)(ii)	Amendment No. 2 to Administrative Services Agreement between CMIA and the Registrant, dated January 23, 2013 is incorporated by reference to PEA No. 113 to the Registration Statement filed on February 28, 2013.

(h)(2)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement among Columbia Management Investment Services Corp. (“CMIS”), the Registrant and Columbia Funds Master Investment Trust, LLC, dated April 27, 2011, is incorporated by reference to PEA No. 98 to the Registration Statement filed on July 29, 2011.

(h)(2)(i)	Restated Schedule A and Schedule B as of November 1, 2012 to Amended and Restated Transfer and Dividend Disbursing Agent Agreement by and between the Registrant and Columbia Management Investment Services Corp, is incorporated by reference to PEA No. 111 to the Registration Statement filed on November 7, 2012.

(h)(3)	Amended and Restated Plan Administration Services Agreement among CMIS, the Registrant and Columbia Funds Series Trust I, dated as of September 7, 2010, amended and restated November 1, 2012, relating to Class K shares (formerly known as Class R4 shares), is incorporated by reference to PEA No. 111 to the Registration Statement filed on November 7, 2012.

(h)(4)	Cross Indemnification Agreement between Columbia Funds Master Investment Trust, LLC and the Registrant, dated September 26, 2005, is incorporated by reference to PEA No. 45 to the Registration Statement filed on June 14, 2006.

(h)(5)	Amended and Restated Fee Waiver and Expense Cap Agreement between CMIA, CMID, CMIS and the Registrant, dated May 2, 2011 is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(h)(6)	Financial Reporting Services Agreement among the Registrant, the other parties listed on Schedule A, Columbia Management Advisors, LLC (“CMA”) and State Street dated December 15, 2006, with Schedule A dated May 5, 2008, is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(h)(6)(i)	Amendment to Financial Reporting Services dated April 30, 2010 with Schedule A dated May 1, 2010 is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(h)(7)	Accounting Services Agreement among the Registrant, the other parties listed on Schedule A, CMA and State Street dated December 15, 2006 is incorporated by reference to PEA No. 67 to the Registration Statement filed on June 27, 2008.

(h)(7)(i)	Amendment to Accounting Services Agreement dated April 30, 2010, with Schedule A dated May 1, 2010, is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(h)(8)	Committed Line of Credit Agreement among the Registrant, the other parties listed on Schedule 2, the lending institutions listed on the signature pages and State Street dated October 19, 2006 is incorporated by reference to PEA No. 55 to the Registration Statement filed on December 14, 2007.

(h)(8)(i)	Amendment Agreement No. 1 and Instrument of Adherence dated October 18, 2007 is incorporated by reference to PEA No. 55 to the Registration Statement filed on December 14, 2007.

(h)(8)(ii)	Amendment Agreement No. 2 dated as of February 28, 2008 is incorporated by reference to PEA No. 63 filed on March 28, 2008.

(h)(8)(iii)	Amendment Agreement No. 3 dated as of March 31, 2008 is incorporated by reference to PEA No. 64 to the Registration Statement filed on April 28, 2008.

(h)(8)(iv)	Amendment Agreement No. 4 dated October 16, 2008 is incorporated by reference to PEA No. 70 to the Registration Statement filed on or about December 23, 2008.

(h)(8)(v)	Amendment No. 5 to Committed Credit Agreement dated June 1, 2009 is incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(h)(8)(vi)	Amendment No. 6 to Committed Credit Agreement dated October 15, 2009 is incorporated by reference to PEA No. 7 to the Registration Statement of Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, File Nos. 333-132211 and 811-21862, filed February 26, 2010.

(h)(8)(vii)	Amendment Agreement No. 7 to Committed Credit Agreement, dated as of October 14, 2010, by and among the Registrant, Columbia Funds Series Trust I, Columbia Funds Master Investment Trust, LLC, Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust II, now known as Columbia Funds Series Trust A, Columbia Funds Variable Insurance Trust I, each on behalf of its respective series listed on Schedule 2 attached thereto and State Street, individually, as operations agent and as administrative agent, is incorporated by reference to PEA 90 to the Registration Statement filed on March 30, 2011.

(i)	Opinion of Goodwin Procter LLP with respect to Columbia International Value Fund, to be filed by amendment.

(j)	Consent of independent registered public accounting firm, to be filed by amendment.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)(i)	Shareholder Servicing and Distribution Plan for Registrant’s Class A Shares, with Exhibit I dated April 30, 2008, is incorporated by reference to PEA No. 68 to the Registration Statement filed on July 29, 2008.

(m)(1)(ii)	Restated Exhibit I to Shareholder Servicing and Distribution Plan for Registrant’s Class A Shares, effective April 30, 2013 is filed herewith.

(m)(2)(i)	Distribution Plan for certain Fund share classes of the Registrant is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(m)(2)(ii)	Restated Exhibit I to Distribution Plan effective April 30, 2013 is filed herewith.

(m)(3)(i)	Shareholder Servicing Plan for certain Fund share classes of Registrant is incorporated by reference to PEA No. 88 to the Registration Statement filed on September 27, 2010.

(m)(3)(ii)	Restated Exhibit I to Shareholder Servicing Plan effective April 30, 2013 is filed herewith.

(m)(4)(i)	Shareholder Servicing Plan Implementation Agreement between Registrant and CMID is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

(m)(4)(ii)	Restated Schedule I to Shareholder Servicing Plan Implementation Agreement, dated March 14, 2012 is incorporated by reference to PEA No. 102 to the Registration Statement filed on March 28, 2012.

(m)(5)	Shareholder Servicing Plan for Registrant’s Class T shares is incorporated by reference to PEA No. 89 to the Registration Statement filed on December 8, 2010.

(m)(6)	Shareholder Servicing Plan Implementation Agreement for Registrant’s Class T shares between the Registrant and CMID is incorporated by reference to PEA No. 89 to the Registration Statement filed on December 8, 2010.

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan, dated April 30, 2013 is filed herewith.

(p)(1)	Columbia Funds Family Code of Ethics is incorporated by reference to PEA No. 92 to the Registration Statement filed on April 28, 2011.

(p)(2)	CMIA and CMID Code of Ethics, effective July 1, 2012 is filed herewith.

(p)(3)	Marsico Code of Ethics, effective December 6, 2011, is incorporated by reference to Post-effective Amendment No.103 to the Registration Statement filed on May 30, 2012.

(p)(4)	Threadneedle Code of Ethics, filed electronically on or about April 29, 2011, as Exhibit (p)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Brandes Code of Ethics is incorporated by reference to PEA No. 94 to the Registration Statement filed on June 28, 2011.

(q)(1)	Powers of Attorney for Kathleen A. Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hillard, Stephen R. Lewis, Jr., Catherine James Paglia, Leroy C. Richie, Anthony M. Santomero, Minor M. Shaw, Alison Taunton-Rigby and William F. Truscott dated April 17, 2013 is filed herewith.

(q)(2)	Power of Attorney for J. Kevin Connaughton dated May 1, 2010 is incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Article VII of the Registrant’s Second Amended and Restated Declaration of Trust provides that the Registrant shall indemnify any person who was or is a party, or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, under specified circumstances, all as more fully set forth in the Second Amended and Restated Declaration of Trust filed as an exhibit to this registration statement. This indemnification provision is not exclusive.

Section 17(h) of the Investment Company Act of 1940, as amended (“1940 Act”), provides that any instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of the Registrant against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, the indemnification provisions described in the preceding paragraph (the “Indemnification Provisions”) shall not protect any person against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Indemnification Provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant has entered into an Indemnification Agreement with each trustee who is not an interested person of Columbia Management Investment Advisers, LLC, pursuant to which the Registrant shall indemnify the trustees under specified circumstances, all as more fully set forth in the form of Indemnification Agreement filed as an exhibit to this registration statement.

The Registrant may purchase liability insurance for itself and its trustees and officers to the fullest extent permitted by applicable law. The Registrant’s investment adviser, Columbia Management Investment Advisers, LLC, maintains investment advisory professional liability insurance to insure it against loss arising out of any effort, omission, or breach of any duty owed to the Registrant or any series of the Registrant by Columbia Management Investment Advisers, LLC.

The Registrant’s contracts with service providers, including the transfer agency agreement and distribution agreement, may also include indemnification provisions for the benefit of the Registrant and its trustees or for the benefit of the service provider and its affiliates.

The Registrant has entered into a Cross Indemnification Agreement, dated September 26, 2005, with Columbia Funds Master Investment Trust, LLC pursuant to which each party indemnifies the other party for certain losses, under specified circumstances, all as more fully set forth in the Cross Indemnification Agreement filed as an exhibit to this registration statement.

ITEM 31.	Business and Other Connections of the Investment Advisor

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (the Investment Manager), the Registrant’s investment adviser, or Brandes Investment Partners, L.P. (Brandes), Marsico Capital Management, LLC (Marsico) or Threadneedle International Limited (Threadneedle), the subadvisers to certain of the Registrant’s portfolios, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a) The Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. performs investment advisory services for the Registrant and certain other clients. Information regarding the business of the Investment Manager and certain of its officers is set forth in the Prospectuses and Statements of Additional Information of the Registrant’s portfolios and is incorporated herein by reference. Information about the business of the Investment Manager and the directors and principal executive officers of the Investment Manager is also included in the Form ADV filed by the Investment Manager (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with the Investment Manager, certain directors and officers of the Investment Manager also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers of the Investment Manager held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b) Brandes performs investment management services for the Registrant and certain other clients. Information regarding the business of Brandes and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Brandes and is incorporated herein by reference. Information about the business of Brandes and the directors and principal executive officers of Brandes is also included in the Form ADV filed by Brandes with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-24986), which is incorporated herein by reference.

(c) Marsico performs investment management services for the Registrant and certain other clients. Information regarding the business of Marsico and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Marsico and is incorporated herein by reference. Information about the business of Marsico and the directors and principal executive officers of Marsico is also included in the Form ADV filed by Marsico with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-54914), which is incorporated herein by reference.

(d) Threadneedle performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle and certain of its officers is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s portfolio(s) subadvised by Threadneedle and is incorporated herein by reference. Information about the business of Threadneedle and the directors and principal executive officers of Threadneedle is also included in the Form ADV filed by Threadneedle with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

ITEM 32.	Principal Underwriters

(a) Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b) As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. “Ted” Truscott	Director (Chairman); Chief Executive Officer	Trustee and Senior Vice President

Amy Unckless	Director; President and Chief Administrative Officer	None

Jeffrey F. Peters	Director; Senior Vice President	None

Christopher Thompson	Director; Senior Vice President and Head of Intermediary Distribution, Marketing and Product	None

Dave K. Stewart	Chief Financial Officer	None

Scott R. Plummer	Senior Vice President, Chief Counsel and Assistant Secretary	Senior Vice President, Chief Legal Officer and Assistant Secretary

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Hector DeMarchena	Vice President – Institutional Asset Management Product Administration and Assistant Treasurer	None

Mark Dence	Vice President – National Sales Manager IO	None

Joe Feloney	Vice President – National Sales Manager – US Trust/Private Wealth Management	None

Leslie Moon	Vice President – Mutual Fund Technology	None

Brian Walsh	Vice President, Strategic Relations	None

Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Tara Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary

Eric T. Brandt	Vice President and Assistant Secretary	None

James L. Hamalainen	Treasurer	None

Ken Murphy	Anti-Money Laundering Officer	Money Laundering Prevention Officer and Identity Theft Prevention Officer

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	c/o 225 Franklin Street, Boston, MA 02110

(c) Not applicable.

ITEM 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Registrant, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, Brandes Investment Partners, L.P., 11988 El Camino Real, San Diego, CA 92130;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202;

•	Registrant’s subadviser, Threadneedle International Limited, 60 St Mary Axe, London EC3A 8JQ, United Kingdom.

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s former custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza 19th Floor, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

ITEM 34.	Management Services

Not Applicable.

ITEM 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbia Funds Series Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 2nd day of May, 2013.

COLUMBIA FUNDS SERIES TRUST

By:	/s/ Joseph F. DiMaria
Name: Title:	Joseph F. DiMaria Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES	TITLE	DATE

/s/ J. Kevin Connaughton* J. Kevin Connaughton	President (Principal Executive Officer)	May 2, 2013

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	May 2, 2013

/s/ Joseph F. DiMaria Joseph F. DiMaria	Chief Accounting Officer (Principal Accounting Officer)	May 2, 2013

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chairman of the Board	May 2, 2013

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	May 2, 2013

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	May 2, 2013

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	May 2, 2013

/s/ William P. Carmichael* William P. Carmichael	Trustee	May 2, 2013

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee	May 2, 2013

/s/ William A. Hawkins* William A. Hawkins	Trustee	May 2, 2013

/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee	May 2, 2013

/s/ Catherine James Paglia* Catherine James Paglia	Trustee	May 2, 2013

/s/ Leroy C. Richie* Leroy C. Richie	Trustee	May 2, 2013

/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee	May 2, 2013

/s/ Minor M. Shaw* Minor M. Shaw	Trustee	May 2, 2013

/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee	May 2, 2013

/s/ William F. Truscott* William F. Truscott	Trustee	May 2, 2013

*By:	/s/ Ryan C. Larrenaga
Ryan C. Larrenaga** Attorney-in-Fact May 2, 2013

**	Executed by Ryan C. Larrenaga on behalf of each of the Trustees pursuant to a Power of Attorney dated April 17, 2013, filed herewith; and on behalf of J. Kevin Connaughton pursuant to a Power of Attorney dated May 1, 2010 and incorporated by reference to PEA No. 82 to the Registration Statement filed on May 28, 2010.

EXHIBIT INDEX

Exhibit No.	Description

(d)(3)(i)	Amendment No. 1 to the Investment Sub-Advisory Agreement among CMIA, Marsico and the Registrant, dated January 23, 2013

(d)(3)(ii)	Amendment No. 2 to the Investment Sub-Advisory Agreement among CMIA, Marsico and the Registrant, dated January 23, 2013

(m)(1)(ii)	Restated Exhibit I to Shareholder Servicing and Distribution Plan for Registrant’s Class A Shares, effective April 30, 2013

(m)(2)(ii)	Restated Exhibit I to Distribution Plan for Certain Fund Share Classes of the Registrant, effective April 30, 2013

(m)(3)(ii)	Restated Exhibit I to Shareholder Servicing Plan for Certain Fund Share Classes of the Registrant, effective April 30, 2013

(n)	Amended and Restated 18f-3 Multi-Class Plan, dated April 30, 2013

(p)(2)	Code of Ethics for CMIA and CMID, effective July 1, 2012

(q)(1)	Power of Attorney for the Registrant’s Trustees, dated April 17, 2013